As filed with the Securities and Exchange Commission on April 18, 2006
                                        Registration Statement No. 333- 131889



==============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   ---------


                              Amendment No. 2 to
                            REGISTRATION STATEMENT
                                  ON FORM S-3
                                     UNDER
                          THE SECURITIES ACT OF 1933


                                   ---------

                    SYNTHETIC FIXED-INCOME SECURITIES, INC.
            (Exact name of registrant as specified in its charter)

Delaware                                                            52-2316339
(State of incorporation)                                      (I.R.S. Employer
                                                           Identification No.)

                              One Wachovia Center
                         301 S. College St. 30th Floor
                        Charlotte, North Carolina 28288
                                (704) 374-6611

              (Address, including zip code, and telephone number,
             including area code, of principal executive offices)

                                   ---------

                             James F. Powers, Esq.
                                Wachovia Center
                              301 S. College St.
                        Charlotte, North Carolina 28288
                                (704) 374-6611

               (Name, address, including zip code, and telephone
              number, including area code, of agent for service)

                                   ---------

                                 With copy to:
                             Siegfried Knopf, Esq.
                               Sidley Austin LLP
                              787 Seventh Avenue
                           New York, New York 10019
                                (212) 839-5334

     Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [X]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE



=================================================================================================================================
                                                                   Proposed               Proposed               Amount of
                                             Amount                 Maximum                Maximum
              Title of                        to be             Aggregate Price           Aggregate            Registration
    Securities to be Registered           Registered(1)            Per Unit*           Offering Price*              Fee
------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Trust Certificates...............        $1,000,500,000              100%              $1,000,500,000         $126,743.65(1)
=================================================================================================================================


     (1) $107.00 of the registration fee was previously paid in connection with the initial filing of this registration statement, and $126,636.65 was paid at the time of registration of the unsold securities under registration statement no. 333-111858.


* Estimated for the purpose of calculating the registration fee.


Pursuant to Rule 429 under the Securities Act of 1933 the prospectus included in this registration statement is a combined prospectus that also relates to the securities registered pursuant to the registrant's registration statement No. 333-111858 initially filed on January 12, 2004. The amount of unsold securities thereunder is $999,500,000.00 and such amount is carried forward to this registration statement.


==============================================================================

The information in this Prospectus Supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus Supplement and the accompanying Prospectus is not an offer to sell and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                         Form of Prospectus Supplement

Prospectus Supplement
(To Prospectus Dated ________________, 200[ ])



                  Subject to Completion Dated April 17, 2006


                                 $[_________]
        [_________] Structured Repackaged Asset-Backed Trust Securities
                  (STRATSSM) Certificates, Series 200[ ]-[ ],
        $[____________] [____%] [Floating Rate] Class [ ] Certificates


      STRATSSM Trust [______________________________], Series 200[ ]-[ ]
                                Issuing Entity

                    Synthetic Fixed-Income Securities, Inc.
                             Sponsor and Depositor

The offered certificates represent interests in the issuing entity only and do not represent an interest in or obligation of the underwriters, the depositor and sponsor or any of their affiliates.

You should review the information in "Risk Factors" on page S-__ of this Prospectus Supplement and on page 5 in the Prospectus. For complete information about the offered certificates, read both this Prospectus Supplement and the Prospectus.

This Prospectus Supplement must be accompanied by the Prospectus if it is being used to offer and sell the offered certificates.

The Issuing Entity


o is a[New York common law] trust formed by a trust agreement between the Depositor and _____________.

o will issue __________ classes of certificates, [all of which [except the class [ ]] are offered by this Prospectus Supplement.


The Certificates


o consist of the $[_______] Class [ ] Certificates that will bear interest at a [fixed rate of [__]% per annum] [floating rate equal to the [index] for each accrual period plus [__]% per annum].

o are principally secured by the assets of the issuing entity, which consist [primarily] of a [security] [pool of securities] that [is][are] described in this Prospectus Supplement.

o are entitled to distributions of interest [monthly] [quarterly] [semi-annually] on the [___] day of each [_____] commencing [__________] [if different, disclose distribution frequency and first and last expected distribution of principal].

o    currently have no trading market.

o    are not insured or guaranteed by any governmental agency.

o [differ in right to payment in that the Class__ certificates are subordinated to the Class__ certificates.]

o [have the benefit of credit enhancement [briefly describe any credit enhancement or other support and identify any enhancement or support provider]].


                                                                          Proceeds to
                                                                           Depositor
                        Price to Public      Underwriting Discount     (before expenses)
------------------   ---------------------   ---------------------   ---------------------
  Per [Class __]           $[______]               $[______]               $[______]
   Certificate

      Total                $[______]               $[______]               $[______]


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these certificates or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.


Subject to the satisfaction of certain conditions, the underwriter[s] named below will purchase the offered certificates from the Depositor. See "Method of Distribution" in this Prospectus Supplement. The offered certificates will be issued in book-entry form only on or about ________________


                                 -------------

                              Wachovia Securities
                                    [Date]

             IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
             PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS

We provide information to you about the certificates in two separate documents that progressively provide more detail: (a) the accompanying Prospectus, which provides general information, some of which may not apply to your series of certificates and (b) this Prospectus Supplement, which describes the specific terms of your series of certificates.

The Depositor has filed with the Securities and Exchange Commission a registration statement (of which this Prospectus Supplement and the accompanying Prospectus form a part) under the Securities Act of 1933, with respect to your series of certificates. This Prospectus Supplement and the accompany Prospectus do not contain all of the information contained in the registration statement. For further information regarding the documents referred to in this Prospectus Supplement and the accompany Prospectus, you should refer to the registration statement and the exhibits to such registration statement. See "Where You Can Find More Information" in the accompanying Prospectus.

You should rely only on the information contained in this Prospectus Supplement or the accompany Prospectus. Neither the Depositor nor the Underwriters have authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. Neither the Depositor nor the Underwriters are making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

We include cross-references in this Prospectus Supplement and the accompanying Prospectus to captions in these materials where you can find further related discussions. The following table of contents and the table of contents included in the accompanying Prospectus provide the pages on which these captions are located.

For 90 days following the date of this Prospectus Supplement, all dealers selling the offered certificates will deliver a Prospectus Supplement and Prospectus. This is in addition to the dealers' obligation to deliver a Prospectus when acting as underwriters of the offered certificates and with respect to their unsold allotments or subscriptions.

We are not offering the offered certificates in any state where the offer is not permitted.

[Wachovia Securities][the underwriters] may engage in transactions that stabilize, maintain or otherwise affect the price of the certificates, including over-allotment, stabilizing and short-covering transactions in such securities and the imposition of penalty bids, in each case in connection with the offering of the certificates. For a description of these activities, see "Method of Distribution" in this Prospectus Supplement.

                               TABLE OF CONTENTS

Summary....................................................................S-4

Risk Factors..............................................................S-10


Formation of the Issuing Entity...........................................S-10


Description of the Deposited Assets.......................................S-10

[Description of Credit Support]...........................................S-17


[Description of Derivatives]..............................................S-18

Description of the Certificates...........................................S-18

Description of the Trust Agreement........................................S-22

Material Federal Income Tax Consequences..................................S-25

ERISA Considerations......................................................S-25

Method of Distribution....................................................S-26

Ratings...................................................................S-27

Legal Opinions............................................................S-27

Index of Terms for Prospectus Supplement..................................S-28

                                    Summary


     This summary highlights the principal economic terms of the certificates being issued by the issuing entity and of the Underlying Securities. It does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of the offering of the certificates, you should read carefully this Prospectus Supplement and the accompanying Prospectus in full. Certain capitalized terms used in this Prospectus Supplement are defined on the pages indicated in the "Index of Terms".


The Certificates

Depositor..............................   Synthetic Fixed-Income Securities,
                                          Inc., a wholly-owned subsidiary of
                                          Wachovia Corporation. The depositor
                                          is also the "sponsor" with respect
                                          to the Certificates for purposes of
                                          Rule 1101(1) under the Securities
                                          Act of 1933 and references to the
                                          "depositor" herein also include the
                                          depositor in its capacity as
                                          sponsor.

Trustee................................   [___________________________].

Issuing Entity.........................   The Depositor and the Trustee will
                                          form the STRATSSM Trust
                                          [___________________], Series
                                          200[ ]-[ ].

Securities Offered.....................   [Asset-Backed] [Trust] certificates,
                                          Series 200[ ]-[ ], consisting of
                                          class [ ] certificates[,] [and]
                                          class [ ] certificates [and specify
                                          others].

Principal Balance [Notional Amount]....   Class [    ]: [$] [      ]

Final Scheduled Distribution Date......   Class [    ]:
                                          Class [    ]:

Pass-Through Rates.....................   [The Variable Pass-Through Rates
                                          applicable to the calculation of the
                                          interest distributable on any
                                          Distribution Date on the
                                          certificates [(other than the class
                                          [ ] certificates)] are equal to
                                          [describe method for determining
                                          variable rates]. The initial
                                          Variable Pass-Through Rates for the
                                          class [ ] certificates [,] [and] the
                                          class [ ] certificates [and specify
                                          others] are approximately ___% [,]
                                          [and] ___% [and ___%] per annum,
                                          respectively.] [The Pass-Through
                                          Rate applicable to the calculation
                                          of the interest distributable on any
                                          Distribution Date on the [specify
                                          classes] certificates is fixed at
                                          ___% [and ___%, respectively,] per
                                          annum.]

Deposited Assets.......................   The Deposited Assets will consist of
                                          the Underlying Securities [and
                                          describe any assets which relate to
                                          the Underlying Securities]. See
                                          "--The Underlying Securities"
                                          [,"--Other Deposited Assets"] and
                                          "Description of the Deposited
                                          Assets" below.

Original Issue Date....................   [                ].

Cut-off Date...........................   [                ].

Distribution Date......................   [         ], commencing [         ].

Record Date............................   The [ ] day immediately preceding
                                          each Distribution Date.

Denominations; Specified Currency......   The class [ ] certificates[,] [and]
                                          class [ ] certificates [and specify
                                          others] will be denominated and
                                          payable in [U.S. dollars] [ ] (the
                                          "Specified Currency") and will be
                                          available for purchase in minimum
                                          denominations of [$] [ ] and
                                          [multiples of [$] [ ]] .

Interest Accrual Periods...............   [Monthly] [Quarterly]
                                          [Semi-annually] (or, in the case of
                                          the first Interest Accrual Period,
                                          from and including the Original
                                          Issue Date to but excluding the
                                          first Distribution Date).

Form of Security.......................   [Book-entry certificates with The
                                          Depository Trust Company]. See
                                          "Description of the
                                          Certificates--Definitive
                                          Certificates." Distributions will be
                                          settled in [immediately available
                                          (same-day)] [clearinghouse
                                          (next-day)] funds.

Ratings................................   [ ] by [ ] [and [ ] by [ ]].
                                          [Specify specific ratings
                                          requirements for particular classes,
                                          including the extent to which the
                                          issuance of the certificates of a
                                          given class is conditioned upon
                                          satisfaction of the ratings of each
                                          other class of certificates.] See
                                          "Ratings."

Collection Period......................   With respect to a Distribution Date,
                                          the period beginning on [ ] and
                                          ending at the close of business on
                                          [ ].

The Underlying Securities

Underlying Securities..................   [A [ ]%] [floating rate] [publicly
                                          traded [debt][asset-backed] security
                                          due [ ] [A pool of publicly issued
                                          [debt][asset-backed] securities of
                                          various issuers] [United States
                                          treasury securities] debt securities
                                          of various United States government
                                          sponsored entities], exclusive of
                                          the Retained Interest [in/having] an
                                          aggregate principal amount of
                                          [$][ ].

                                          [[Interest] [Dividends] on the
                                          Underlying Securities accrue[s] at
                                          the Underlying Securities Rate for
                                          each Underlying Securities Accrual
                                          Period and is payable on each
                                          Underlying Securities Payment Date.
                                          The entire principal amount of the
                                          Underlying Securities will be
                                          payable on the Underlying Securities
                                          Final Payment Date.] [The Underlying
                                          Securities have a remaining term to
                                          maturity of approximately ___
                                          years.] [As of the Cut-off Date, the
                                          pool of Underlying Securities have a
                                          weighted average
                                          [interest][dividend] rate of ___%
                                          and a weighted average remaining
                                          term to maturity of approximately
                                          ___ years. [Approximately ___%
                                          [specify if greater than 10%] of
                                          such Underlying Securities consist
                                          of debt securities of [name
                                          issuer].]

                                          [United States treasury securities]

                                          [[Name such obligor] is a [U.S.
                                          government-sponsored entity]
                                          [specify other] whose principal
                                          executive offices are located at
                                          [specify address]. The obligor
                                          [makes available to the public upon
                                          request certain annual financial and
                                          other information].]

                                          [[Name such obligor] is a U.S.
                                          corporation whose principal
                                          executive offices are located at
                                          [specify address].]

Underlying Securities Issuer...........   [Specify issuer] [Pool of various
                                          domestic corporations, limited
                                          liability companies, banking
                                          organizations and insurance
                                          companies.] [A trust or other legal
                                          entity organized under the laws of
                                          ________________ to issue trust
                                          [certificates.][notes.][asset-backed
                                          securities.] [A[ ]%]-[floating rate]
                                          [United States treasury securities]
                                          [debt securities of various United
                                          States government sponsored
                                          entities] [Government Trust
                                          Certificates ("GTCs"), exclusive of
                                          the Retained Interest] [in/having]
                                          an aggregate principal amount of
                                          [$][ ].

                                          [The [Underlying Securities Issuer]
                                          is subject to the informational
                                          requirements of the Securities
                                          Exchange Act of 1934 and in
                                          accordance therewith files reports
                                          and other information (including
                                          financial information) with the SEC
                                          under the Underlying Securities
                                          Issuer's Exchange Act file number,
                                          001- ].

[GSE Issuer]...........................   [Specify issuer] [Pool of various
                                          U.S. government sponsored entity
                                          issuers].

Underlying Securities Original Issue
  Date.................................   [               ].

Underlying Securities Final Payment
  Date.................................   [               ].

Amortization...........................   [Describe amortization schedule, if
                                          any].

Denominations; Underlying Securities...   The Underlying Securities are
                                          denominated and payable in [U.S.
                                          dollars] [ ] and are available in

Currency...............................   minimum denominations of [$][ ] and
                                          [multiples thereof] [multiples of
                                          [$] [ ]].

Underlying Securities Payment Dates....   [      ], commencing [      ].

Underlying Securities Rate.............   [__% per annum.] [A [Weighted
                                          Average] rate per annum equal to
                                          [specify interest rate formula for
                                          debt security].]

Underlying Securities Interest Accrual
  Periods..............................   [Monthly] [Quarterly] [Semi-annually].

Priority...............................   [Describe senior or subordinated
                                          status or liquidation preference of
                                          any of Underlying Securities].

Security...............................   [Describe existence of any security
                                          for obligations or state that
                                          Underlying Securities are
                                          unsecured].

Redemption/Put/Other Features..........   [Describe existence of any
                                          redemption, put or other material
                                          features applicable to the
                                          Underlying Securities].

Form of Security.......................   Book-entry debt securities with DTC
                                          [listed on the [New York] [American]
                                          Stock Exchange [specify other
                                          listing]].

[Underlying Securities Trustee]........   [ ]. The Underlying Securities have
                                          been issued pursuant to an indenture
                                          between ______________ and the
                                          issuer of the Underlying Securities.

[Fiscal and Paying Agent]..............   [ ] [The Underlying Securities have
                                          been issued pursuant to a fiscal and
                                          paying agency agreement, between
                                          ____________ and the issuer of the
                                          Underlying Securities] [specify
                                          other agreement].

Ratings................................   [ ] by [ ] [and [ ] by [ ]]. See
                                          "Description of the Underlying
                                          Securities--Ratings of Underlying
                                          Securities."

Trust Agreement........................   The certificates will be issued by
                                          the terms of the Trust agreement.
                                          The certificates will consist of [ ]
                                          classes, designated as class [ ]
                                          certificates [and] [,] class [ ]
                                          certificates [and [specify other
                                          classes]], [all] of which [all but
                                          the class [ ] certificates] are
                                          being offered by this Prospectus
                                          Supplement.

                                          The Certificate Principal Balance of
                                          a certificate outstanding at any
                                          time represents the maximum amount
                                          that the certificate holder is
                                          entitled to receive as distributions
                                          allocable to principal. The
                                          Certificate Principal Balance of a
                                          certificate will decline to the
                                          extent distributions allocable to
                                          principal are made to holders. [The
                                          Notional Amount of the class [ ]
                                          certificates as of any date of
                                          determination is equal to [specify].
                                          "Notional Amount" means the stated
                                          amount on the face of the class [ ]
                                          certificates and is solely for
                                          convenience in determining the basis
                                          on which distributions on the class
                                          [ ] certificates are calculated [and
                                          determining the relative voting
                                          rights of certificateholders of
                                          class [ ] certificates for purposes
                                          of voting on a class-by-class basis
                                          or otherwise. The Notional Amount
                                          does not represent the right to
                                          receive any distributions allocable
                                          to principal.]

                                          [The class [ ] certificates, which
                                          are not being offered by this
                                          Prospectus Supplement, have in the
                                          aggregate an initial Certificate
                                          Principal Balance of [$]
                                          (approximate) and a [Variable]
                                          Pass-Through Rate [of ___%]. The
                                          class [ ] certificates represent the
                                          right to receive distributions in
                                          respect of their Certificate
                                          Principal Balance and interest
                                          thereon at their applicable
                                          Pass-Through Rate.] Shortfalls in
                                          collections with respect to the
                                          Deposited Assets will be allocated
                                          solely to the class [ ] certificates
                                          to the extent provided in this
                                          Prospectus Supplement and,
                                          thereafter, will be allocated among
                                          the certificates and the class [ ]
                                          certificates, as provided in this
                                          Prospectus Supplement. [The class [
                                          ] certificates will be transferred
                                          by the Depositor to an affiliate on
                                          or about [________, 200[ ]] (the
                                          "Closing Date"), and may be sold at
                                          any time in accordance with any
                                          restrictions in the Trust
                                          agreement.]]

Retained Interest......................   [None.]


Other Deposited Assets and Credit
  Support..............................   The Deposited Assets will also
                                          include [direct obligations of the
                                          United States] [describe any
                                          derivative instruments that will be
                                          used to alter the payment
                                          characteristics of the cash flows
                                          from the issuing entity and whose
                                          primary purpose is not to provide
                                          credit enhancement relating to the
                                          Underlying Securities such as puts,
                                          calls, interest rate swaps, currency
                                          swaps, floors, caps and collars]
                                          provided by [describe counterparty]
                                          (such assets, together with the
                                          Underlying Securities, the
                                          "Deposited Assets"). See
                                          "Description of the [Deposited
                                          Assets] [Underlying Securities]."


                                          [The certificateholders of the
                                          [specify particular classes]
                                          certificates will have the benefit
                                          of [describe credit support]
                                          provided by [describe provider] to
                                          support or ensure the

                                          [servicing and] [timely] [ultimate]
                                          distribution of amounts due with
                                          respect to the Deposited Assets.]

Distributions..........................   Holders of the certificates will be
                                          entitled to receive on each
                                          Distribution Date, to the extent of
                                          available funds, after payment of
                                          the expenses of the Trustee and its
                                          respective agents up to the
                                          Allowable Expense Amount,

                                          o    [in the case of each class of
                                               certificates other than the
                                               class [ ] certificates,]
                                               distributions allocable to
                                               interest at the applicable
                                               Pass-Through Rate on the
                                               applicable Certificate
                                               Principal Balance,

                                          o    [in the case of each class of
                                               certificates other than the
                                               class [ ] certificates,]
                                               distributions allocable to
                                               principal, and

                                          o    [in the case of each class of
                                               certificates other than the
                                               class [ ] certificates,]
                                               distributions allocable to
                                               premium (if any) in an amount
                                               equal to all payments of
                                               premium (if any) received on
                                               the Underlying Securities for
                                               the applicable Collection
                                               Period.

                                          Distributions will be made to
                                          certificateholders only if, and to
                                          the extent that, payments are made
                                          with respect to the Deposited Assets
                                          or are otherwise covered by any
                                          credit support. [The holders of the
                                          class [ ] certificates will be
                                          entitled to receive on each
                                          Distribution Date distributions
                                          allocable to interest in an amount
                                          equal to [describe].] [The holders
                                          of the class [ ] certificates will
                                          not be entitled to receive any
                                          distributions allocable to principal
                                          or premium (if any).] See
                                          "Description of the
                                          Certificates--Distributions."


                                          ["Allowable Expense Amount" means,
                                          for any given Collection Period, the
                                          sum of (x) [$] __________ and (y)
                                          amounts in respect of the Allowable
                                          Expense Amount from the preceding
                                          Collection Period that have not been
                                          applied on the Distribution Date for
                                          such preceding Collection Period.

Trustee Fee............................   The Trustee will receive a fee as
                                          compensation for its services to the
                                          issuing entity equal to [$_________
                                          per Collection Period] which will be
                                          paid [from available funds prior to
                                          any distributions to
                                          certificateholders] [by the
                                          Depositor from its own funds].


Special Distribution Dates.............   If a payment with respect to the
                                          Underlying Securities is made to the
                                          Trustee after the Underlying
                                          Securities Payment Date on which
                                          payment was due, then the Trustee
                                          will distribute any such amounts
                                          received on the next occurring
                                          Business Day (a "Special
                                          Distribution Date") as if the funds
                                          had constituted Available Funds on
                                          the Distribution Date immediately
                                          preceding such Special Distribution
                                          Date; provided, however, that the
                                          Record Date for such Special
                                          Distribution Date shall be [five
                                          Business Days (as such term is
                                          defined in the Prospectus, "Business
                                          Day") prior to the day on] which the
                                          related payment was received from
                                          the Underlying Securities Trustee.

Subordination..........................   [The rights of the holders of the
                                          class [ ] certificates [and specify
                                          other classes] to receive
                                          distributions of principal, premium
                                          (if any), and interest with respect
                                          to the Deposited Assets will be
                                          subordinated to the rights of the
                                          holders of the other classes of
                                          certificates with respect to losses
                                          attributable to principal, premium
                                          (if any) and interest realized on a
                                          Deposited Asset (such losses,
                                          "Realized Losses"). See "Description
                                          of the Certificate--Allocation of
                                          Losses; Subordination."]


Action Upon Underlying Issuer Failing
  to Report Under the Exchange Act.....   [In the event that the Underlying
                                          Issuer either (i) states in writing
                                          that it intends permanently to cease
                                          filing periodic reports required
                                          under the Securities Exchange Act of
                                          1934 or (ii) fails to file its
                                          required periodic reports for any
                                          applicable reporting period (each,
                                          an "SEC Reporting Failure"), the
                                          Trustee, if so instructed by the
                                          Depositor shall [describe possible
                                          liquidation of the issuing entity.]]
                                          [Describe any other mandatory
                                          redemption, call or liquidation
                                          events.]

Optional Termination...................   The Depositor may purchase at a
                                          price equal to the [principal
                                          amount] [liquidation preference
                                          amount] of the Underlying Securities
                                          all the Deposited Assets in the
                                          issuing entity on any Distribution
                                          Date on which the aggregate
                                          [principal amount] [liquidation
                                          preference amount] of the Underlying
                                          Securities remaining in the issuing
                                          entity is less than [10%] of the
                                          aggregate [principal amount]
                                          [liquidation preference amount] of
                                          the Deposited Assets as of the
                                          Cut-off Date. This would cause the
                                          termination of the issuing entity
                                          and early retirement of the
                                          certificates. See "Description of
                                          the Trust Agreement--Termination" in
                                          this Prospectus Supplement and
                                          "Description of Trust
                                          Agreement--Termination" in the
                                          Prospectus.

[Other Liquidation or Amortization
  Events]..............................   [Specify any other liquidation or
                                          amortization events or performance
                                          triggers that would alter
                                          transaction structure or flow of
                                          funds.]


Material Federal Income Tax
  Consequences.........................   Sidley Austin LLP, special tax
                                          counsel, has delivered an opinion
                                          that the Trust will be a grantor
                                          trust or a partnership for federal
                                          income tax purposes and not an
                                          association taxable as a corporation
                                          (or publicly traded partnership
                                          treated as a corporation). Although
                                          such treatment is not certain, the
                                          Trustee intends for tax reporting
                                          purposes to treat the Trust as a
                                          grantor trust and the balance of
                                          this discussion assumes that the
                                          Trust will be so classified. For a
                                          discussion of the consequences of
                                          recharacterization of the Trust as a
                                          partnership for federal income tax
                                          purposes, see "--Tax Status of the
                                          Trust--Classification as a
                                          Partnership" in "Material Federal
                                          Income Tax Consequences" in the
                                          Prospectus. Each certificateholder
                                          will be subject to the original
                                          issue discount ("OID") rules of the
                                          Code and Treasury Regulations with
                                          respect to such Certificates. See
                                          "Material Federal Income Tax
                                          Consequences" in this Prospectus
                                          Supplement and in the Prospectus.

ERISA Considerations...................   An employee benefit plan subject to
                                          the Employee Retirement Income
                                          Security Act of 1974 ("ERISA"),
                                          including an individual retirement
                                          account (an "IRA") or Keogh plan (a
                                          "Keogh") (each, a "Plan") should
                                          consult its advisors concerning the
                                          ability of such Plan to purchase
                                          Certificates under ERISA or the
                                          Code. See "ERISA Considerations."

Ratings................................   It is a condition to the issuance of
                                          the certificates that the
                                          certificates have the ratings
                                          specified above under "Summary of

                                          Principal Economic Terms--The
                                          Certificates-Ratings." A security
                                          rating is not a recommendation to
                                          buy, sell or hold securities and may
                                          be subject to revision or withdrawal
                                          at any time by the assigning rating
                                          agency. A security rating does not
                                          address the occurrence or frequency
                                          of redemptions or prepayments on, or
                                          extensions of the maturity of, the
                                          Deposited Assets, the corresponding
                                          effect on yield to investors [or
                                          whether investors in the class [ ]
                                          certificates may fail to recover
                                          fully their initial investment]. See
                                          "Ratings."

                                 Risk Factors

     [Describe risk factors applicable to the specific Underlying Securities, other Deposited Assets, the certificates and the particular structure of the certificates being offered, including risks that may be different for investors in different classes, factors relating to the yield on the certificates and risks associated with the Deposited Assets (including any material risks as a result of any repurchase option or put and the inclusion in the Deposited Assets of GTCs) and the terms of the Deposited Assets, as described in "Summary of Principal Economic Terms--Underlying Securities".] See "Risk Factors" and "Maturity and Yield Considerations" in the Prospectus.

     [The Underlying Securities are not guaranteed by the federal government or any agency or instrumentally of the federal government, other than the issuer of the Underlying Securities.] [The Certificates represent interests in the issuing entity only and do not represent an interest in or obligation of the underwriters, the Depositor, or any of their affiliates.]


                        Formation of the Issuing Entity

     The issuing entity will be STRATSSM Trust [__________________], Series 200[ ]-[ ] (the "Trust"), a [New York common law] trust, formed under the Series [ ]-[ ] series supplement dated as of [______________], [20__] between the Depositor and the Trustee which supplements the terms of the base trust agreement dated as of [______________], [20__] and which are collectively referred to as the "Trust Agreement". At the time of the execution and delivery of the series supplement, the Depositor will deposit the Underlying Securities in the Trust. The Trustee, on behalf of the Trust, will accept such Underlying Securities and will deliver the certificates in accordance with the instructions of the Depositor.


     The Underlying Securities will be purchased by the Depositor in the secondary market (either directly or through an affiliate of the Depositor). The Underlying Securities (other than Underlying Securities which are issued by the United States of America) will not be acquired from [name of the issuer] as part of any distribution by or in accordance with any agreement with such issuer. [name of issuer] is [not] participating in this offering and will not receive any of the proceeds of the sale of the Underlying Securities to the Depositor or the issuance of the certificates. [Neither the Depositor nor any of its affiliates participated in the initial public offering of the Underlying Securities] [Wachovia Securities, an affiliate of the Depositor, participated in the initial public offering of the Underlying Securities as a [co-underwriter] [underwriter]].

     The fiscal year end for the Trust will be December 31, commencing with December 31, 200[ ].

     [Since the Trust is a common law trust, it may not be eligible for relief under the federal bankruptcy laws, unless it can be characterized as a "business trust" for purposes of the federal bankruptcy laws. Bankruptcy courts look at various considerations in making this determination, so it is not possible to predict with any certainty whether or not the Trust would be characterized as a "business trust." Several steps have been taken to minimize the risk of a Trust bankruptcy.] [The Trust is a "business trust" and is eligible to be a debtor under the federal bankruptcy laws. However, several steps have been taken to minimize the risk of a Trust bankruptcy.] The transfer of the Underlying Securities has been structured so that the Trust will be the sole owner of the Underlying Securities free and clear of any lien other than the rights of the [name provider of credit support or derivative provider]. In addition, the permissible activities of the Trust are limited to issuing the Certificates, entering into and performing its obligations under the Trust Agreement, the material terms of which are described in this Prospectus Supplement and the Prospectus under "Description of the Certificates" and "Description of the Trust Agreement."

                      Description of the Deposited Assets

General

     This Prospectus Supplement sets forth the relevant terms with respect to the Underlying Securities, but does not provide detailed information with respect to the Underlying Securities. This Prospectus Supplement relates only to the

Certificates and does not relate to the Deposited Assets. All disclosure contained in this Prospectus Supplement with respect to the Underlying Securities is derived from publicly available documents. [Describe publicly available documents.] [The] [Each] issuer of the Underlying Securities is [not] subject to the information reporting requirements of the Exchange Act. Although the Depositor has no reason to believe the information concerning the Underlying Securities, [name of issuer] [or each Underlying Securities prospectus related to the Underlying Securities] and other publicly available information is not reliable, neither the Depositor nor any of the underwriters has participated in the preparation of such documents, or made any due diligence inquiry with respect to the information provided in such documents. Events affecting the Underlying Securities or [or name of issuer] may have occurred and may have not yet been publicly disclosed. This would affect the accuracy or completeness of the publicly available documents described above.

     The Underlying Securities (i) either will have been (a) previously registered under the Securities Act or (b) are eligible for sale under Rule 144(k) of the Securities Act; and (ii) will be acquired in bona fide secondary market transactions, not from the issuer or an affiliate of the issuer of such Underlying Securities.


     No investigation of the Underlying Securities or the issuer of the Underlying Securities was made by the Depositor in connection with this offering. The underlying securities were selected for inclusion in the Trust by the Depositor based on its assessment of investor preferences, the payment characteristics of the Underlying Securities, and the price and availability of the Underlying Securities in the secondary market.


     As of [specify date], the Depositor estimates that the market price of the Underlying Securities was [____]% of their principal amount plus accrued interest. This market price is based on one or more prices reported or available to the depositor for actual sales occurring on [specify date]. The foregoing market price of the Underlying Securities is not intended to indicate the market value of the Certificates.


     [Provide disclosure required pursuant to Regulation AB, Item 1107(j), if expenses incurred in connection with the selection and acquisition of the pool assets are to be paid from offering proceeds.]


     [Use the following where the Underlying Securities consist of a pool of obligations of multiple obligors.]

     [The Deposited Assets will consist primarily of the Underlying Securities, which are a pool of [treasury securities] [and] [publicly traded debt or asset-backed securities of [domestic corporations][,][limited liability companies][,] [banking organizations] [and] [insurance companies] [U.S. government-sponsored entities ("GSEs")] [Government Trust Certificates ("GTCs")].] [The Deposited Assets will consist primarily of the Underlying Securities, which are a pool of publicly issued [debt][asset-backed] securities. The Underlying Securities will be purchased by the Depositor in the secondary market (either directly or through an affiliate of the Depositor) and will be deposited into the Trust. The Underlying Securities will not be acquired either from the respective obligors on the Underlying Securities or pursuant to any distribution by or agreement with such obligors.

     The composition of the Underlying Securities pool and the distribution by ratings, remaining term to maturity and interest rate of the Underlying Securities as of the Cut-off Date are as set forth below:

                 Composition of the Underlying Securities Pool
                            as of the Cut-off Date

Number of Underlying Securities:
Aggregate Principal Balance:                         [$]
Average Principal Balance:                           [$]
Largest Balance                                      [$]
Weighted Average Interest Rate:                                  %
Weighted Average Original Term to Maturity:                      years
Weighted Average Remaining Term to Maturity                      years
Longest Remaining Term to Maturity:                              years

                    Distribution by Industry Classification
           of the Underlying Securities Pool as of the Cut-off Date

                                                                    Percent of
                                                     Aggregate       Aggregate
                                                     Principal       Principal
Industry Classification                  Number       Balance         Balance
-----------------------------------      ------      ---------      ----------

Total

                        Distribution by Ratings of the
          Underlying Securities Business Tool as of the Cut-off Date

                                                                    Percent of
                                                     Aggregate       Aggregate
                                                     Principal       Principal
Rating                                   Number       Balance         Balance
-----------------------------------      ------      ---------      ----------

Total

                  Distribution of Remaining Term to Maturity of the Underlying Securities Pool as of the Cut-off Date

                                                                    Percent of
                                                     Aggregate       Aggregate
                                                     Principal       Principal
Remaining Term to Maturity               Number       Balance         Balance
-----------------------------------      ------      ---------      ----------

Total

                     Distribution by Interest Rate of the
               Underlying Securities Pool as of the Cut-off Date

                                                                    Percent of
                                                     Aggregate       Aggregate
                                                     Principal       Principal
Interest Rate Range                      Number       Balance         Balance
-----------------------------------      ------      ---------      ----------

___% to ___%                                            [$]                  %
Greater than __%                                        [$]               100%
Total


     No payment due under any of the Underlying Securities is delinquent as of the Cut-off Date or will be delinquent as of the Closing Date


     [As of the Cut-off Date, [all of] [approximately ___% of] the Underlying Securities were rated [investment grade] [specify particular rating] by at least one nationally recognized rating agency, and, based on publicly available information, no obligor of any Underlying Security was in default in the payment of any installments of principal, interest or premium (if any) with respect to such Underlying Security. Any rating of any of the Underlying Securities is not a recommendation to purchase, hold or sell such Underlying Security or the certificates, and a rating may not remain for any given period of time or may be lowered or withdrawn entirely by a rating agency in the future. See "Ratings" in this Prospectus Supplement and "Risk Factors--Risk of Ratings of the Certificates being Downgraded or Withdrawn" in the accompanying Prospectus regarding considerations applicable to the ratings of the certificates.]

     [If the Underlying Securities are asset-backed securities, provide static pool information, to the extent material. See "Description of Deposited Assets and Credit Support--Underlying Securities--Asset-Backed Securities" in the accompanying Prospectus.]

Underlying Securities

     The Underlying Securities have been issued by [an] agreement[s] (specify other)) between the [various] [issuer[s] of the Underlying Securities and Underlying Securities [trustee[s]] [fiscal agent[s]] [a certificate of designation].

     The [pool of] Underlying Securities, together with any other assets described below and any credit support described under "Description of Credit Support," represent the sole assets of the Trust that are available to make distributions in respect of the certificates.]

     [Use the following with respect to each obligor the Underlying Securities of which represent more than 10% of the total Underlying Securities available to make distributions in respect of the certificates-only a single obligor is referred to for purposes of this section of the form of Prospectus Supplement.]

     [A significant portion of] [Virtually all of] [All of] the Deposited Assets of the Trust will consist of the [___%] [floating rate] [specify publicly issued security] due _____________ of [specify issuer][, exclusive of the interest in such Deposited Assets retained by [the Depositor] as described below (the "Retained Interest")], having an [aggregate principal amount] [aggregate liquidation preference amount] outstanding as of the Cut-off Date of approximately [$][specify currency] (the "Underlying Securities"). The Underlying Securities [(other than Underlying Securities which are issued by the United States of America)] will be purchased by the Depositor in the secondary market (either directly or through an affiliate of the Depositor) and will be deposited into the Trust. The Underlying Securities will not be acquired either from [name such obligor] or by any distribution by or agreement with [name such obligor]. [Describe any put, call or other conversion or redemption options applicable to the Underlying Securities, as well as the nature of the obligation represented by such Underlying Securities (i.e., senior, subordinate, secured)]. As of the Cut-off Date, the foregoing security comprising [___%] of the Underlying Securities was rated [specify investment grade rating] [investment grade] by [specify nationally recognized rating agency or agencies], and, based on publicly available information, the obligor thereon was not in default in the payment of any installments of principal, interest or premium (if any) with respect to such Underlying Security. Any such rating of such Underlying Securities is not a recommendation to purchase, hold or sell such Underlying Securities or the certificates, and a rating may not remain for any given period of time or may be lowered or withdrawn entirely by a rating agency in the future. See "Ratings" in this Prospectus Supplement and "Risk Factors--Risk of Ratings of the Certificates being Downgraded or Withdrawn" in the accompanying Prospectus regarding certain considerations applicable to the ratings of the certificates.

     [According to [name such issuer]'s publicly available documents, [name such issuer] is a [identify form of domestic corporation trust banking organization or insurance company] whose principal executive offices are located at [specify address] and who is engaged in the business of [specify the general character of the business]. The Depositor is not an affiliate of [name such issuer]. [Name such obligor] is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports and other information (including financial information) with the SEC under its Exchange Act file number, 001-________. The SEC maintains a database, known as "EDGAR" that can be accessed through the SEC's web site at http://www.sec.gov as well as through certain privately run internet services. The EDGAR database contains reports, proxy statements and other information regarding registrants that file electronically with the SEC. Reports, proxy statements and other information filed by the such issuer with the SEC pursuant to the informational requirements of the Exchange Act may be accessed on the EDGAR database. You can request copies of these documents, upon payment of a duplicating fee, by writing to the SEC. Please call the SEC at (800) SEC-0330 for further information on the operation of the SEC's public reference rooms. In addition, such reports and other information [can be inspected at the offices of the [New York Stock Exchange at 20 Broad Street, New York, New York 10005] [American Stock Exchange, 86 Trinity Place, New York, New York 10013]] [may be obtained from [name such obligor], according to its most recent annual report, upon written or oral request to [name such obligor]].] [Describe the material terms of the Underlying Securities, including redemption provisions, terms regarding the payment of principal, interest and premium, if any and material terms of the indenture or other issuance agreement, including material covenants, amendment provisions, events of default and remedies, merger provisions, defeasance, trustee and governing law.]

[The Federal National Mortgage Association

     The Federal National Mortgage Association ("Fannie Mae") is a federally chartered and stockholder-owned corporation organized and existing under the Federal National Mortgage Association Charter Act, 12 U.S.C. ss. 1716 et seq. It is the largest investor in home mortgage loans in the United States. Fannie Mae originally was established in 1938, as a United States government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder-owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market by purchasing mortgage loans from lenders, which replenishes their funds for additional lending. Fannie Mae acquires funds to purchase loans from many capital market investors that ordinarily may not invest in mortgage loans, thereby expands the total amount of funds available for housing. Operating nationwide, Fannie Mae helps to redistribute mortgage funds from capital-surplus to capital-short areas. Fannie Mae also issues mortgaged-backed securities. Fannie Mae receives guaranty fees for its guaranty of timely payment of principal of and interest on mortgaged-backed securities. Fannie Mae issues mortgaged-backed securities primarily in exchange for pools of mortgage loans from lenders. The issuance of mortgaged-backed securities enables Fannie Mae to further its statutory purpose of increasing the liquidity of residential mortgage loans.

     Fannie Mae prepares an information statement annually which describes Fannie Mae, its business and operations and contains Fannie Mae's audited financial statements. From time to time Fannie Mae prepares supplements to its information statement which include certain unaudited financial data and other information concerning the business and operations of Fannie Mae. These documents can be obtained without charge from Paul Paquin, Senior Vice President - Investor Relations, Fannie Mae, 3900 Wisconsin Avenue, N.W., Washington, D.C. 20016. Fannie Mae is not subject to the periodic reporting requirements of the Exchange Act.]

[The Federal Home Loan Mortgage Corporation

     The Federal Home Loan Mortgage Corporation ("Freddie Mac") is a publicly held government-sponsored enterprise created on July 24, 1970 by the Federal Home Loan Mortgage Corporation Act, Title III of the Emergency Home Finance Act of 1970. Freddie Mac's statutory mission is to provide stability in the secondary market for home mortgages, to respond appropriately to the private capital market and to provide ongoing assistance to the secondary market for home mortgages (including mortgages secured by housing for low-and moderate-income families involving a reasonable economic return to Freddie
Mac) by increasing the liquidity of mortgage investments and improving the distribution of investment capital available for home mortgage financing. The principal activity of Freddie Mac consists of the purchase of first lien, conventional, residential mortgages and participation interests in such mortgages from mortgage lending institutions and the resale of the mortgages so purchased in the form of guaranteed mortgage securities. Freddie Mac generally matches and finances its purchases or mortgages with sales of guaranteed securities. Mortgages retained by Freddie Mac are financed with short-and long-term debt, cash temporarily held pending disbursement to security holders, and equity capital.

     Freddie Mac prepares an information statement annually which describes Freddie Mac, its business and operations and contains Freddie Mac's audited financial statements. From time to time Freddie Mac prepares supplements to its information statement which include certain unaudited financial data and other information concerning the business and operations of Freddie Mac. These documents can be obtained from Freddie Mac by writing or calling Freddie Mac's Investor Inquiry Department at 8200 Jones Branch Drive, McLean, Virginia 22102. Freddie Mac is not subject to the periodic reporting requirements of the Exchange Act.]

[The Student Loan Marketing Association

     The Student Loan Marketing Association ("Sallie Mae") is a stockholder-owned corporation established by the 1972 amendments to the Higher Education Act of 1965 to provide liquidity, primarily through secondary market and warehousing activities, for lenders participating in the Federal Family Education Loan program and the Health Education Assistance Loan Program. Under the Higher Education Act, Sallie Mae is authorized to purchase, warehouse, sell and offer participations or pooled interests in, or otherwise deal in, student loans, including, but not limited to, loans insured under the FEEL program, and to make commitments for any of the foregoing. Sallie Mae is also authorized to buy, sell, hold, underwrite and otherwise deal in obligations of eligible lenders, if such obligations are issued by such eligible lender for the purpose of making or purchasing federally guaranteed student loans under the Higher Education Act. As a federally chartered corporation, Sallie Mae's structure and operational authorities are subject to revision by amendments to the Higher Education Act of other federal enactments.

     Sallie Mae prepares an information statement annually which describes Sallie Mae, its business and operations and contains Sallie Mae's audited financial statements. From time to time Sallie Mae prepares supplements to its information statement which include certain unaudited financial data and other information concerning the business and operations of Sallie Mae. These documents can be obtained without charge upon written request to the Corporate and Investor Relations Division of Sallie Mae at 1050 Thomas Jefferson Street, N.W., Washington, D.C. 20007. Sallie Mae is not subject to the periodic reporting requirements of the Exchange Act.]

[The Federal Home Loan Banks

     The Federal Home Loan Banks constitute a system of twelve federally chartered corporations. The mission of each Federal Home Loan Bank is to enhance the availability of residential mortgage credit by providing a readily available, low-cost source of funds to its member institutions. A primary source of funds for the Federal Home Loan Banks is the proceeds from the sale to the public of debt instruments issued by the Federal Housing Finance Board, which are the joint and several obligations of all of the Federal Home Loan Banks. The Federal Home Loan Banks are supervised and regulated by the Federal Housing Finance Board, which is an independent federal agency in the executive branch of the United States government, but obligations of the Federal Home Loan Banks are not obligations of the United States government.

     The Federal Home Loan Bank System produces annual and quarterly financial reports in connection with the original offering and issuance by the Federal Housing Finance Board of consolidated bonds and consolidated notes of the Federal Home Loan Banks. Questions regarding the Federal Home Loan Banks Combined Financial Statement should be directed to the Deputy Director, Financial Reporting and Operations Divisions, Federal Housing Finance Board,
1.777 F Street, N.W., Washington, D.C. 20006. Copies of the Financial Reports will be furnished upon request to the Capital Markets Divisions, Office of Finance.]

[Tennessee Valley Authority

     TVA is a wholly owned corporate agency and instrumentality of the United States of America established by the Tennessee Valley Authority Act of 1933. TVA's objective is to develop the resources of the Tennessee valley region in order to strengthen the regional and national economy and the national defense. The programs of TVA consist of power and nonpower programs. [For the fiscal year ending September 30, 1994, TVA received $140 million in congressional appropriations from the federal government for the nonpower programs.] The power program is required to be self-supporting from revenues it produces. The TVA Act authorizes TVA to issue evidences of indebtedness that may only be used to finance its power program.

     TVA prepares an information statement annually which describes TVA, its business and operations and contains TVA's audited financial statements. From time to time TVA prepares supplements to its information statement which include certain unaudited financial data and other information concerning the business and operations of TVA. These documents can be obtained upon written request directed to Tennessee Valley Authority, 400 West Summit Hill Drive, Knoxville, Tennessee 37902, Attention: Vice President and Treasurer.]

[Federal Farm Credit Banks

     The Farm Credit system is a nationwide system of lending institutions and affiliated service and other entities. Through its banks and related associations, the farm Credit System provides credit and related services to farmers, ranchers, producers and harvesters of aquatic products, rural homeowners, certain farm-related businesses, agricultural and aquatic cooperatives and rural utilities. System institutions are federally chartered under the Farm Credit Act of 1971 and are subject to regulation by a Federal agency, the Farm Credit Administration. The Farm Credit Banks and associations are not commonly owned or controlled. They are cooperatively owned, directly or indirectly, by their respective borrowers. Unlike commercial banks and other financial institutions that lead to the agricultural sector in addition to other sectors of the economy, under the Farm Credit Act the Farm Credit System institutions are restricted solely to making loans to qualified borrowers in the agricultural sector and to certain related businesses. Moreover, the Farm Credit System is required to make credit and other services available in all areas of the nation. In order to fulfill its broad statutory mandate, the Farm Credit System maintains lending units in all 50 states and the Commonwealth of Puerto Rico.

     The Farm Credit System obtains funds for its lending operations primarily from the sale of debt securities issued under the Farm Credit Act ("Systemwide Debt Securities"). The Farm Credit Banks are jointly and severally liable on all Systemwide Debt Securities. Systemwide Debt Securities are issued by the Farm Credit Banks through the Federal Farm Credit Banks Funding Corporation, as agent for the Farm Credit Banks. Each Farm Credit Bank determines its participation in each issue of Systemwide Debt Securities based on its funding and operating requirements, subject to the availability of eligible collateral, to determinations by the Funding Corporation as to conditions of participation and terms of each issuance, and to Farm Credit Administration approval.

     Important information regarding the Farm Credit Banks and the Farm Credit System, including combined financial information, is contained in disclosure information made available by the Farm Credit Banks Funding Corporation. This information consists of the most recent Farm Credit System annual information statement and any quarterly information statements issued subsequent to such annual information statement and certain press releases issued from time to time by the Funding Corporation. Such information and the Farm Credit System Annual Report to Investors for the current and two preceding fiscal years are available for inspection at the Federal Farm Credit Banks Funding Corporation, Investment Banking Services Department, 10 Exchange Place, Suite 1401, Jersey City, New Jersey 07302. Upon request, the Farm Credit Banks Funding Corporation will furnish, without charge, copies of the above information.]

[Government Trust Certificates

     Government Trust Certificates ("GTCs") consist of certificates evidencing undivided fractional interests in a trust, the assets of which consist of promissory notes (the "Notes"), payable in U.S. Dollars, of a certain foreign government, backed by a full faith and credit guaranty issued by the United States of America, acting through the Defense Security Assistance Agency of the Department of Defense, of the due and punctual payment of 90% of all payments of principal and interest due on the Notes and a security interest in collateral, consisting of non-callable securities issued or guaranteed by the United States government or agencies of the United States government, sufficient to pay the remaining 10% of all payments of principal and interest due on the Notes.

     Many GTCs have been issued through Title III of the Foreign Operations, Export Financing and Related Programs Appropriations Acts (the "Appropriations Acts"), which permit borrowers to prepay certain eligible high-interest loans made by the Federal Financing Bank under the Foreign Military Sales Credit Program. The Appropriations Acts permit prepayment of the Foreign Military Sales loans with the proceeds of new loans and authorize the issuance of a United States government guaranty covering no more and no less than ninety percent (90%) of the payments due on each such new loan, in accordance with the requirements of the Arms Export Control Act. It is a condition to the issuance of certificates under such program that the Defense Security Assistance Agency approve the refinancing of any such Foreign Military Sales loan.

     Although 90% of all payments of principal and interest on the Notes are guaranteed by the United States government or agencies of the United States government, and 10% of such payments are secured by securities of the United States government or agencies of the United States government, the GTCs themselves are not so guaranteed. In the event of a default on the Notes, the Trustee of the Trust would be required by the operative documents to make a claim against the United States government or an agency of the United States government or would be required to liquidate the collateral securing the Notes.

     Payments Under the Guaranty. If the borrower under the Notes (the "Borrower") fails to deposit with the related trustee all amounts due on the Notes on any Note payment date (each, a "Note Payment Date"), the Trustee will first notify the Borrower and, one business day thereafter, will send a notice to the Director of the Defense Security Assistance Agency and to the related depositary (the "Depositary") setting forth the amounts due on the Notes on such Note Payment Date and the amounts, if any, received from the Borrower. On the [11th calendar day; following the Note Payment Date, if any amounts due on a Note remain unpaid, the Trustee will demand payment from the Defense Security Assistance Agency on the applicable Guaranty in accordance with its terms. On the day the Trustee receives such payment, it will instruct the Depositary immediately to deliver sufficient funds to pay the amounts remaining unpaid on the Note.

     On the occurrence of an event of default (as defined in the related loan agreement), the Trustee in its discretion may proceed to protect and enforce the rights of the GTC holders under the Declaration of Trust by a suit, action or other proceeding. As provided in the loan agreement, the Guaranty and the Depositary Agreement, the Trustee has the legal power to exercise all the rights, powers and privileges of a holder of the Note.

     The Trustee is required to take all necessary action, as permitted by the Declaration of Trust and applicable law (i) to enforce payments due from the Defense Security Assistance Agency under the Guaranty and (ii) to take possession of collateral maturing or paying interest on or prior to the Note payment date on which default occurred, and to apply such funds in accordance with the Declaration of Trust for the benefit of holders of GTCs. The Trustee is required to notify the Borrower upon taking the foregoing actions. Neither the Trust: holding a Note nor the Defense Security Assistance Agency has the right to accelerate payment of the Note, notwithstanding any failure of the Borrower to make payment on the Note or other event of default with respect to the Note.

     [The applicable prospectus supplement will specify, to the extent GTCs are included as Underlying Securities, the waiting period that must elapse before reimbursement for a default on the Notes, and the delay between payment on the Notes and payment on the GTCs that is built into the GTCs to protect against a delay in reimbursement.

     In addition, the related prospectus supplement will specify, to the extent applicable:

          o    the aggregate principal amount of such GTCs;

          o    the coupon, if any, borne by such GTCs;

          o    the stated maturity of each GTC;

          o the stated maturity of each GTC; the identity of each underlying obligor; and

          o the conditions under which, and the terms on which, any underlying obligation may be prepaid or redeemed prior to the stated maturity of the obligation.]

     The Trust will have no other significant assets [other than any credit support or those assets referred to below] from which to make distributions of amounts due in respect of the certificates. Consequently, the ability of certificateholders to receive distributions in respect of the certificates will depend [almost] entirely on the Trust's receipt of payments on the foregoing Underlying Securities from [name such obligor]. Prospective purchasers of the certificates should consider carefully [name such obligor]'s financial condition and its ability to make payments in respect of such Underlying Securities. This Prospectus Supplement relates only to the certificates being offered by this Prospectus Supplement and does not relate to the Underlying Securities of [name such obligor]. All information contained in this Prospectus Supplement regarding [name such obligor] is derived from the publicly available documents described in the preceding paragraph. Neither the Depositor nor [any of] the underwriter[s] has participated in the preparation of such documents, or takes any responsibility for the accuracy or completeness of the information provided in such documents.

     [The Deposited Assets will also include [direct obligations of the United States of America][describe any assets which are ancillary or incidental to the Underlying Securities, including hedging contracts such as puts, calls, interest rate swaps, currency swaps, floors, caps and collars, and any cash or other security pledged to support the Underlying Securities] (such assets, together with the Underlying Securities, the "Deposited Assets").]

                        [Description of Credit Support]

     For the benefit [solely] of the [Offered] [class [ ] certificates [and the class [ ] certificates]], credit support will be obtained [and will constitute part of the Trust to the extent provided below] to support or ensure the [servicing and] [timely] [ultimate] distribution of amounts due with respect to the Deposited Assets, in the form and amount described below.

[The Letter of Credit

     Simultaneously with the issuance of the certificates, the Depositor will obtain the letter of credit from [ ] in favor of the Trustee on behalf of the certificateholders. The letter of credit will be irrevocable and will [support the [timely][ultimate] remittance of amounts due with respect to the Deposited Assets]. [The maximum amount that the Trustee may draw under the letter of credit will initially be equal to [$]. The initial amount of the letter of credit will be [$] . Thereafter, the amount of the letter of credit with respect to any Distribution Date will equal [the lesser of (i) ___% of the aggregate certificate Principal Balance outstanding on the preceding Distribution Date (after giving effect to any payment of principal made on such preceding Distribution Date) but in any event not less than [$] , and
(ii)] the amount of the letter of credit on the preceding Distribution Date, plus [(a) reimbursement of certain advances under the letter of credit and (b) recoveries on defaulted Deposited Assets] [describe other methods]. The letter of credit expires on _____________, 20__. The Trustee will be obligated, in the event of a drawing on the letter of credit, to pursue appropriate remedies against the Deposited Assets and other collateral, and any realization thereon shall be paid to the letter of credit bank to the extent of any amounts owing, in the manner and priority specified in "Description of the Certificates--Distributions" in this Prospectus Supplement.]

     [Add language regarding the letter of credit bank with respect to its organizational form and the general character of its business. In addition, to the extent that the letter of credit bank is liable or contingently liable to provide payments representing 10% or more, but less than 20% of the cash flow supporting any class of the certificates, provide the financial information required pursuant to Item 1114(b)(2)(i) of Regulation AB, or to the extent that the letter of credit bank is liable or contingently liable to provide payments representing 20% or more of the cash flow supporting any class of the certificates, provide the financial information required pursuant to Item 1114(b)(2)(ii) of Regulation AB, such information to be incorporated by reference to the extent permitted under Item 1100(c)(1) of Regulation AB.]]

[The Surety Bond


     Simultaneously with [Wachovia Entity's] assignment of the Deposited Assets to the Trust, the Depositor will obtain the surety bond from [ ] in favor of the Trustee on behalf of the certificateholders. The surety bond will guaranty [timely] [ultimate] distributions of the principal of and premium (if any) and interest with respect to the [Offered][class[ ]] certificates. The surety bond expires on ___________, 20__. The Trustee will be obligated, in the event of a drawing on the surety bond, to pursue appropriate remedies against the Deposited Assets and other collateral, and any realization thereon shall be paid to the surety to the extent of any amounts owing, in the manner and priority specified in "Description of the Certificates--Distributions" in this Prospectus Supplement.


     [Add language regarding the issuer of the surety bond with respect to its organizational form and the general character of its business. In addition, to the extent that the issuer of the surety bond is liable or contingently liable to provide payments representing 10% or more, but less than 20% of the cash flow supporting any class of the certificates, provide the financial information required pursuant to Item 1114(b)(2)(i) of Regulation AB, or to the extent that the issuer of the surety bond is liable or contingently liable to provide payments representing 20% or more of the cash flow supporting any class of the certificates, provide the financial information required pursuant to Item 1114(b)(2)(ii) of Regulation AB, such information to be incorporated by reference to the extent permitted under Item 1100(c)(1) of Regulation AB.]]

[Reserve Account

     The Depositor will deposit with trustee on the Closing Date cash, letters of credit and short-term investments acceptable to the Rating Agency initially rating the certificates in the amount of [$] . [Collections with respect to the Deposited Assets not distributed with respect to the certificates shall be deposited in the Reserve Account.] Amounts deposited in the Reserve Account will be used by the Trustee to make payments of principal of and premium (if any) and interest on the certificates to the extent that funds are not otherwise available. Immediately after any Distribution Date, amounts in the Reserve Account in excess of [indicate formula] [may be paid to the Depositor].]

Yield on the Certificates

     [Describe factors relating to the Deposited Assets, the terms of the Deposited Assets and the manner and priority in which collections thereon are allocated to the certificateholders of each class of the certificates, as described under "Summary of Principal Economic Terms--Distributions" in this Prospectus Supplement.] See "Maturity and Yield Considerations" in the Prospectus.

                         [Description of Derivatives]

          [For the benefit [solely] of the [Offered] [class [ ] certificates [and the class [ ] certificates]], on the date of issuance of the certificates, the Trust will enter into [describe derivative instrument used to alter the payment characteristics of the cash flows from the Trust and whose primary purpose is not to provide credit enhancement relating to the Underlying Securities]. [Describe the operation and material terms of the derivative instrument, including any limits on the timing or amount of payments or any conditions to payments and any material provisions regarding substitution of the derivative instrument.] The significance percentage represented by the [derivative] is estimated by the Depositor to be [less than 10%][10% or more but less than 20%][20% or more]. The "significance percentage" of any the [derivative] represents the Depositor's reasonable good faith estimate of the maximum probable exposure to the credit of the derivative counterparty represented by the [derivative] made in substantially the same manner as that used in the Depositor's internal risk management process in respect of similar instruments expressed as a percentage of the principal balance of the [Offered] [class [ ] certificates [and the class [ ] certificates]].

          [Add language regarding the derivative counterparty with respect to its organizational form and the general character of its business. In addition, to the extent that the significance percentage is 10% or more, but less than 20% provide the financial information required pursuant to Item 1115(b)(1) of Regulation AB, or to the extent that the significance percentage is 20% or more, provide the financial information required pursuant to Item 1115(b)(2) of Regulation AB, such information to be incorporated by reference to the extent permitted under Item 1100(c)(1) of Regulation AB.]]

                        Description of the Certificates


General


     The certificates will consist of [ ] classes of certificates, designated as class [ ] [, ] [and] class [ ] [and class [] certificates. The certificates will be denominated and distributions with respect to the certificates will be payable in the Specified Currency. The certificates represent in the aggregate the entire beneficial ownership interest in the related trust. The class [ ] certificates have in the aggregate an initial [Certificate Principal Balance] [Notional Amount] of [$] ________________ (approximate) and a [___%] [Variable] Pass-Through Rate. The class [ ] certificates have in the aggregate an initial [Certificate Principal Balance] [Notional Amount] of [$] ______________ (approximate) and a [____%] [Variable] Pass-Through Rate. [The class [ ] certificates have in the aggregate an initial [Certificate Principal Balance] [Notional Amount] of [$] ______________ (approximate) and a [___%] [Variable] Pass-Through Rate.] [The class [ ] certificates, which are not being offered by this Prospectus Supplement, will be transferred by the Depositor to an affiliate on the Closing Date.]

     The certificates [(other than the class [ ] certificates [and specify others] (the "Definitive Classes"))] will be issued, maintained and transferred on the book-entry records of DTC and its Participants in minimum denominations of [$ ] and [multiples of [$ ] in excess of [$ ]]. [The class [ ] certificates [and specify any others] will be offered in registered, certificated form, in minimum percentage interests corresponding to the initial Notional Amounts or Certificate Principal Balances, as applicable, of [$ ] and integral multiples thereof, except that one certificate of each such class may be issued with an initial

Notional Amount or Certificate Principal Balance, as applicable, equal to an integral multiple of [$________] plus the excess of the initial aggregate Notional Amount or Certificate Principal Balance, as applicable, of such class over the greatest integral multiple of [$ ] that is not more than such initial aggregate Notional Amount or Certificate Principal Balance, as applicable.]

     The certificates [(other than the definitive classes of certificates)] will each initially be represented by one or more global certificates registered in the name of the nominee of DTC (together with any successor clearing agency selected by the Depositor, the "Clearing Agency"), except as provided below. The Depositor has been informed by DTC that DTC's nominee will be CEDE & Co. No holder of any such certificate will be entitled to receive a certificate representing such person's interest, except as set forth below under " --Definitive Certificates." Unless and until definitive certificates are issued under the limited circumstances described below, all references to actions by certificateholders with respect to any such certificates shall refer to actions taken by DTC upon instructions from its Participants. See "--Definitive Certificates" below and "Description of Certificates--Global Securities" in the Prospectus.

     Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC will take action permitted to be taken by a certificateholder under the Trust agreement only at the direction of one or more Participants to whose DTC account such certificates are credited. Additionally, DTC will take such actions with respect to specified Voting Rights only at the direction and on behalf of Participants whose holdings of such certificates evidence such specified Voting Rights. DTC may take conflicting actions with respect to Voting Rights, to the extent that Participants whose holdings of certificates evidence such Voting Rights, authorize divergent action.

Definitive Certificates

     Definitive certificates will be issued to certificate owners or their nominees, respectively, rather than to DTC or its nominee, only if (i) the Depositor advises the Trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as Clearing Agency with respect to each class of certificates [(other than the definitive classes)] and the Depositor is unable to locate a qualified successor or (ii) the Depositor, at its option, elects to terminate the book-entry system through DTC.

     Upon the occurrence of any event described in the immediately preceding paragraph, the Trustee is required to notify all Participants of the availability through DTC of definitive certificates. Upon surrender by DTC of the definitive certificates representing the certificates [(other than the definitive classes of certificates)] and receipt of instructions for re-registration, the Trustee will reissue such certificates as definitive certificates issued in the respective principal amounts owned by the individual owners of the certificates. Thereafter the Trustee will recognize the holders of the definitive certificates as certificateholders under the Trust agreement.

Distributions

     Collections on the Deposited Assets that are received by the Trustee for a given Collection Period and deposited from time to time into the Certificate Account will be applied by the Trustee on each applicable Distribution Date to the following distributions in the following order of priority, solely to the extent of Available Funds (as defined below) on such Distribution Date:

          o to the Trustee, all unpaid fees and expenses of the Trustee and its respective agents, up to the Allowable Expense Amount (as defined below) for the related Collection Period;

          o to the [providers of credit support ("Credit Support Providers")] [swap or derivative counterparty], any amounts required to be paid or reimbursed to, or deposited with, any such person;]

          o to the certificateholders of each class of such series, first, to the payment of Required Interest [and on a pro rata basis to the Credit Support Providers for the payment of any Credit Support Payments], second, to the payment of Required Principal and third, to the payment of Required Premium, in each case applicable to such class, commencing with the most highly ranked class and, to the extent Available Funds remain available, to each other class in accordance with the ranking specified under "--Allocation of Losses; Subordination";

          o    [to the Credit Support Providers, any credit support payments;]

          o to the Trustee, all its remaining unpaid fees and expenses and those of its respective agents not otherwise paid by clause (i) above;

          o    [all remaining amounts, if any, to the Depositor].

     Collections received from the Deposited Assets and any applicable credit support relating to the certificates over a specified period may not be sufficient, after payment of all Allowable Expense Amounts [and payment of all amounts required to be paid to the Credit Support Providers] for such period, to make all required distributions to the certificateholders of the certificates. To the extent Available Funds are insufficient to make any such distributions due to any such series or class, any shortfall will be carried over and will be distributable on the next Distribution Date on which sufficient funds exist to pay the shortfall.

     For purposes of this Prospectus Supplement, the following terms have the following meanings:

               ["Allowable Expense Amount" means, for any given Collection Period, the sum of (x) [$] __________ and (y) amounts in respect of the Allowable Expense Amount from the preceding Collection Period that have not been applied on the Distribution Date for such preceding Collection Period.]

               "Available Funds" for any Distribution Date means the sum of
          (a) all amounts received on or with respect to the Deposited Assets (including investment income on Eligible Investments) received during the preceding Collection Period[,] [and] (b) amounts available as of such Distribution Date through the credit support described under "Description of Credit Support" in this Prospectus Supplement [and (c) any additional amount that the Depositor may remit to the Trustee from time to time according to the terms of the Trust agreement for application as Available Funds].

               "Call Premium Percentage" for any given Distribution Date means [a fixed percentage] [a percentage that varies depending on [describe basis for variable formula, such as the applicable date or other factors or indices]].

               "Eligible Investments" means, with respect to the certificates, those investments acceptable to the Rating Agency as being consistent with the rating of such certificates, as specified in the Trust agreement. Generally, Eligible Investments must be limited to obligations or securities that mature not later than the business day prior to the next succeeding Distribution Date.

               "Required Interest" for the certificates or any class of the certificates on any given Distribution Date means the accrued and unpaid interest on the outstanding Certificate Principal Balance [or Notional Amount] of such certificates, computed at the applicable Pass-Through Rate.

               "Required Premium" for the certificates or any class of the certificates for any Distribution Date means an amount equal to the product of (a) the Required Principal for such certificates on such Distribution Date and (b) the Call Premium Percentage for such Distribution Date.

               "Required Principal" for the certificates or any class of the certificates for any Distribution Date means the amount received on the Deposited Assets attributable to principal payments thereon during the related Collection Period, to the extent allocable to such certificates. The Certificate Principal Balance of a certificate outstanding at any time represents the maximum amount that the holder of the certificates is entitled to receive as distributions allocable to principal from the cash flow on the Underlying Securities, the other assets in the Trust and any credit support obtained for the benefit of such holder. The Certificate Principal Balance of any class of certificates [(other than the class [ ] certificates)] as of any date of determination is equal to the initial Certificate Principal Balance of the certificates, reduced by the aggregate of (a) all amounts allocable to principal previously distributed with respect to such certificate and (b) any reductions in the Certificate Principal Balance deemed to have occurred in connection with allocations of (i) Realized Losses allocable to principal on the Deposited Assets and (ii) Extraordinary Trust Expenses, as described under "--Allocation of Losses; Subordination" in this Prospectus Supplement. [The Notional Amount of the class [ ] certificates as of any date of determination is equal to [specify amount].] [Holders of the class [ ] certificates are not entitled to receive any distributions allocable to principal.]

     [Notwithstanding the priorities described above, holders of the class [ ] certificates and the class [ ] certificates will be entitled to receive on any Distribution Date 100% of all principal collections received in the related Collection Period with respect to the Deposited Assets, to be distributed [on a pro rata basis] in reduction of the Certificate Principal Balance of the class [ ] certificates and the class [ ] certificates, if any of the following conditions shall be satisfied: [describe conditions, if any, by which a certain class is given 100% of the principal cash flow other than through subordination that is in effect from the Closing Date].]


[Fees and Expenses

     As described under "--Distributions," above, funds collected on the Underlying Securities that are available for distribution to certificateholders will be net of the [trustee fee], [list any other fees or expenses to be paid or payable from cash flows on the Underlying Securities]. On each Distribution Date, the Trustee, [list any others receiving payment of fees or expenses,] will be entitled to their fees and expenses prior to the certificateholders receiving any distributions. The following table identifies the amount or method of determination for each fee or expense that will be paid on each Distribution Date from collections on the Underlying Securities:]

        Fee or Expense                       Amount
        ----------------------------------   ---------------------------------

        Trustee Fee(1)                       [$_______] per Collection Period

        [List others and purpose]            [amount or method of
                                             determination]

---------

[(1) The [fiscal] [paying] [administrative] agent will receive as compensation for its services a portion of the trustee fee which will be remitted to it by the Trustee in an amount equal to [$ ] per Collection Period.]


[Advances

     Subject to the following limitations, the Trustee will be obligated to advance or cause to be advanced on or before each Distribution Date its own funds, or funds in the Certificate Account that are not included in the Available Funds for the Distribution Date, in an amount equal to the aggregate of payments of principal, premium (if any) and interest, net of that portion of the Available Funds attributable to fees and expenses of the Trustee, that were due during the related Collection Period and that were delinquent on the related Determination Date (any such advance, an "Advance").

     Advances are required to be made only to the extent they are deemed by the Trustee to be recoverable from related late collections, insurance proceeds, if any, or Liquidation Proceeds. The purpose of making such Advances is to maintain a regular cash flow to the certificateholders, rather than to guarantee or insure against losses. The Trustee will not be required to make any Advances with respect to reductions in the amount of the payments on the Deposited Assets due to bankruptcy proceedings with respect to the Deposited Assets.

     All Advances will be reimbursable to the Trustee from late collections, insurance proceeds, if any, and any proceeds from the liquidation of the Deposited Asset ("Liquidation Proceeds") with respect to which such unreimbursed Advance was made. In addition, any Advances previously made in respect of any Deposited Asset that are deemed by the Trustee to be nonrecoverable from related late collections, insurance proceeds, if any, or Liquidation Proceeds may be reimbursed to the Trustee out of any funds in the Certificate Account allocable to any of the Deposited Assets prior to the distributions on the certificates.

Allocation of Losses; Subordination [specify if necessary]

     [The subordination described under "Summary of Principal Economic Terms--Subordination in this Prospectus Supplement provided by the class [ ] certificates [and the class [ ] certificates] is designed to protect holders of the remaining classes of certificates from certain losses and other shortfalls with respect to the Deposited Assets. As a result, losses and other shortfalls with respect to the Deposited Assets will be borne by the remaining classes of certificates, to the extent described below, only if such losses and other shortfalls are not so covered, or the coverage in respect of the Deposited Assets has been exhausted.]

     [Realized Losses and Extraordinary Trust Expenses will be allocated on any Distribution Date as follows: [describe allocation among the various classes].]

     [An "Extraordinary Trust Expense" is an expense of a given trust in excess of the Allowable Expense Amount, including certain reimbursements to the Depositor described in the Prospectus under "Description of Trust Agreement--[Certain Matters Regarding the Administrative Agent and the Depositor"] and certain reimbursements to the Trustee described under "Description of the Trust Agreement--The Trustee" in this Prospectus Supplement.]

Restrictions on Transfer of the Class [ ] Certificates

     Because the class [ ] certificates are subordinate to the class [ ] certificates and the class [ ] certificates to the extent set forth herein, the class [ ] certificates may not be purchased by or transferred to a Plan except upon the delivery of an opinion of counsel as described herein. See "ERISA Considerations."]

                      Description of the Trust Agreement

General

     The certificates will be issued through the Trust agreement, a form of which is filed as an exhibit to the registration statement. A Current Report on Form 8-K relating to the certificates containing a copy of the Trust agreement [and any credit support or derivates agreements pursuant to Items 1114(a) (Instruction 1) and 1115(a)(5) of Regulation AB] as executed will be filed by the Depositor with the SEC following the issuance and sale of the certificates. The Trust created under the Trust agreement (including the Series 200[ ]-[ ] supplement) will consist of:

          o the Deposited Assets (exclusive of any Retained Interest, which is not part of the Trust);

          o all payments on or collections in respect of the Deposited Assets due after the Cut-off Date, together with any proceeds of the Deposited Assets[,] [and];

          o [any credit support or derivates in respect of any class or classes of certificates.]

[In addition, the holders of the certificates may also have the benefit of certain credit support or derivates discussed above. See "Description of Credit Support." and "Description of Derivatives"] Reference is made to the Prospectus for important information in addition to that set forth herein regarding the Trust, the terms and conditions of the Trust agreement and the certificates. The following summaries of certain provisions of the Trust agreement do not purport to be complete and are subject to the detailed provisions contained in the form of Trust agreement. Certificateholders should review the form of Trust Agreement for a full description of its provisions, including the definition of certain terms used in this Prospectus Supplement.

The Trustee


     [____________________________], a [national banking association] [New
York banking corporation], will act as trustee for the certificates and the Trust as required by the Trust agreement. The Trustee's offices are located at [ ] and its telephone number is [ ]. The Trustee will hold custody of the Underlying Securities for the benefit of the certificateholders and will collect payments made on the Underlying Securities and distribute these amounts as described under "Description of the Certificates--Distributions" in this Prospectus Supplement. [Provide disclosure regarding the Trustee's relevant experience, duties and responsibilities, and any other material disclosure under Item 1108 or 1109 of Regulation AB.]

     The Trustee may at any time resign and be discharged from the Trust by giving written notice to the Depositor and the certificateholders, subject to an eligible successor trustee being appointed by the Depositor and accepting its appointment. If no successor trustee has been appointed and accepted its appointment within 30 days after a notice of resignation by an acting trustee, that acting trustee or the Depositor may petition any court of competent jurisdiction for the appointment of a successor trustee.

     The Trust agreement will provide that the Trustee and any director, officer, employee or agent of the Trustee will be indemnified by the Depositor and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Trust agreement or the certificates or the performance of the Trustee's duties under the Trust agreement, other than any loss, liability or expense (i) that constitutes a specific liability of the Trustee under the Trust agreement or (ii) incurred by reason of willful misfeasance, bad faith or negligence in the performance of the Trustee's duties under the Trust agreement or as a result of a breach, or by reason of reckless disregard, of the Trustee's obligations and duties under the Trust agreement.

Events of Default

     [There are no events of default under the Trust Agreement]

     [An event of default (an "event of default") with respect to any class of certificates under the Trust agreement, other than a class of certificates representing an interest in preferred stock will consist of:

          o a default in the payment of any interest on any Underlying Security after the same becomes due and payable (subject to any applicable grace period);

          o a default in the payment of the principal of or any installment of principal of any Underlying Security when the same becomes due and payable; and

          o the occurrence and continuance of such other events specified in the applicable series supplement.]

     [Describe remedies available to certificateholders upon the occurrence and continuance of an event of default, including, as applicable, directing the Trustee to vote the Underlying Securities in favor of declaring the principal balance of and any accrued interest on the Outstanding Debt Securities to be immediately due and payable].

     The Trust agreement will provide that, within 30 days after the occurrence of an event of default in respect of the certificates of any class, the Trustee will give to the holders of such certificates notice, transmitted by mail, of all such uncured or unwaived events of default known to it. However, except in the case of an event of default relating to the payment of principal of or premium, if any, or interest on any of the Underlying Securities, the Trustee will be protected in withholding such notice if in good faith it determines that the withholding of such notice is in the interest of the holders of the certificates of such class.

     No holder of any certificate will have the right to institute any proceeding with respect to the Trust agreement, unless:

          o the holder previously has given to the Trustee written notice of a continuing breach,

          o the holders of certificates of such series evidencing not less than the "Required Percentage--Remedies" specified in the applicable series supplement of the aggregate Voting Rights of such series have requested in writing that the Trustee institute such proceeding in its own name as trustee,

          o the holder or holders have offered the Trustee reasonable indemnity,

          o the Trustee has for 15 days failed to institute such proceeding and

          o no direction inconsistent with such written request has been given to the Trustee during such 15-day period by the holders of certificates of such series evidencing not less than the Required Percentage.

               ["Required Percentage--Remedies" shall mean [___%] of the Voting Rights.]

Voting Rights

     [At all times,] [Subject to the succeeding paragraph,] [ ]% of all Voting Rights will be allocated among all holders of the class [ ] certificates[,] [and] the class [ ] certificates [and specify other classes] in proportion to the then outstanding Certificate Principal Balances [or Notional Amounts] of their respective certificates and [ ]% of all Voting Rights will be allocated among all holders of the class [ ] certificates in proportion to the then outstanding [Certificate Principal Balances] [Notional Amounts] of their respective certificates. [Specify whether and under what circumstances voting will be class-by-class.]

     [Specify conditions, if any, under which allocation of Voting Rights might change from the foregoing percentages.] ["Required
Percentage--Amendment" of Voting Rights necessary to consent to amendment or modification of the Trust shall be [___%].] ["Required Percentage--Waiver" shall mean [___%] [of the Voting Rights].]

Voting of Underlying Securities, [Modification of Indenture]

     The Trustee, as holder of the Underlying Securities, has the right to vote and give consents and waivers in respect of such Underlying Securities as permitted by [DTC] [Federal Reserve Bank] and except as otherwise limited by the Trust agreement. In the event that the Trustee receives a request from [DTC] [Federal Reserve Bank] the [Underlying Securities trustee] [the fiscal agent] [or the issuer of the Underlying Securities] [or GSE issuer] for its consent to any amendment, modification or waiver of the Underlying Securities, [the indenture] or any other document thereunder or relating to the Underlying Securities, or receives any other solicitation for any action with respect to the Underlying Securities, the Trustee shall mail a notice of such proposed amendment, modification, waiver or solicitation to each certificateholder of record as of such date. The Trustee shall request instructions from the certificateholders as to whether or not to consent to or vote to accept such amendment, modification, waiver or solicitation. The Trustee shall consent or vote, or refrain from consenting or voting, in the same proportion (based on the relative Certificate Principal Balances and Notional Amounts of the certificates, as applicable) as the certificates of the Trust were actually voted or not voted by the certificateholders of the Trust as of a date determined by the Trustee prior to the date on which such consent or vote is required; provided, however, that, notwithstanding anything to the contrary, the Trustee shall at no time vote or consent to any matter which would alter the timing or amount of any payment on the Underlying Securities, including, without limitation, any demand to accelerate the Underlying Securities, or which would result in the exchange or substitution of any of the outstanding Underlying Securities in accordance with a plan for the refunding or refinancing of such Underlying Securities, except with the consent of certificateholders representing 100% of the aggregate voting rights of each outstanding class of the certificates. The Trustee will not be liable for any failure to act resulting from certificateholders' late return of, or failure to return, directions requested by the Trustee from the certificateholders.

     In the event that an offer is made by the [issuer of the Underlying Securities] [or GSE issuer] to issue new obligations in exchange and substitution for any of the Underlying Securities or any other offer is made for the Underlying Securities, the Trustee will notify the certificateholders of such offer as promptly as practicable. The Trustee must reject any such offer unless an event of default under the indenture [Underlying Securities] has occurred, the Trustee is directed by the affirmative vote of all of the certificateholders to accept such offer [and the Trustee has received the tax opinion described above]. Accordingly, a certificateholder generally would be required to effect a withdrawal of Requested Underlying Securities from the Trust in order to accept such offer. See "Description of Certificates--Optional Exchange" in the Prospectus.

     [If an event of default under the [indenture] [Underlying Securities] occurs and is continuing and if directed by all the holders of outstanding class [ ] certificates and[, unless the class [ ] certificates are no longer outstanding, by all the holders of outstanding class [ ] certificates,] the Trustee will vote the Underlying Securities in favor of directing, or take such other action as may be appropriate to direct, the Underlying Securities trustee to declare the unpaid principal amount of the Underlying Securities and any accrued and unpaid interest thereon to be due and payable. In connection with a vote concerning whether to declare the acceleration of the Underlying Securities, the certificateholders' interests of each class may differ and the interests of either class may differ from holders of other outstanding debt securities of the Underlying Securities issuer[s].]

Termination

     The circumstances under which the obligations created by the Trust agreement will terminate in respect of the certificates are described in "Description of Trust Agreement--Termination" in the Prospectus. [Describe additional termination provisions.] The Depositor will have the right to purchase all remaining Deposited Assets in the Trust and thus effect early retirement of the certificates on any Distribution Date, [(a)] once the aggregate principal amount of the Deposited Assets at the time of any such purchase is less than [10%] of the aggregate principal amount of the Deposited Assets as of the Cut-off Date [and (b) at the option of the Depositor at [specify when and on what terms any such option may be exercised]]; provided, however, that the right to exercise any such option is contingent on such exercise being consistent with the continued satisfaction of the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940 and all applicable rules, regulations and interpretations thereunder. In the event the Depositor exercises any such option, the portion of the purchase price allocable to the certificates of each class will be, to the extent of available funds, [100% of their then aggregate outstanding certificate Principal Balance or Notional Amount, as applicable, plus with respect to the certificates [one month's] [three month's] [specify other period] interest thereon at the Fixed Pass-Through Rate or the then applicable Variable Pass-Through Rate, as the case may be, plus, with respect to each class of certificates, any previously accrued but unpaid interest thereon.] [Specify alternative allocation method if different from above.] In no event will the Trust created by the Trust Agreement for the certificates continue beyond the expiration of 21 years from the death of the survivor of the person or persons named in the Trust agreement. See "Description of Trust Agreement--Termination" in the Prospectus.

                   Material Federal Income Tax Consequences

     Sidley Austin LLP, special tax counsel, has delivered an opinion that the Trust will be a grantor trust or a partnership for federal income tax purposes and not an association taxable as a corporation (or publicly traded partnership treated as a corporation). Although such treatment is not certain, the Trustee intends for tax reporting purposes to treat the Trust as a grantor trust and the balance of this discussion assumes that the Trust will be so classified. For a discussion of the consequences of recharacterization of the Trust as a partnership for federal income tax purposes, see "--Tax Status of the Trust -- Classification of the Trust as a Partnership" in "Material Federal Income Tax Consequences" in the Prospectus.

     [INSERT DISCUSSION OF TAX CHARACTERIZATION OF UNDERLYING SECURITIES AS APPROPRIATE]

     In general, each certificate will be treated as a synthetic debt instrument issued on the date it is acquired by the holder of such certificate. Each certificateholder will be subject to the original issue discount ("OID") rules of the Code and Treasury Regulations with respect to such certificates. Under those rules, the certificateholder (whether on the cash or accrual method of accounting) will be required to include in income the OID on its certificate as it accrues on a daily basis, on a constant yield method regardless of when cash payments are received. The amount of OID on the certificates generally will be equal to the excess of all amounts payable on the certificate over the amount paid to acquire the certificate and the constant yield used in accruing OID generally will be the yield to maturity of the certificate as determined by such holder based on that holder's purchase price for the certificate. The amount of OID that is reported in income in any particular year will not necessarily bear any relationship to the amount of distributions, if any, paid to a holder in that year.

     Payments made on a certificate to a person that is not a U.S. Person and has no connection with the United States other than holding its Certificate generally will be made free of United States federal withholding tax, provided that (i) the holder is not related (directly or indirectly) to certain other specified persons and (ii) the holder complies with certain identification and certification requirements imposed by the IRS.

     See "Material Federal Income Tax Consequences" in the Prospectus.

                             ERISA Considerations

     The Employee Retirement Income Security Act of 1974 ("ERISA"), and
Section 4975 of the Code impose certain requirements on (a) an employee benefit plan (as defined in Section 3(3) of ERISA), (b) a plan described in
Section 4975(e)(1) of the Code, including an individual retirement account ("IRA") or Keogh plan or (c) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Plan").

     ERISA and Section 4975 of the Code prohibit certain transactions involving the assets of a Plan and persons who have specified relationships to the Plan, i.e., "parties in interest" within the meaning of ERISA or "disqualified persons" within the meaning of the Code (collectively, "Parties in Interest"). Thus, a Plan fiduciary considering an investment in certificates should consider whether such an investment might constitute or give rise to a prohibited transaction under ERISA or Section 4975 of the Code. The issuer of the Underlying Securities, the Underwriters, the Trustee and their respective affiliates may be Parties in Interest with respect to many Plans. A violation of these prohibited transaction rules may result in an excise tax or other penalties and liabilities under ERISA and/or Section 4975 of the Code for such persons.

     If an investment in certificates by a Plan were to result in the assets of the Trust being deemed to constitute "plan assets" of such Plan, certain aspects of such investment, including the operations of the Trust and the deemed extension of credit between the issuer of the Underlying Securities and the holder of a certificate (as a result of the Underlying Securities being deemed to be "plan assets"), as well as subsequent transactions involving the Trust or its assets, might constitute or result in prohibited transactions under Section 406 of ERISA and Section 4975 of the Code unless exemptive relief were available under an applicable exemption issued by the United States Department of Labor (the "DOL"). In addition, if the assets of the Trust were deemed to be "plan assets" of any Plan investors, Certificates sold to a Party in Interest with respect to such Plan could constitute or result in a prohibited extension of credit transaction, possibly subjecting the Certificateholder to excise taxes under Section 4975 of the Code. Neither ERISA nor the Code defines the term "plan assets." Under Section 2510.3-101 of the DOL regulation (the "Regulation"), a Plan's assets may include the assets of an entity if the Plan acquires an "equity interest" in such entity. Thus, if a Plan acquires a certificate, for certain purposes (including the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code), the Plan would be considered to own an undivided interest in the underlying assets of the Trust, unless an exception applies under the Regulation.

     The Underwriters expect that the certificates will satisfy the criteria for treatment as publicly-offered securities under the Regulation. A publicly-offered security is a security that is:

          o    freely transferable,

          o part of a class of securities that is owned by 100 or more investors independent of the issuer and of one another at the conclusion of the initial offering, and

          o    either is (A) part of a class of securities registered under
               Section 12(b) or 12(g) of the exchange Act, or (B) sold to the Plan as part of an offering of securities to the public through an effective registration statement under the Securities Act and the class of securities of which such security is a part is registered under the Exchange Act within 120 days (or such later time as may be allowed by the Commission) after the end of the fiscal year of the issuer during which the offering of such securities to the public occurred.

     The Underwriters will verify that there will be at least 100 separate purchasers (whom the Underwriters have no reason to believe are not independent of the Company or of one another) at the conclusion of the initial offering. There is no assurance that the 100 independent investor requirement of the "public-offered security" exception will, in fact, be satisfied.

     Nothing herein shall be construed as a representation that an investment in the certificates would meet any or all of the relevant legal requirements with respect to investments by, or is appropriate for, Plans generally or any particular Plan. Any Plan or any other entity the assets of which are deemed to be "plan assets," such as an insurance company investing assets of its general account, proposing to acquire certificates should consult with its counsel.

                            Method of Distribution

     Subject to the terms and conditions set forth in the underwriting agreement, dated as of [ ], ___________, the Depositor has agreed to sell and [Wachovia Securities (an affiliate of the Depositor)] [each of the underwriters named below, including Wachovia Securities (an affiliate of the Depositor)] [,] has [severally] agreed to purchase, the [certificates] [the principal amount of each class of certificates set forth below opposite its name].

                                Class [ ]        Class [ ]        Class [ ]
                             ---------------  ---------------  ---------------

Wachovia Securities........    $                $                $
Total......................

     [Wachovia Securities has] [The several underwriters have] agreed, subject to the terms and conditions set forth in the underwriting agreement, to purchase all certificates offered by this Prospectus Supplement if any of such certificates are purchased. [In the event of default by any underwriter, the underwriting agreement provides that, in certain circumstances, the purchase commitments of non-defaulting underwriters may be increased or the underwriting agreement may be terminated.]

     The Depositor has been advised by the underwriter[s] that [it][they] propose[s] to offer the certificates from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The underwriter[s] may effect such transactions by selling certificates to or through dealers and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the underwriter[s] and any purchasers of certificates for whom they may act as agents. The underwriter[s] and any dealers that participate with the underwriter[s] in the distribution of certificates may be deemed to be underwriters, and any profit on the resale of certificates by them may be deemed to be underwriting discounts, or commissions under the Securities Act.

     The underwriting agreement provides that the Depositor will indemnify the underwriter[s] against certain civil liabilities, including liabilities under the Securities Act, or will contribute to payments the underwriter[s] may be required to make in respect of such civil liabilities.

     Wachovia Corporation conducts its investment banking, institutional, and capital markets businesses through its various bank, broker-dealer and non-bank subsidiaries (including Wachovia Capital Markets, LLC) under the trade name of Wachovia Securities. Any references to Wachovia Securities in this Prospectus Supplement, however, do not include Wachovia Securities, Inc., member NASD/SIPC, a separate broker-dealer subsidiary of Wachovia Corporation, and an affiliate of Wachovia Capital Markets, LLC.

                                    Ratings

     It is a condition to the issuance of the certificates that the certificates be rated not lower than [specify ratings applicable to each class] by [Standard & Poor's Ratings Services ("Standard & Poor's")][Moody's Investors Service, Inc. ("Moody's")][Fitch Ratings ("Fitch")] (the "Rating[Agency][Agencies]"). The ratings address the likelihood of the receipt by the certificateholders of payments required under the Trust agreement, and are based primarily on the credit quality of the Deposited Assets and any providers of credit support, as well as on the relative priorities of the certificateholders of each class of the certificates with respect to collections and losses with respect to the Deposited Assets. The rating on the certificates does not, however, constitute a statement regarding the occurrence or frequency of redemptions or prepayments on, or extensions of the maturity of, the Deposited Assets, the corresponding effect on yield to investors, or whether investors in the class [ ] certificates [specify class with Notional Amount] may fail to recover fully their initial investment.


     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning Rating Agency.


     The Depositor has not requested a rating on the certificates by any rating agency other than the Rating [Agency] [Agencies]. However, there can be no assurance as to whether any other rating agency will rate the certificates, or, if it does, what rating would be assigned by any such other rating agency. A rating on the certificates by another rating agency, if assigned at all, may be lower than the ratings assigned to the certificates by the Rating [Agency] [Agencies].

                                Legal Opinions


     Certain legal matters relating to the certificates will be passed upon for the Depositor and the underwriter[s] by Sidley Austin LLP, New York, New York.

                   Index of Terms for Prospectus Supplement

                      [LIST DEFINED TERMS AND PAGE NUMBER
                  WHERE DEFINED IN THE PROSPECTUS SUPPLEMENT]


Advance...............................................S-21
Allowable Expense Amount..............................S-20
Available Funds.......................................S-20
Borrower..............................................S-16
Business Day...........................................S-8
Call Premium Percentage...............................S-20
Closing Date...........................................S-7
Deposited Assets......................................S-17
Depositor..............................................S-4
Eligible Investments..................................S-20
ERISA.................................................S-25
event of default......................................S-22
Extraordinary Trust Expense...........................S-21
Liquidation Proceeds..................................S-21
Notional Amount........................................S-7
Realized Losses........................................S-9
Required Interest.....................................S-20
Required Percentage--Amendment........................S-23
Required Percentage--Remedies.........................S-23
Required Percentage--Waiver...........................S-23
Required Premium......................................S-20
Required Principal....................................S-20
Retained Interest.....................................S-13
Special Distribution Date..............................S-8
Specified Currency.....................................S-5
Systemwide Debt Securities............................S-15
Underlying Securities.................................S-13

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

             Preliminary, Subject to Change, Dated April 17, 2006

Prospectus


                              Trust Certificates
               (Issuable in series by separate issuing entities)
                    Synthetic Fixed-Income Securities, Inc.
                             Depositor and Sponsor

Synthetic Fixed-
Income Securities, Inc.-

o may establish issuing entities from time to time for the purpose of issuing certificates; and

o    will act as depositor and sponsor for each issuance of certificates.

Each issuing entity-

o    will be a common law or statutory trust;

o will issue one series of asset-backed certificates series with one or more classes;

o    will own-

o    a publicly tradable fixed income security or a pool of such securities;

o    payments due on those securities; and

o other assets described in this prospectus and in the accompanying prospectus supplement.

Each certificate-

o will be issued by an issuing entity formed by Synthetic Fixed-Income Securities, Inc. and will represent interests only in that issuing entity and will be paid only from the assets of that issuing entity;

o will be denominated and sold for U.S. dollars or for one or more foreign or composite currencies and any payments to certificateholders may be payable in U.S. dollars or in one or more foreign or composite currencies; and

o    may include one or more classes of certificates and enhancement.

The Certificateholders-

o will receive interest and principal payments from the assets deposited with the issuing entity.

        -------------------------------------------------------------
               Consider carefully the risk factors beginning on
                          page 5 in this prospectus.
        -------------------------------------------------------------

The certificates are not insured or guaranteed by any government or governmental agency or instrumentality.

The certificates will represent interests in the related issuing entity only and will not represent interests in or obligations of Synthetic Fixed Income Securities, Inc. or of the trustee or administrative agent of the related issuing entity or any of their affiliates.

This prospectus may be used to offer and sell any series of certificates only if accompanied by the prospectus supplement for that series.

                          ---------------------------

Neither the SEC nor any state securities commission has approved these certificates or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. Wachovia Capital Markets, LLC, is acting under the trade name Wachovia Securities.

                              Wachovia Securities

                               [_________], 2006

             IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
            PROSPECTUS AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT

     In this prospectus and in the accompanying prospectus supplement, the terms "Depositor," "we," "us" and "our" refer to Synthetic Fixed-Income Securities, Inc. We provide information to you about the certificates in two separate documents that progressively provide more detail: (a) this prospectus, which provides general information, some of which may not apply to a particular series of certificates, including your series, and (b) the accompanying prospectus supplement, which will describe the specific terms of your series of certificates, including:

     o the currency or currencies in which the principal, premium, if any, and any interest are distributable;

     o the number of classes of such series and, with respect to each class of such series, its designation, aggregate principal amount or, if applicable, notional amount and authorized denominations;

     o information concerning the type, characteristics and specifications of the securities deposited with the issuing entity (the "Underlying Securities") and any other assets held by the issuing entity (together with the Underlying Securities, the "Deposited Assets") and any credit support for such series or class;

     o the relative rights and priorities of each such class, including the method for allocating collections from the Deposited Assets to the certificateholders of each class and the relative ranking of the claims of the certificateholders of each class to the Deposited Assets;

     o the name of the trustee and the administrative agent, if any, for the series;

     o the Pass-Through Rate (as defined below) or the terms relating to the applicable method of calculation of the Pass-Through Rate;

     o the time and place of distribution (a "Distribution Date") of any interest, premium (if any) and/or principal (if any);

     o    the date of issue;

     o    the Final Scheduled Distribution Date;

     o    the offering price; and

     o any redemption terms and any other specific terms of certificates of each series or class.

See "Description of Certificates--General" for a listing of other items that may be specified in the applicable prospectus supplement.

     You should rely only on the information provided in this prospectus and the accompanying prospectus supplement including the information incorporated by reference. We have not authorized anyone to provide you with different information. We are not offering the certificates in any state where the offer is not permitted. We do not claim the accuracy of the information in this prospectus or the accompanying prospectus supplement as of any date other than the dates stated on their respective covers.

     We include cross-references in this prospectus and in the accompanying prospectus supplement to captions in these materials where you can find further related discussions. The following table of contents and the table of contents included in the accompanying prospectus supplement provide the pages on which these captions are located.

                               TABLE OF CONTENTS

Where You Can Find More Information..........................................3
Incorporation Of Certain Documents By Reference..............................4
Reports To Certificateholders................................................4
Important Currency Information...............................................4
Risk Factors.................................................................5
Synthetic Fixed-Income Securities Inc........................................7
Use Of Proceeds..............................................................8
Issuing Entity...............................................................8
Maturity And Yield Considerations............................................9
Description Of The Certificates.............................................11
Description Of Deposited Assets And Credit Support..........................24
Description Of The Trust Agreement..........................................40
Limitations On Issuance Of Bearer Certificates..............................51
Currency Risks..............................................................52
Material Federal Income Tax Consequences....................................54
Plan Of Distribution........................................................65
Legal Opinions..............................................................67

                      WHERE YOU CAN FIND MORE INFORMATION

     Each issuing entity is subject to the informational requirements of the Securities Exchange Act of 1934 and we file on behalf of each issuing entity reports or Forms 10-D and 10-K and other information with the SEC. For each series of certificates those reports will be filed under the name of the trust that is the issuing entity of the certificates. The prospectus supplement will state the name and the SEC file number (known as the "CIK number") for the issuing entity under which reports about the related series of certificates and the issuing entity may be found. The public may read and copy any materials filed with the SEC at the SEC's Public Reference Room at 100 F. Street, NE. Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The internet address of this site is http://www.sec.gov. Generally, each issuing entity's filings will be limited to reports filed on Form 10-D in connection with each distribution date and annual reports on Form 10-K. Because of the limited nature of these reports we do not intend to make them available on any web site of our own or of any other transaction party. We will send distribution reports to each certificateholder containing the information set forth in the related prospectus supplement free of charge. See "Reports to Certificateholders". We do not intend to send any financial reports to certificateholders.

     We filed a registration statement relating to the certificates with the SEC. This prospectus is part of the registration statement, but the registration statement includes additional information.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The SEC allows us to incorporate by reference information we file with it, which means that we can disclose important information to you by referring you to those documents. We are incorporating by reference all documents that we have filed with the SEC as required by the Securities Exchange Act of 1934 on or after the date of this prospectus and prior to the termination of the offering of any series of certificates. The information incorporated by reference is considered to be part of this prospectus. Information that we file later with the SEC will automatically update the information in this prospectus. In all cases, you should rely on the later information over different information included in this prospectus or the accompanying prospectus supplement. For each offering of certificates, we incorporate by reference any SEC reports filed by the issuing entity until we terminate our offering of the certificates.

     As a recipient of this prospectus, you may request a copy of any document we incorporate by reference at no cost, by writing us at One Wachovia Center, 301 South College Street, DC-7 Charlotte, NC 28288, Attention: Structured Note Desk or telephoning 704-383-7727.

                         REPORTS TO CERTIFICATEHOLDERS

     Except as otherwise specified in the applicable prospectus supplement, unless and until definitive certificates (as defined below) are issued, on each Distribution Date unaudited reports containing information concerning each issuing entity will be prepared by the trustee and sent on behalf of each issuing entity only to Cede & Co., as nominee of DTC and registered holder of the certificates. See "Description of the Certificates--Global Securities" and "Description of the Trust Agreement--Reports to Certificateholders; Notice." These reports will not constitute financial statements prepared in accordance with generally accepted accounting principles. We will file with the SEC on behalf of the issuing entity periodic reports as are required under the Exchange Act.

                        IMPORTANT CURRENCY INFORMATION

     References in this prospectus to "U.S. dollars," "U.S.$," "USD," "dollar" or "$" are to the lawful currency of the United States.

     Purchasers are required to pay for each certificate in the currency in which the certificate is denominated. Currently, there are limited facilities in the United States for conversion of U.S. dollars into foreign currencies and vice versa, and banks do not currently offer non-U.S. dollar checking or savings account facilities in the United States. However, if requested by a prospective purchaser of a certificate denominated in a currency other than U.S. dollars, Wachovia Capital Markets, LLC (herein referred to by its trade name "Wachovia Securities") will arrange for the exchange of U.S. dollars into such currency to enable the purchaser to pay for the certificate. Requests must be made on or before the fifth Business Day (as defined below) preceding the date of delivery of the certificate or by a later date as determined by Wachovia Securities. Each exchange will be made by Wachovia Securities on the terms and subject to the conditions, limitations and charges that Wachovia Securities may from time to time establish in accordance with its regular foreign exchange practice. All costs of exchange will be borne by the purchaser.

                                 RISK FACTORS

     Risk of the certificates having limited liquidity. Prior to the issuance of any series of certificates there will not be a public market for those securities. We cannot predict the extent to which a trading market will develop or how liquid that market might become or for how long it may continue.

     Risk associated with certain adverse legal considerations applicable to the ownership of a series or class of certificates or the assets sold or assigned to the applicable trust. A prospectus supplement may set forth legal considerations that are applicable to a specific series or class of certificates being offered in connection with that prospectus supplement, or the assets deposited in or sold or assigned to the related trust.

     Risk associated with the certificateholders having limited recourse against the Depositor or its affiliates. The certificates will not represent a recourse obligation of or interest in the Depositor or any of its affiliates. Unless otherwise specified in the applicable prospectus supplement, the certificates of each series will not be insured or guaranteed by any government agency or instrumentality, the Depositor, any person affiliated with the Depositor or the trust, or any other person. Any obligation of the Depositor with respect to the certificates of any series will only be through limited representations and warranties. The Depositor does not have, and is not expected in the future to have, any significant assets with which to satisfy any claims arising from a breach of any representation or warranty.

     Risk associated with certificateholders' reliance for payment on the limited assets of the trust and any credit support. The certificates of each series will represent interests in the related issuing entity only. The trust that will be the issuing entity for any series of certificates may include assets which are designed to support the payment or ensure the servicing or distribution with respect to the Deposited Assets. However, the certificates do not represent obligations of the Depositor, any trustee or administrative agent or any of their affiliates and, unless otherwise specified in the applicable prospectus supplement, are not insured or guaranteed by any person or entity. Accordingly, certificateholders' receipt of distributions will depend entirely on the trust's receipt of payments with respect to the Deposited Assets and any credit support identified in the related prospectus supplement. See "Description of Deposited Assets and Credit Support."

     Risk of extended maturity or early redemption altering timing of distributions to certificateholders. The timing of any distribution with respect to any series or class of certificates is affected by a number of factors, including:

     o    the purchase price of your certificates;

     o    the performance of the related Deposited Assets;

     o the extent of any early redemption, repayment or extension of maturity of the related Underlying Securities, including acceleration resulting from any default or rescheduling resulting from the bankruptcy or similar proceeding with respect to the issuer of the Underlying Securities; and

     o the manner and priority in which collections from the Underlying Securities and any other Deposited Assets are allocated to each class of such series.

     The performance of the Deposited Assets and the extent of redemptions, other unscheduled payments or extensions may be influenced by a variety of accounting, tax, economic, social and other factors. The related prospectus supplement will describe the manner and priority of distributions to the classes within each series. The related prospectus supplement will also discuss any calls, puts or other redemption options, any extension of maturity provisions and other terms applicable to the Underlying Securities and any other Deposited Assets. The timing of distributions could affect the yield realized from your investment in the certificates. If the certificates are paid prior to their expected maturity at a time when prevailing market interest rates are lower than the yield on your certificates, you may be adversely affected since you will likely be unable to realize a comparable yield when you reinvest the funds that you receive from the prepayment of your certificates. See "Maturity and Yield Considerations."

     Risk of the certificates having adverse tax consequences to certificateholders. The Federal income tax consequences of the purchase, ownership and disposition of the certificates and the tax treatment of the trust will depend on the specific terms of the certificates, the trust, any credit support and the Deposited Assets. See the description under "Material Federal Income Tax Consequences" in this prospectus and in the related prospectus supplement. If the Deposited Assets include securities issued by one or more government agencies or instrumentalities, purchasers of the certificates may also be affected by the tax treatment of the Underlying Securities by the relevant issuing government.

     Risk of ratings of the certificates being downgraded or withdrawn. At the time of issue, each class of certificates that is offered by this prospectus will be rated in one of the investment grade categories recognized by one or more nationally recognized rating agencies. The rating of any series or class of certificates is based primarily on the related Deposited Assets and any credit support and the relative priorities of the certificateholders of such series or class to receive collections from, and to assert claims against, the trust. A rating does not comment as to market price or suitability for a particular investor and is not a recommendation to purchase, hold or sell certificates. We cannot be certain that the rating will remain for any given period of time or that the rating will not be lowered or withdrawn entirely by the rating agency in the future.

     Risk associated with certificates which are not denominated in U.S. Dollars. The certificates of any given series, or any class within such series, may be denominated in a currency other than U.S. dollars. Any prospectus supplement relating to certificates not denominated in U.S. dollars will contain information concerning historical exchange rates for the applicable currency against the U.S. dollar, a description of such currency, any exchange controls affecting such currency and any other required information concerning such currency, including any material risk factors of which we are aware. See "Currency Risks."

     Risk associated with lack of control by certificateholders over ownership of Deposited Assets. The trustee with respect to any series of certificates will hold the Deposited Assets for the benefit of the certificateholders. Each trust will generally hold the related Deposited Assets to maturity and not dispose of them, regardless of adverse events, financial or otherwise, which may affect any issuer of Underlying Securities or the value of the Deposited Assets. Under specified circumstances the holders of the certificates may direct the trustee to dispose of the Underlying Securities or take certain other actions in respect of the Deposited Assets.

     Additional risks relating to a series of certificates. In addition, the prospectus supplement for each series of certificates will set forth information regarding additional risk factors, applicable to such series, and to each class within such series.

                    SYNTHETIC FIXED-INCOME SECURITIES INC.

     Synthetic Fixed-Income Securities, Inc. was incorporated in the State of Delaware on April 12, 2001, as a wholly-owned, limited-purpose subsidiary of Wachovia Corporation and will be the "Sponsor" and "Depositor" (as such terms are defined in Rule 1101 under the Securities Act) of each offering of certificates under this prospectus. Synthetic Fixed-Income Securities, Inc. is generally referred to in this prospectus and in the accompanying prospectus supplement as the "Depositor" but "we," "us" and "our" also refer in this prospectus to Synthetic Fixed-Income Securities, Inc. References to the "Depositor" herein also include us in our capacity as Sponsor. The business activities of the Depositor are limited by its certificate of incorporation to the acquiring, owning, holding, selling, transferring, assigning or otherwise dealing with or in certain debt or asset backed securities, including the Deposited Assets, issuing, offering and selling certificates or notes that represent interests in or are secured by such debt or asset backed securities, and generally any activities that are incidental to the foregoing. The principal office of the Depositor is located at One Wachovia Center, 301 South College Street, DC-8 Charlotte, NC 28288, Attention: Structured Notes Desk.

     In its securitization program, the Depositor acquires fixed-income securities from time to time and transfers them to trusts that it forms which in turn issue securities, such as the certificates offered under this prospectus, backed by the transferred fixed-income securities and also backed by or subject to any other assets arranged for by the Depositor. The Depositor sells the securities issued through these securitizations in both public offerings and private placements. In each such offering Wachovia Securities, its affiliate, has been the managing or sole underwriter or, in the case of the private placements, the initial purchaser of the securities. The Depositor regularly evaluates market conditions and publicly tradable fixed income securities to identify opportunities to engage in transactions of this type. The Depositor been securitizing fixed income securities in this manner since 2003. Through December 31, 2005, the Depositor has completed 24 public securitizations, one in 2003, 16 in 2004 and 6 in 2005. The aggregate principal amount of securities issued in these securitizations is approximately $585 million.

     The Depositor will have not have any obligation for payments on the certificates of any series, and will have no other obligations with respect to the certificates following their issuance or the related trust except to the limited extent set forth in the trust agreement. Those limited duties will be descried in the related prospectus supplement. The Depositor is not expected to have any significant assets.

                                USE OF PROCEEDS

     The net proceeds to be received from the sale of each series or class of certificates, whether or not offered by this prospectus, will be used by the Depositor to purchase the related Deposited Assets and arrange credit support including, if specified in the related prospectus supplement, making required deposits into any reserve account or the applicable certificate account (as defined below) for the benefit of the certificateholders of such series or class. Any remaining net proceeds, if any, will be used by the Depositor for general corporate purposes.

                                ISSUING ENTITY

     A separate issuing entity, which in each case will be a common law trust or a statutory trust as specified in the related prospectus supplement, will be created for each series of trust certificates. The Depositor will sell the Deposited Assets for each series of certificates to the trustee named in the applicable prospectus supplement, in its capacity as trustee, for the benefit of the certificateholders of such series. See "Description of the Trust Agreement--Sale or Assignment of Deposited Assets." The trustee named in the applicable prospectus supplement will administer the Deposited Assets by the terms of the trust agreement and will receive a fee for these services. The trustee's fees will be based on market rates charged by trustees involved in administering trusts similar to the trust created for the series of certificates. Any administrative agent named in the applicable prospectus supplement will perform the tasks as are specified in the prospectus supplement and in the trust agreement and will receive a fee for these services as specified in the prospectus supplement. See "Description of the Trust Agreement--Collection and Other Administrative Procedures" and "--Retained Interest; Administrative Agent Compensation and Payment of Expenses." The trustee or an administrative agent, if applicable, will either cause the sale of the Deposited Assets to be recorded by customary means or will obtain an opinion of counsel that no recordation is required to obtain a first priority perfected security interest in such Deposited Assets.

     Unless otherwise stated in the prospectus supplement, the Depositor's sale of the Deposited Assets to the trustee will be without recourse. To the extent provided in the applicable prospectus supplement, the obligations of an administrative agent will consist primarily of:

     o its contractual, administrative obligations, if any, under the trust agreement;

     o its obligation, if any, to make cash advances in the event of delinquencies in payments on or with respect to any Deposited Assets in amounts described under "Description of the Trust
          Agreement--Advances in Respect of Delinquencies"; and

     o its obligations, if any, to purchase Deposited Assets as to which there has been a breach of specified representations and warranties or as to which the documentation is materially defective.

     The obligations of an administrative agent, if any, named in the applicable prospectus supplement to make advances will be limited to amounts which the administrative agent believes ultimately would be recoverable under any credit support, insurance coverage, the proceeds of liquidation of the Deposited Assets or from other sources available for such purposes. See "Description of the Trust Agreement--Advances in Respect of Delinquencies."

     To the extent specified in the related prospectus supplement, each trust will consist of:

     o the Deposited Assets, or interests in the Deposited Assets, exclusive of any interest in such assets (the "Retained Interest") retained by the Depositor or any previous owner of the Deposited Assets, as from time to time are specified in the trust agreement;

     o such assets as from time to time are identified as deposited in the related certificate account;

     o property, if any, acquired on behalf of certificateholders by foreclosure or repossession and any revenues received on the property;

     o those elements of credit support, if any, provided with respect to any class within such series that are specified as being part of the related trust in the applicable prospectus supplement, as described under "Description of Deposited Assets and Credit Support--Credit Support";

     o the rights of the Depositor relating to any breaches of representations or warranties by the issuer of the Deposited Assets; and

     o the rights of the trustee in any cash advances, reserve fund or surety bond, if any, as described under "Description of the Trust Agreement--Advances in Respect of Delinquencies."

     In addition, to the extent provided in the applicable prospectus supplement, the Depositor will obtain credit support for the benefit of the certificateholders of any related series or class of certificates.

                       MATURITY AND YIELD CONSIDERATIONS

     Each prospectus supplement will contain any applicable information with respect to the type and maturities of the related Underlying Securities and the terms, if any, upon which such Underlying Securities may be subject to:

     o early redemption, either by the applicable obligor or by a third-party call option;

     o    repayment at the option of the holders of the Underlying Securities;
          or

     o    extension of maturity.

     The provisions of the Underlying Securities with respect to redemption, repayment or extension of maturity will, unless otherwise specified in the applicable prospectus supplement, affect the weighted average life of the related series of certificates.

     The effective yield to holders of the certificates of any series and class may be affected by aspects of the Deposited Assets or any credit support or the manner and priorities of allocations of collections with respect to the Deposited Assets between the classes of a given series. With respect to any series of certificates the Underlying Securities of which consist of one or more redeemable securities, extendable securities or securities subject to a third-party call option, the yield to maturity of the certificates may be affected by any optional or mandatory redemption or repayment or extension of the related Underlying Securities prior to the stated maturity of the Underlying Securities. A variety of tax, accounting, economic, and other factors will influence whether an issuer exercises any right of redemption in respect of its securities. The rate of redemption may also be influenced by prepayments on the obligations a government sponsored entity issuer holds for its own account. All else remaining equal, if prevailing interest rates fall significantly below the interest rates on the related Underlying Securities, the likelihood of redemption would be expected to increase. There can be no certainty as to whether any Underlying Security redeemable at the option of its issuer will be repaid prior to its stated maturity.

     Unless otherwise specified in the related prospectus supplement, each of the Underlying Securities will be subject to acceleration upon the occurrence of specified Underlying Security Events of Default (as defined below). The maturity and yield on the certificates will be affected by any early repayment of the Underlying Securities as a result of the acceleration of the Outstanding Debt Securities (as defined below) by the holders of the Outstanding Debt Securities. See "Description of the Deposited Assets--Underlying Securities Indenture." If an issuer of Underlying Securities becomes subject to a bankruptcy proceeding, the timing and amount of payments with respect to both interest and principal may be materially and adversely affected. A variety of factors influence the performance of private debt issuers and correspondingly may affect the ability of an issuer of Underlying Securities to satisfy its obligations under the Underlying Securities, including the company's operating and financial condition, leverage, and social, geographic, legal and economic factors.

     The extent to which the yield to maturity of such certificates may vary from the anticipated yield due to the rate and timing of payments on the Deposited Assets will depend upon the degree to which they are purchased at a discount or premium and the degree to which the timing of payments on the certificates is sensitive to the rate and timing of payments on the Deposited Assets.

     The yield to maturity of any series or class of certificates will also be affected by variations in the interest rates applicable to, and the corresponding payments in respect of, such certificates, to the extent that the Pass-Through Rate (as defined below) for such series or class is based on variable or adjustable interest rates. With respect to any series of certificates representing an interest in a pool of government or corporate debt securities, disproportionate principal payments on the related Underlying Securities having interest rates higher or lower than the then applicable Pass-Through Rates applicable to such certificates may affect the yield on the certificates.

     A variety of economic, social, political, tax, accounting and other factors may affect the degree to which any of the Underlying Securities are redeemed or called or the maturity of such Underlying Securities is extended, as specified in the related prospectus supplement. There can be no assurance as to the rate or likelihood of redemption, third-party call or extension of maturity of any Underlying Security.

                        DESCRIPTION OF THE CERTIFICATES

     Each series of certificates will be issued by a separate trust pursuant to a series supplement among the Depositor, the administrative agent, if any, and the trustee named in the related prospectus supplement which supplements the terms of the base trust agreement among the same parties and which are collectively referred to as the "Trust Agreement". A form of the base trust agreement and the series supplement are attached as an exhibit to the registration statement. The base trust agreement contains various terms which may apply to a particular trust depending on terms of the series supplement for that trust which will in turn depend on the nature of the certificates to be issued and the nature of the Deposited Assets and credit support for the related trust. The following summaries describe certain provisions of the trust agreement which may be applicable to each series of certificates. The applicable prospectus supplement for a series of certificates will describe any provision of the trust agreement that materially differs from the description of the trust agreement contained in this prospectus. The following summaries do not purport to be complete and are subject to the detailed provisions of the form of trust agreement for a full description of such provisions, including the definition of certain terms used, and for other information regarding the certificates. Wherever particular defined terms of the trust agreement are referred to, such defined terms are incorporated in this prospectus by reference as part of the statement made, and the statement is qualified in its entirety by such reference. As used in this prospectus with respect to any series, the term "certificate" refers to all the certificates of that series, whether or not offered by this prospectus and by the related prospectus supplement, unless the context otherwise requires.

     A copy of the applicable series supplement relating to each series of certificates will be filed with the SEC following the issuance of such series. The filing will be made as an exhibit to a Current Report on Form 8-K or, if one or more of the classes of such series are to be listed on a national securities exchange, on a Form 8-A For Registration of Certain Classes of Securities. Once they are filed, these reports, including the series supplement as filed, will be available to you through the SEC, either in paper form or through the internet. The Depositor will establish each trust as a separate filer with the SEC and, upon doing so, all Exchange Act reporting for the trust, including the filing of the related series supplement, will be made under the trust's name, as that name is reflected in the SEC's filings system. See "Where You Can Find More Information."

General

     Each series of certificates will be issued by a separate trust and will represent the entire beneficial ownership interest in the trust for that series, and if there are multiple classes of certificates for such series, each class will be allocated certain relative priorities to receive specified collections from, and a certain percentage ownership interest of the assets deposited in, such trust, all as identified and described in the applicable prospectus supplement. See "Description of Deposited Assets and Credit Support--Collections." Each trust will be formed by a separate series supplement which will incorporate and supplement the terms of the base trust agreement.

     Reference is made to the related prospectus supplement for a description of the following terms of the series and classes of certificates in respect of which this prospectus and such prospectus supplement are being delivered:

     o    the title of such certificates;

     o the series of such certificates and, if applicable, the number and designation of classes of such series;

     o information concerning the type, characteristics and material terms of the Deposited Assets being deposited into the related trust by the Depositor;

     o with respect to any Underlying Securities that have the same or an affiliated obligor and which, at the time of such deposit, represent 10% or more of the aggregate principal balance of all Underlying Securities held by the related trust ("Concentrated Underlying Securities"), the name of each obligor, the organizational form and general character of the business of each obligor, the material terms of such Underlying Securities and of the agreements with each obligor involving the Underlying Securities, and reference to financial information concerning the obligor in accordance with the SEC's Regulation AB as described below under "Description of Deposited Assets and Credit Support--General";

     o with respect to any Underlying Securities, the market price of the securities and the basis on which the market price was determined;

     o the limit, if any, upon the aggregate principal amount or notional amount, as applicable, of each class of certificates;

     o the dates on which or periods during which such series or classes within such series may be issued (each, an "Original Issue Date"), the offering price of the certificates and the applicable Distribution Dates on which the principal, if any, of (and premium, if any, on) such series or classes within such series will be distributable;

     o if applicable, the relative rights and priorities of each class, including the method for allocating collections from and defaults or losses on the Deposited Assets to the certificateholders of each class;

     o whether the certificates of such series or each class within such series are Fixed Rate Certificates or Floating Rate Certificates (each as defined below) and the applicable interest rate (the "Pass-Through Rate") for each such class including the applicable rate, if fixed (a "Fixed Pass-Through Rate"), or the terms relating to the particular method of calculation of the interest rate applicable to such series or each class within such series, if variable (a "Variable Pass-Through Rate"); the date or dates from which such interest will accrue; the applicable Distribution Dates on which interest, principal and premium, in each case as applicable, on such series or class will be distributable and the related Record Dates (as defined in the related prospectus supplement), if any;

     o the option, if any, of any specified third party (which may include one or more of the Depositor or its respective affiliates) to purchase certificates held by a certificateholder and the periods within which or the dates on which, and the terms and conditions upon which any such option may be exercised, in whole or in part;

     o the rating of each series or each class within such series offered by this prospectus;

     o if other than denominations of $1,000 and any integral multiple of $1,000, the denominations in which such series or class within such series will be issuable;

     o whether the certificates of any class within a given series are to be entitled to (1) principal distributions, with disproportionate, nominal or no interest distributions, or (2) interest distributions, with disproportionate, nominal or no principal distributions ("Strip Certificates"), and the applicable terms of such certificates;

     o whether the certificates of such series or of any class within such series are to be issued as registered certificates or bearer certificates or both and, if bearer certificates are to be issued, whether coupons will be attached to such bearer certificates; whether bearer certificates of such series or class may be exchanged for registered certificates of such series or class and the circumstances under which and the place or places at which any such exchanges, if permitted, may be made;

     o whether the certificates of such series or of any class within such series are to be issued in the form of one or more global securities and, if so, the identity of the Depositary (as defined below), if other than the Depository Trust Company, for such global security or securities;

     o if a temporary certificate is to be issued with respect to such series or any class within such series, whether any interest on the certificate distributable on a Distribution Date prior to the issuance of a permanent certificate of such series or class will be credited to the account of the persons entitled to the interest on the Distribution Date;

     o if a temporary global security is to be issued with respect to such series or class, the terms upon which beneficial interests in such temporary global security may be exchanged in whole or in part for beneficial interests in a permanent global security or for individual definitive certificates of such series or class and the terms upon which beneficial interests in a permanent global security, if any, may be exchanged for individual definitive certificates of such series or class;

     o if other than U.S. dollars, the currency applicable to the certificates of such series or class for purposes of denominations and distributions on such series or each class within such series (the "Specified Currency") and the circumstances and conditions, if any, when such currency may be changed, at the election of the Depositor or a certificateholder, and the currency or currencies in which any principal or interest will be paid;

     o any additional Administrative Agent Termination Events (as defined below), if applicable, provided for with respect to such class;

     o all applicable Required Percentages and Voting Rights (each as defined below) relating to the manner and percentage of votes of certificateholders of such series and each class within such series required with respect to certain actions by the Depositor or the applicable administrative agent, if any, or trustee under the trust agreement or with respect to the applicable trust; and

     o any other terms of such series or class within such series of certificates not inconsistent with the provisions of the trust agreement relating to such series.

     Unless otherwise provided in the applicable prospectus supplement, registered certificates may be transferred or exchanged for like certificates of the same series and class at the corporate trust office or agency of the applicable trustee in the City and State of New York, subject to the limitations provided in the trust agreement, without the payment of any service charge, other than any tax or governmental charge payable in connection with the transfer. Bearer certificates will be transferable by delivery. Provisions with respect to the exchange of bearer certificates will be described in the applicable prospectus supplement. Unless otherwise specified in the applicable prospectus supplement, registered certificates may not be exchanged for bearer certificates. The Depositor may at any time purchase certificates at any price in the open market or otherwise. Certificates so purchased by the Depositor may, at the discretion of the Depositor, be held or resold or surrendered to the trustee for cancellation of such certificates.

Distributions

     Distributions allocable to principal, premium (if any) and interest on the certificates of each series (and class within such series) will be made in the Specified Currency for such certificates by or on behalf of the trustee on each Distribution Date as specified in the related prospectus supplement and the amount of each distribution will be determined as of the close of business on the date specified in the related prospectus supplement (the "Determination Date"). If the Specified Currency for a given series or class within such series is other than U.S. dollars, the administrative agent, if any, or otherwise the trustee will (unless otherwise specified in the applicable prospectus supplement) arrange to convert all payments in respect of each certificate of such series or class to U.S. dollars in the manner described in the following paragraph. The certificateholder of a registered certificate of a given series or class within such series denominated in a Specified Currency other than U.S. dollars may (if the applicable prospectus supplement and such certificate so indicate) elect to receive all distributions in respect of such certificate in the Specified Currency by delivery of a written notice to the trustee and administrative agent, if any, for such series not later than fifteen calendar days prior to the applicable Distribution Date, except under the circumstances described under "Currency Risks--Payment Currency" below. An election will remain in effect until revoked by written notice to such trustee and administrative agent, if any, received by each of them not later than fifteen calendar days prior to the applicable Distribution Date.

     Unless otherwise specified in the applicable prospectus supplement, in the case of a registered certificate of a given series or class within such series having a Specified Currency other than U.S. dollars, the amount of any U.S. dollar distribution in respect of such Registered Certificate will be determined by the Exchange Rate Agent based on the highest firm bid quotation expressed in U.S. dollars received by the Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable Distribution Date (or, if no such rate is quoted on such date, the last date on which such rate was quoted), from three (or, if three are not available, then two) recognized foreign exchange dealers in The City of New York (one of which may be the Offering Agent and another of which may be the Exchange Rate Agent) selected by the Exchange Rate Agent, for the purchase by the quoting dealer, for settlement on such Distribution Date, of the aggregate amount payable in such Specified Currency on such payment date in respect of all registered certificates. All currency exchange costs will be borne by the certificateholders of such registered certificates by deductions from such distributions. If no such bid quotations are available, such distributions will be made in such Specified Currency, unless such Specified Currency is unavailable due to the imposition of exchange controls or to other circumstances beyond the Depositor's control, in which case such distributions will be made as described under "Currency Risks--Payment Currency" below. The applicable prospectus supplement will specify such information with respect to bearer certificates.

     Unless otherwise provided in the applicable prospectus supplement and except as provided in the succeeding paragraph, distributions with respect to certificates will be made (in the case of registered certificates) at the corporate trust office or agency of the trustee specified in the applicable prospectus supplement in The City of New York or (in the case of bearer certificates) at the principal London office of the applicable Trustee; provided, however, that any such amounts distributable on the final Distribution Date of a certificate will be distributed only upon surrender of such certificate at the applicable location set forth above. Except as otherwise provided in the applicable prospectus supplement, no distribution on a bearer certificate will be made by mail to an address in the United States or by wire transfer to an account maintained by the holder of the bearer certificate in the United States.

     Unless otherwise specified in the applicable prospectus supplement, distributions on registered certificates in U.S. dollars will be made, except as provided below, by check mailed to the registered certificateholders of such certificates (which, in the case of global securities, will be a nominee of the Depositary); provided, however, that, in the case of a series or class of registered certificates issued between a Record Date and the related Distribution Dates, interest for the period beginning on the issue date for such series or class and ending on the last day of the interest accrual period ending immediately prior to or coincident with such Distribution Date will, unless otherwise specified in the applicable prospectus supplement, be distributed on the next succeeding Distribution Date to the registered certificateholders of the registered certificates of such series or class on the related Record Date. A certificateholder of $10,000,000 (or the equivalent of $10,000,000 in a Specified Currency other than U.S. dollars) or more in aggregate principal amount of registered certificates of a given series shall be entitled to receive such U.S. dollar distributions by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the trustee for such series not later than fifteen calendar days prior to the applicable Distribution Date. Simultaneously with the election by any certificateholder to receive payments in a Specified Currency other than U.S. dollars (as provided above), such certificateholder shall provide appropriate wire transfer instructions to the trustee for such series, and all such payments will be made by wire transfer of immediately available funds to an account maintained by the payee with a bank located outside the United States.

     Except as otherwise specified in the applicable prospectus supplement, "Business Day" with respect to any certificate means any day, other than a Saturday or Sunday, that is (i) not a day on which banking institutions are authorized or required by law or regulation to be closed in (a) The City of New York or (b) if the Specified Currency for such certificate is other than U.S. dollars, the financial center of the country issuing such Specified Currency and (ii) if the Pass-Through Rate for such certificate is based on LIBOR, a London Banking Day. "London Banking Day" with respect to any certificate means any day on which dealings in deposits in the Specified Currency of such certificate are transacted in the London interbank market. The Record Date with respect to any Distribution Date for a series or class of registered certificates shall be specified as such in the applicable prospectus supplement.

Interest on the Certificates

     General. Each class of certificates (other than certain classes of Strip Certificates) of a given series may have a different Pass-Through Rate, which may be a Fixed or Variable Pass-Through Rate, as described below. In the case of Strip Certificates with no or, in certain cases, a nominal Stated Amount, such distributions of interest will be in an amount (as to any Distribution Date, "Stripped Interest") described in the related prospectus supplement. For purposes of this prospectus, "Notional Amount" means the notional principal amount specified in the applicable prospectus supplement on which interest on Strip Certificates with no or, in certain cases, a nominal Stated Amount will be made on each Distribution Date. Reference to the Notional Amount of a class of Strip Certificates in this prospectus or in a prospectus supplement does not indicate that such certificates represent the right to receive any distribution in respect of principal in such amount, but rather the term "Notional Amount" is used solely as a basis for calculating the amount of required distributions and determining certain relative voting rights, all as specified in the related prospectus supplement.

     Fixed Rate Certificates. Each series (or, if more than one class exists, each class within such series) of certificates with a Fixed Pass-Through Rate ("Fixed Rate Certificates") will bear interest, on the outstanding Stated Amount (as defined below) (or Notional Amount, if applicable), from its Original Issue Date, or from the last date to which interest has been paid, at the fixed Pass-Through Rate stated on the face of the certificate and in the applicable prospectus supplement until the principal amount of the certificate is distributed or made available for repayment (or in the case of Fixed Rate Certificates with no or a nominal principal amount, until the Notional Amount of the Fixed Rate Certificate is reduced to zero), except that, if so specified in the applicable prospectus supplement, the Pass-Through Rate for such series or any such class or classes may be subject to adjustment from time to time in response to designated changes in the rating assigned to such certificates by one or more rating agencies, in accordance with a schedule or otherwise, all as described in such prospectus supplement. Unless otherwise set forth in the applicable prospectus supplement, interest on each series or class of Fixed Rate Certificates will be distributable in arrears on each Distribution Date specified in such prospectus supplement. Each such distribution of interest shall include interest accrued through the day specified in the applicable prospectus supplement. Unless otherwise specified in the applicable prospectus supplement, interest on Fixed Rate Certificates will be computed on the basis of a 360-day year of twelve 30-day months.

     Floating Rate Certificates. Each series (or, if more than one class exists, each class within such series) of certificates with a Variable Pass-Through Rate ("Floating Rate Certificates") will bear interest, on the outstanding Stated Amount (or Notional Amount, if applicable), from its Original Issue Date to the first Interest Reset Date (as defined below) for such series or class at the initial Pass-Through Rate set forth on the face of the Floating Rate Certificate and in the applicable prospectus supplement ("Initial Pass-Through Rate"). Thereafter, the Pass-Through Rate on such series or class for each Interest Reset Period (as defined below) will be determined by reference to an interest rate basis (the "Base Rate"), plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any. The "Spread" is the number of basis points (one basis point equals one one-hundredth of a percentage point) that may be specified in the applicable prospectus supplement as being applicable to such series or class, and the "Spread Multiplier" is the percentage that may be specified in the applicable prospectus supplement as being applicable to such series or class, except that if so specified in the applicable prospectus supplement, the Spread or Spread Multiplier on such series or any such class or classes of Floating Rate Certificates may be subject to adjustment from time to time in response to designated changes in the rating assigned to such certificates by one or more rating agencies, in accordance with a schedule or otherwise, all as described in such prospectus supplement. The applicable prospectus supplement will designate one of the following Base Rates as applicable to a Floating Rate Certificate, and will set forth additional information concerning the Base Rate:

     o    LIBOR (a "LIBOR Certificate");

     o    the Commercial Paper Rate (a "Commercial Paper Rate Certificate");

     o    the Treasury Rate (a "Treasury Rate Certificate");

     o    the Federal Funds Rate (a "Federal Funds Rate Certificate");

     o    the CD Rate (a "CD Rate Certificate");

     o the United States Treasury constant maturities rate (a "CMT Rate Certificate");

     o the prime loan rates or base lending rates of major U.S. banks (a "Prime Rate Certificate");

     o    the constant maturities swap rate (a "CMS Rate Certificate"); or

     o such other Base Rate as shall be a recognized interest rate index on which funds are commonly borrowed in the U.S. capital markets and shall in no event be based on a commodity or equity index.

     As specified in the applicable prospectus supplement, Floating Rate Certificates of a given series or class may also have either or both of the following (in each case expressed as a rate per annum on a simple interest basis): (i) a maximum limitation, or ceiling, on the rate at which interest may accrue during any interest accrual period specified in the applicable prospectus supplement ("Maximum Pass-Through Rate") and (ii) a minimum limitation, or floor, on the rate at which interest may accrue during any such interest accrual period ("Minimum Pass-Through Rate"). In addition to any Maximum Pass-Through Rate that may be applicable to any series or class of Floating Rate Certificates, the Pass-Through Rate applicable to any series or class of Floating Rate Certificates will in no event be higher than the maximum rate permitted by applicable law, as the same may be modified by United States law of general application.

     The Depositor will appoint, and enter into agreements with, agents (each a "Calculation Agent") to calculate Pass-Through Rates on each series or class of Floating Rate Certificates. The applicable prospectus supplement will set forth the identity of the Calculation Agent for each series or class of Floating Rate Certificates. All determinations of interest by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the holders of Floating Rate Certificates of a given series or class.

     The Pass-Through Rate on each class of Floating Rate Certificates will be reset daily, weekly, monthly, quarterly, semiannually or annually (such period being the "Interest Reset Period" for such class, and the first day of each Interest Reset Period being an "Interest Reset Date"), as specified in the applicable prospectus supplement. Interest Reset Dates with respect to each series, and any class within such series of Floating Rate Certificates, will be specified in the applicable prospectus supplement; provided, however, that unless otherwise specified in such prospectus supplement, the Pass-Through Rate in effect for the ten days immediately prior, to the Final Scheduled Distribution Date (as defined in the prospectus supplement) will be that in effect on the tenth day preceding such Final Scheduled Distribution Date. If an Interest Reset Date for any class of Floating Rate Certificates would otherwise be a day that is not a Business Day, such Interest Reset Date will occur on a prior or succeeding Business Day, specified in the applicable prospectus supplement.

     Unless otherwise specified in the applicable prospectus supplement, interest payable in respect of Floating Rate Certificates shall be the accrued interest from and including the Original Issue Date of such series or class or the last Interest Reset Date to which interest has accrued and been distributed, as the case may be, to but excluding the immediately following Distribution Date.

     With respect to a Floating Rate Certificate, accrued interest shall be calculated by multiplying the Stated Amount of such certificate (or, in the case of a Strip Certificate with no or a nominal Stated Amount, the Notional Amount specified in the applicable prospectus supplement) by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factors calculated for each day in the period for which accrued interest is being calculated. Unless otherwise specified in the applicable prospectus supplement, the interest factor (expressed as a decimal calculated to seven decimal places without rounding) for each such day is computed by dividing the Pass-Through Rate in effect on such day by 360 in the case of LIBOR Certificates, Commercial Paper Rate Certificates, Federal Funds Rate Certificates, CD Rate Certificates, Prime Rate Certificates and CMS Rate Certificates or by the actual number of days in the year, in the case of Treasury Rate Certificates and CMT Rate Certificates. For purposes of making the foregoing calculation, the variable Pass-Through Rate in effect on any Interest Reset Date will be the applicable rate as reset on such date.

     Unless otherwise specified in the applicable prospectus supplement, all percentages resulting from any calculation of the Pass-Through Rate on a Floating Rate Certificate will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, and all currency amounts used in or resulting from such calculation on Floating Rate Certificates will be rounded to the nearest one-hundredth of a unit (with .005 of a unit being rounded upward).

     Interest on any series (or class within such series) of Floating Rate Certificates will be distributable on the Distribution Dates and for the interest accrual periods as and to the extent set forth in the applicable prospectus supplement.

     Upon the request of the holder of any Floating Rate Certificate of a given series or class, the Calculation Agent for such series or class will provide the Pass-Through Rate then in effect and, if determined, the Pass-Through Rate that will become effective on the next Interest Reset Date with respect to such Floating Rate Certificate.

Principal of the Certificates

     Unless the related prospectus supplement provides otherwise, each certificate (other than certain classes of Strip Certificates) will have a "Stated Amount" which, at any time, will equal the maximum amount that the holder of the certificate will be entitled to receive in respect of principal out of the future cash flow on the Deposited Assets and other assets included in the related trust. Unless otherwise specified in the related prospectus supplement, distributions generally will be applied to undistributed accrued interest on, then to principal of, and then to premium (if any) on, each such certificate of the class or classes entitled to interest (in the manner and priority specified in such prospectus supplement) until the aggregate Stated Amount of such class or classes has been reduced to zero. The outstanding Stated Amount of a certificate will be reduced to the extent of distributions of principal on the certificate, and, if applicable by the terms of the related series, by the amount of any net losses realized on any Deposited Asset ("Realized Losses") allocated to the certificate. Unless the related prospectus supplement provides otherwise, the initial aggregate Stated Amount of all classes of certificates of a series will equal the outstanding aggregate principal balance of the related Deposited Assets as of the applicable Cut-off Date. The initial aggregate Stated Amount of a series and each class of the series will be specified in the related prospectus supplement. Distributions of principal of any class of certificates will be made on a pro rata basis among all the certificates of such class. Strip Certificates with no Stated Amount will not receive distributions of principal.

Foreign Currency Certificates

     If the specified currency of any certificate is not U.S. dollars (a "Foreign Currency Certificate"), certain provisions with respect to the certificate will be set forth in the related prospectus supplement which will specify the denominations, the currency or currencies in which the principal and interest with respect to such certificate are to be paid and any other terms and conditions relating to the non-U.S. dollar denominations or otherwise applicable to the certificates.

Dual Currency Certificates

     Certificates may be issued as dual currency certificates ("Dual Currency Certificates"), in which case payments of principal and/or interest in respect of Dual Currency Certificates will be made in such currencies, and rates of exchange will be calculated upon such bases, as indicated in the certificates and described in the related prospectus supplement. Other material terms and conditions relating to Dual Currency Certificates will be set forth in the certificates and the related prospectus supplement.

Default and Remedies

     If there is a payment default on or acceleration of the Underlying Securities, then: (i) the trustee will sell all of such Underlying Securities and a pro rata portion of the Deposited Assets and distribute the proceeds from the sale to the certificateholders in accordance with the Allocation Ratio (any such sale may result in a loss to the certificateholders of the relevant series if the sale price is less than the purchase price for such Underlying Securities), (ii) the trustee will distribute such Underlying Securities and a pro rata portion of the Deposited Assets in kind to the certificateholders in accordance with the Allocation Ratio, or (iii) the Depositor will provide to the certificateholders the financial and other information required by the SEC. The choice of remedies will be specified for a given series in the prospectus supplement, and the trustee, Depositor and certificateholders will have no discretion in this respect.

     The "Allocation Ratio" is the allocation between classes of a given series of the total expected cash flows from the Deposited Assets of that series. The applicable prospectus supplement for any series with more than one class will specify the Allocation Ratio for that series. In addition to default or acceleration on Underlying Securities, the Allocation Ratio relates to voting rights held by owners of Underlying Securities because such rights will be allocated among the certificateholders of different classes of a given series in accordance with their economic interests. Further, the Allocation Ratio applies in the event of a sale or distribution of Underlying Securities once an issuer of Concentrated Underlying Securities ceases to file periodic reports under the Exchange Act, as discussed below under "Description of Deposited Assets--Principal Terms of Underlying Securities."

Call Right

     The Depositor, or if so specified in the relevant prospectus supplement, a transferee as a result of a private placement to eligible investors, may hold the right to purchase all or some of the certificates of a given series or class from the holders thereof (the "Call on Certificates") or all or some of the Underlying Securities of a given series from the trust (the "Call on Underlying Securities" and, together with the Call on Certificates, the "Call Right"). If one or more specified persons holds a Call Right, the applicable prospectus supplement will designate such series as a "Callable Series."

     The terms upon which any such specified person or entity may exercise a Call Right will be specified in the applicable prospectus supplement. Such terms may relate to, but are not limited to, the following:

     o    the initial holder of the Call Right;

     o whether the Stated Amount or Notional Amount (as defined below) of each certificate being purchased pursuant to the Call Right must be an authorized denomination;

     o    the call date or dates; and

     o    the call price.

     After receiving notice of the exercise of a Call Right, the trustee will provide notice thereof as specified in the standard terms. Upon the satisfaction of any applicable conditions to the exercise of a Call Right, each certificateholder will be entitled to receive (in the case of a purchase of less than all of the certificates) payment of a pro rata share of the Call Price paid in connection with such exercise. In addition, in conjunction with the exercise of a Call on Underlying Securities in respect of all or a portion of the Underlying Securities, the certificates will be redeemed in whole, pro rata or in accordance with the Allocation Ratio, as applicable and as specified in the applicable prospectus supplement. A Call Right is not expected to be exercised unless the value of the Underlying Securities exceeds the Call Price payable upon exercise of the Call Right.

Trust Liquidation Events

     Each prospectus supplement will specify: (i) any events that may lead to liquidation of the Deposited Assets, (ii) the method of liquidation of the Deposited Assets and the applicable trust, (iii) the manner in which the proceeds from the liquidation of the Deposited Assets will be distributed to the certificateholders, subject to the priorities set forth in the applicable prospectus supplement, as well as (iv) remedies, if any, of the certificateholders upon the occurrence of any of these events.

Global Securities

     Unless otherwise specified in the applicable prospectus supplement, all certificates of a given series (or, if more than one class exists, any given class within that series) will, upon issuance, be represented by one or more global securities. The global securities will be deposited with, or on behalf of, The Depository Trust Company, New York, New York (for registered certificates denominated and payable in U.S. dollars), or such other depositary identified in the related prospectus supplement (the "Depositary"), and registered in the name of a nominee of the Depositary. Global securities may be issued in either registered or bearer form and in either temporary or permanent form. See "Limitations on Issuance of Bearer Certificates" for provisions applicable to certificates issued in bearer form. Unless and until it is exchanged in whole or in part for the individual certificates (each a "definitive certificate"), a global security may not be transferred except as a whole by the Depositary for such global security to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor of such Depositary or a nominee of such successor.

     The Depository Trust Company has advised the Depositor as follows: The Depository Trust Company is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered under the provisions of Section 17A of the Exchange Act. The Depository Trust Company was created to hold securities of its participating organizations and to facilitate the clearance and settlement of securities transactions among the institutions that have accounts with the Depositary ("participants") in such securities through electronic book-entry changes in the accounts of the Depositary participants, thereby eliminating the need for physical movement of securities certificates. The Depositary's participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own the Depositary. Access to the Depositary's book-entry system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly. The Depository Trust Company has confirmed to the Depositor that it intends to follow such procedures.

     Upon the issuance of a global security, the Depositary for the global security will credit, on its book-entry registration and transfer system, the respective principal amounts or notional amounts, if applicable, of the individual certificates represented by such global security to the accounts of its participants. The accounts to be credited shall be designated by the underwriters of such certificates, or, if such certificates are offered and sold directly through one or more agents, by the Depositor or such agent or agents. Ownership of beneficial interests in a Global Security will be limited to participants or persons that may hold beneficial interests through participants. Ownership of beneficial interests in a global security will be shown on, and the transfer of that ownership will be effected only through, records maintained by the Depositary for such global security or by participants or persons that hold through participants. The laws of some states require that certain purchasers of securities take physical delivery of such Securities. Such limits and such laws may limit the market for beneficial interests in a global security.

     So long as the Depositary for a global security, or its nominee, is the owner of the global security, the Depositary or the nominee, as the case may be, will be considered the sole certificateholder of the individual certificates represented by such global security for all purposes under the trust agreement governing the certificates. Except as set forth below, owners of beneficial interests in a global security will not be entitled to have any of the individual certificates represented by the global security registered in their names, will not receive or be entitled to receive physical delivery of any certificates and will not be considered the certificateholder of the global security under the trust agreement governing the certificates. Because the Depositary can only act on behalf of its participants, the ability of a holder of any certificate to pledge that certificate to persons or entities that do not participate in the Depositary's system, or to otherwise act with respect to the certificate, may be limited due to the lack of a physical certificate for the certificate.

     Subject to the restrictions discussed under "Limitations on Issuance of Bearer Certificates" below, distributions of principal of (and premium, if any) and any interest on individual certificates represented by a global security will be made to the Depositary or its nominee, as the case may be, as the certificateholder of the global security. None of the Depositor, the administrative agent, if any, the trustee for the certificates, any paying agent or the certificate registrar for the certificates will have responsibility or liability for any aspect of the records relating to or payments made on account of beneficial interests in a global security or for maintaining, supervising or reviewing any records relating to such beneficial interests.

     The Depositor expects that the Depositary for certificates of a given class and series, upon receipt of any distribution of principal, premium or interest in respect of a definitive global security representing any certificates, will credit immediately participants' accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of the global security as shown on the records of such Depositary. The Depositor also expects that payments by participants to owners of beneficial interests in a global security held through such participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such participants. Receipt by owners of beneficial interests in a temporary global security of payments of principal, premium or interest in respect of the global security will be subject to the restrictions discussed below under "Limitations on Issuance of Bearer Certificates".

     If the Depositary for certificates of a given class of any series is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Depositor within ninety days, the Depositor will issue individual definitive certificates in exchange for the global security or securities representing such certificates. In addition, the Depositor may at any time and in its sole discretion determine not to have any certificates of a given class represented by one or more global securities and, in such event, will issue individual definitive certificates of such class in exchange for the global security or securities representing such certificates. Further, if the Depositor so specifies with respect to the certificates of a given class, an owner of a beneficial interest in a global security representing certificates of such class may, on terms acceptable to the Depositor and the Depositary of the global security, receive individual definitive certificates in exchange for such beneficial interest. In any such instance, an owner of a beneficial interest in a global security will be entitled to physical delivery of individual definitive certificates of the class represented by the global security equal in principal amount or notional amount, if applicable, to such beneficial interest and to have definitive certificates registered in its name (if the certificates of such class are issuable as registered certificates). Individual definitive certificates of such class so issued will be issued:

     o as registered certificates in denominations, unless otherwise specified by the Depositor or in the related prospectus supplement, of $1,000 and integral multiples of $1,000 if the certificates of such class are issuable as registered certificates;

     o as bearer certificates in the denomination or denominations specified by the Depositor or as specified in the related prospectus supplement if the certificates of such class are issuable as bearer certificates; or

     o as either registered or bearer certificates, if the certificates of such class are issuable in either form.

See, however, "Limitations on Issuance of Bearer Certificates" below for a description of certain restrictions on the issuance of individual bearer certificates in exchange for beneficial interests in a global security.

     The applicable prospectus supplement will set forth any specific terms of the depositary arrangement with respect to any class or series of certificates being offered by the applicable prospectus supplement to the extent not set forth or different from the description set forth above.

              DESCRIPTION OF DEPOSITED ASSETS AND CREDIT SUPPORT

General

     Each certificate of each series will represent an ownership interest in a designated, publicly issued, security or a pool of securities (the "Underlying Securities"), purchased by the Depositor (or an affiliate thereof) and assigned to a trust as described in the applicable prospectus supplement. The Underlying Securities will consist of one or more of the following issued under the laws of the United States, any U.S. State or any foreign jurisdiction:

     o debt obligations or investment grade term preferred stock issued or guaranteed by one or more corporations, general or limited partnerships, limited liability companies, banking organizations or insurance companies;

     o preferred securities of one or more trusts or other special purpose legal entities ("Trust Preferred Securities");

     o equipment trust certificates, including enhanced equipment trust certificates and pass-through equipment trust certificates ("Equipment Trust Certificates");

     o asset-backed securities of one or more trusts or other special purpose legal entities ("Asset-Backed Securities" and together with Corporate Securities, Trust Preferred Securities and Equipment Trust Certificates, the "Private Sector Securities");

     o an obligation issued or guaranteed by the United States of America or any agency thereof for the payment of which the full faith and credit of the United States of America is pledged ("Treasury Securities");

     o an obligation of one or more U.S. government sponsored entities ("GSEs") described below for the payment of which the full faith and credit of the United States of America is not pledged;

     o Government Trust Certificates ("GTCs" and together with Treasury Securities and GSEs, "Domestic Government Securities") described below; or

     o obligations issued or guaranteed by a foreign government or any political subdivision or agency or instrumentality thereof ("Foreign Government Securities" and together with Domestic Government Securities, "Government Securities").

     The Depositor or one of its affiliates will purchase the Underlying Securities in the secondary market.

     As further defined below, an Underlying Security that was originally issued in a private placement will be considered "publicly issued" for purposes of this prospectus and the related supplement if the Depositor and the related trust could sell the Underlying Security pursuant to Rule 144(k) under the Securities Act of 1933 (the "Securities Act"). Such securities may be trust assets notwithstanding that they are not registered under the Securities Act.

     With respect to all Underlying Securities

     o neither the issuer of the Underlying Securities nor any of its affiliates will have any direct or indirect agreement, arrangement, relationship or understanding, written or otherwise, relating to the issuance, sale or offering of the related series of certificates,

     o neither the issuer of the Underlying Securities nor any of its affiliates will be an affiliate of the Depositor, the trust issuing the related series of certificates or any underwriter of the related series of certificates, and

     o at the time of the offering and issuance of the related series of certificates, the Depositor will be free to publicly resell the Underlying Securities without registration under Securities Act, including, but not limited to the following:

          -- if the Underlying Securities are restricted securities, as defined in Rule 144(a)(3) under the Securities Act, the Underlying Securities will meet the conditions set forth in Rule 144(k) for the sale of restricted securities

          -- the Underlying Securities will not be part of a subscription or unsold allotment as part the initial distribution of such securities pursuant to a registered offering under the Securities Act, and if the Depositor or any underwriter of the related series of certificates offered under this prospectus was an underwriter or an affiliate of an underwriter in a registered offering of the Underlying Securities, the Underlying Securities will have been purchased at arm's length in the secondary market at least three months after the last sale of any unsold allotment or subscription by the affiliated underwriter that participated in the registered offering of the Underlying Securities.

     With respect to any Underlying Securities (other than Treasury Securities) that constitute Concentrated Underlying Securities, to the knowledge of the Depositor, as of the offering and issuance of the related series of certificates, one of the criteria set forth under Item 1100(c)(2)(ii) of the SEC's Regulation AB will be true with respect to the issuer and any guarantor of the Underlying Securities. Accordingly, the related prospectus supplement will contain a reference to the issuer's periodic reports (or the issuer's parent with respect to clause (C) of Item 1100(c)(2)(ii)) under Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") that are on file with the SEC (or are otherwise publicly available with respect to an issuer that is a GSE meeting the requirements of clause (F) of Item 1100(c)(2)(ii)) along with a statement of how those reports may be accessed, including the issuer's SEC file number, if applicable. If the Concentrated Underlying Securities are Asset-Backed Securities, the related prospectus supplement will also contain a reference to the prospectus for such securities.

     With respect to any Underlying Securities (other than Treasury Securities) that constitute Concentrated Underlying Securities, the information referred to in the related prospectus supplement, as described in the preceding paragraph, will include the following financial information:

     (1) if the Concentrated Underlying Securities represent 10% or more but less than 20% of the Deposited Assets, selected financial data meeting the requirements of Item 301 of the SEC's Regulation S-K and

     (2) if the Concentrated Underlying Securities represent 20% or more of the Deposited Assets, financial statements meeting the requirements of the SEC's Regulation S-X, except for certain Items of S-X that may be excluded in accordance with Item 1112(b)(2) of Regulation AB; provided, however, that, instead of the above,

               o if the Concentrated Underlying Securities are Foreign Government Securities that are backed by the full faith and credit of a foreign government, the related prospectus supplement may not refer to any such information if such Foreign Government Securities are rated investment grade, or may refer to information required by paragraph (5) of Schedule B of the Securities Act if such Foreign Government Securities are not rated investment grade,

               o if the Concentrated Underlying Securities are Asset-Backed Securities, the related prospectus supplement will refer to information regarding the securities meeting the requirements of Instruction 3.a to Item 1112(b), and

               o if the Concentrated Underlying Securities were issued by a foreign business (as defined Rule 1-02 of the SEC's Regulation S-X) the related prospectus supplement may refer (1) if the Concentrated Underlying Securities represent 10% or more but less than 20% of the Deposited Assets, to selected financial data meeting the requirements of Item 3.A of the SEC's Form 20-F (provided, that, if a reconciliation to U.S. generally accepted accounting principals called for by Instruction 2 to Item 3.A. is unavailable or not obtainable without unreasonable cost or expense, in lieu of such a reconciliation the applicable referenced information may include, a narrative description of all material variations in accounting principals, practices and methods used in preparing the non-U.S. GAAP financial statements used as a basis for the selected financial data from those accepted in the U.S.) and (2) if the Concentrated Underlying Securities represent 20% or more of the Deposited Assets, to financial statements meeting the requirements of Item 17 of Form 20-F for the periods specified by Item 8.A of Form 20-F.

In all cases, those reports referred to in the related prospectus supplement should be reviewed by any prospective certificateholder of the trust containing the Underlying Securities.

     In addition, for each series of certificates for which the Underlying Securities include Concentrated Underlying Securities, whenever the trust issuing such certificates is required to file reports on Forms 10-D or 10-K under the Exchange Act, such reports will also be required to refer to the applicable financial information described above in accordance with Item 1100(c)(2)(ii) of Regulation AB for any period in which updated information is required pursuant to Item 1112(b) of Regulation AB. As will be further described in the prospectus supplement for any such series of certificates, the related trust will liquidate in the manner set forth in the prospectus supplement if the trust is for any reason unable to reference the required financial information when it is required to do so. This could occur, for example, if the obligor of the Underlying Securities does not report the information either because of a failure on its part to report as it is required to or because it is no longer required to do so under the SEC's rules. See "Description of the Certificates--Trust Liquidation Events" in this prospectus. In such a circumstance, if so specified in the related prospectus supplement, instead of liquidating the applicable trust, the Depositor may attempt to delist the certificates from any securities exchange on which the certificates are then listed and effect a withdrawal of the certificates from registration under the Exchange Act if doing so would permit the trust to not liquidate.

     The applicable prospectus supplement will also describe the material terms of any Concentrated Underlying Securities, whether they are Private Section Securities or Government Securities. For a pool of Underlying Securities that are not Concentrated Underlying Securities, the applicable prospectus supplement will disclose a general description of the material terms of the Underlying Securities and statistical information relating to the economic terms of the Underlying Securities. See "--Principal Economic Terms of the Underlying Securities" below.

     The following description of the Underlying Securities is intended only to summarize certain characteristics of the Underlying Securities the Depositor is permitted to deposit in a trust. It is not a complete description of any prospectus relating to any Underlying Security or any Underlying Securities Indenture. Please refer to the related prospectus supplement for information about the specific Underlying Securities for your series of certificates. All information contained in a prospectus supplement with respect to any Underlying Security will be derived solely from descriptions contained in a publicly available prospectus or other offering document for that Underlying Security, any publicly available filings with respect to the underlying security or underlying security issuer or guarantor, or other publicly available information. Investors should note that the issuers of the Underlying Securities are not participating in any offering of certificates and that the Depositor and Wachovia Securities will not be able to perform, and will not perform, the analysis and review of such issuers that an underwriter of the Underlying Securities would perform.

     No series of certificates, including any series for which the Underlying Securities include Government Securities, will be insured or guaranteed by any government or governmental agency or instrumentality.

Underlying Securities

Private Sector Securities

     Private Sector Securities will be either:

o    Corporate Securities;

o    Trust Preferred Securities;

o    Equipment Trust Certificates; or

o    Asset-Backed Securities.

     Corporate Securities. Corporate Securities may consist of senior or subordinated debt obligations issued by domestic or foreign issuers, or investment grade term preferred stock issued by domestic issuers, as described above.

     Debt obligations may be issued with a wide variety of terms and conditions. Set forth below is a description of certain features that may be associated with one or more Underlying Securities consisting of debt obligations.

     Indentures. With respect to senior or subordinated debt obligations, the applicable prospectus supplement will specify whether each Underlying Security will have been issued pursuant to an agreement (each, an "Underlying Securities Indenture") between the issuer of the Underlying Securities and a trustee (the "Underlying Securities Trustee"). If so specified in the applicable prospectus supplement, the Underlying Securities Indenture, if any, and the Underlying Securities Trustee, if any, will be qualified under the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the Underlying Securities Indenture will contain certain provisions required by the Trust Indenture Act.

     Certain Covenants. If specified in the applicable prospectus supplement, the Underlying Securities that consist of senior or subordinated debt obligations will be issued pursuant to an Underlying Securities Indenture. Indentures generally contain covenants intended to protect security holders against the occurrence or effects of certain specified events, including restrictions limiting the issuer's, and in some cases any of its subsidiary's, ability to:

o    consolidate, merge, or transfer or lease assets;

o incur or suffer to exist any lien, charge, or encumbrance upon any of its property or assets;

o incur, assume, guarantee or suffer to exist any indebtedness for borrowed money if the payment of such indebtedness is secured by the grant of such a lien; or

o declare or pay any cash dividends, or make any distributions on or in respect of, or purchase, redeem, exchange or otherwise acquire or retire for value any capital stock or subordinated indebtedness of the issuer or its subsidiaries, if any.

     An indenture may also contain financial covenants which, among other things, require the maintenance of certain financial ratios or the creation or maintenance of reserves. Subject to specified exceptions, indentures typically may be amended or supplemented and past defaults may be waived with the consent of the indenture trustee, the consent of the holders of not less than a specified percentage of the outstanding securities, or both.

     The Underlying Securities Indenture related to one or more Underlying Securities included in a trust may include some, all or none of the foregoing provisions or variations thereof or additional covenants not discussed herein. To the extent that the Underlying Securities are investment grade debt they are unlikely to contain significant restrictive covenants although certain non-investment grade debt may not be subject to restrictive covenants either. There can be no assurance that any such provision will protect the trust as a holder of the Underlying Securities against losses.

     The prospectus supplement for any series of certificates will describe material covenants in relation to any Concentrated Underlying Securities (including Foreign Government Securities) and, as applicable, will describe material covenants that apply to all of the securities in any pool of Underlying Securities.

     Events of Default. Indentures generally provide that any one of a number of specified events will constitute an event of default with respect to the securities issued thereunder. Such events of default typically include the following or variations thereof:

o failure by the issuer to pay an installment of interest or principal on the securities at the time required (subject to any specified grace period) or to redeem any of the securities when required (subject to any specified grace period);

o failure by the issuer to observe or perform any covenant, agreement or condition contained in the securities or the indenture, as the case may be, which failure is materially adverse to security holders and continues for a specified period after notice thereof is given to the issuer by the indenture trustee or the holders of not less than a specified percentage of the outstanding securities;

o failure by the issuer to make any required payment of principal (and premium, if any) or interest with respect to certain of the other outstanding debt obligations of the issuer or the acceleration by or on behalf of the holders thereof of such securities; or

o    certain events of bankruptcy, insolvency or reorganization of the issuer.

     Remedies. Indentures for Corporate Securities generally provide that upon the occurrence of an event of default, the indenture trustee may, and upon the written request of the holders of not less than a specified percentage of the outstanding securities, must, take such action as it may deem appropriate to protect and enforce the rights of the security holders. Certain indentures provide that the indenture trustee or a specified percentage of the holders of the outstanding securities have the right to declare all or a portion of the principal and accrued interest on the outstanding securities immediately due and payable upon the occurrence of certain events of default, subject to the issuer's right to cure, if applicable. Generally, an indenture will contain a provision entitling the indenture trustee thereunder to be indemnified by the security holders prior to proceeding to exercise any right or power under such indenture with respect to such securities at the request of such security holders. An indenture is also likely to limit a security holder's right to institute certain actions or proceedings to pursue any remedy under the indenture unless certain conditions are satisfied, including consent of the indenture trustee, that the proceeding be brought for the ratable benefit of all holders of the security, and/or the indenture trustee, after being requested to institute a proceeding by the owners of at least a specified minimum percentage of the securities, shall have refused or neglected to comply with such request within a reasonable time.

     Each Underlying Securities Indenture or Underlying Security may include some, all or none of the foregoing provisions or variations thereof or additional events of default not discussed herein. The prospectus supplement with respect to any series of certificates will describe the events of default under the Underlying Securities with respect to any Concentrated

Underlying Security ("Underlying Security Events of Default") and applicable remedies with respect thereto. With respect to any trust comprised of a pool of securities, the applicable prospectus supplement will describe certain common Underlying Security Events of Default with respect to such pool. There can be no assurance that any such provision will protect the trust, as a holder of the Underlying Securities, against losses. If an Underlying Security Event of Default occurs and the indenture trustee as a holder of the Underlying Securities is entitled to vote or take such other action to declare the principal amount of an Underlying Security and any accrued and unpaid interest thereon to be due and payable, the certificateholders' objectives may differ from those of holders of other securities of the same series and class as any Underlying Security ("Outstanding Debt Securities") in determining whether to declare the acceleration of the Underlying Securities.

     Subordination. As specified in the applicable prospectus supplement, certain of the Underlying Securities with respect to any trust may be either senior ("Senior Underlying Securities") or subordinated ("Subordinated Underlying Securities") in right to payment to other existing or future indebtedness of the issuer of the Underlying Securities. With respect to Subordinated Underlying Securities, to the extent of the subordination provisions of such securities, and after the occurrence of certain events, security holders and direct creditors whose claims are senior to Subordinated Underlying Securities, if any, may be entitled to receive payment of the full amount due thereon before the holders of any subordinated debt securities are entitled to receive payment on account of the principal (and premium, if any) or any interest on such securities. Consequently, the trust as a holder of subordinated debt may suffer a greater loss than if it held unsubordinated debt of the issuer of the Underlying Securities. There can be no assurance, however, that in the event of a bankruptcy or similar proceeding the trust as a holder of Senior Underlying Securities would receive all payments in respect of such securities even if holders of subordinated securities receive amounts in respect of such securities. Reference is made to the prospectus supplement used to offer any series of certificates for a description of any subordination provisions with respect to any Concentrated Underlying Securities and the percentage of Senior Underlying Securities and Subordinated Underlying Securities, if any, in a trust comprised of a pool of securities.

     Secured Obligations. Certain of the Underlying Securities with respect to any trust may represent secured obligations of the issuer of the Underlying Securities ("Secured Underlying Securities"). Generally, unless an event of default shall have occurred and is continuing, or with respect to certain collateral or as otherwise specified in the indenture pursuant to which such securities were offered and sold, an issuer of secured obligations has the right to remain in possession and retain exclusive control of the collateral securing a security and to collect, invest and dispose of any income related to the collateral. The indenture pursuant to which any secured indebtedness is issued may also contain provisions for release, substitution or disposition of collateral under specified circumstances with or without the consent of the indenture trustee or upon the direction of not less than a specified percentage of the security holders. The indenture pursuant to which any secured indebtedness is issued will also provide for the disposition of the collateral upon the occurrence of specified events of default with respect thereto. In the event of a default in respect of any secured obligation, security holders may experience a delay in payments on account of principal (and premium, if any) or any interest on such securities pending the sale of any collateral and prior to or during such period the related collateral may decline in value. If proceeds of the sale of collateral following an indenture event of default are insufficient to repay all amounts due in respect of any secured obligations, the holders of such securities (to the extent not repaid from the proceeds of the sale of the collateral) would have only an unsecured claim ranking pari passu with the claims of all other general unsecured creditors.

     The Underlying Securities Indenture with respect to any Secured Underlying Security may include, some, all or none of the foregoing provisions or variations thereof. The prospectus supplement used to offer any series of certificates which includes Concentrated Underlying Securities which are Secured Underlying Securities, will describe the security provisions of the Underlying Securities and the related collateral. With respect to any trust comprised of a pool of securities, a substantial portion of which are Secured Underlying Securities, the applicable prospectus supplement will disclose general information with respect to such security provisions and the collateral.

     Trust Preferred Securities. As specified in the applicable prospectus supplement, a trust may include one or more Trust Preferred Securities. Trust Preferred Securities are preferred equity securities issued by a trust, such as a Delaware statutory business trust, established for the purpose of issuing common and preferred equity securities and investing the proceeds in certain subordinated debt obligations. The subordinated debt obligations are issued by the parent of the trust, i.e., the company to whom the trust issues its common equity securities, or by an affiliate of such parent. Trust Preferred Securities generally have economic characteristics that mirror those of the subordinated debt obligations that are the trusts' principal assets. Specifically, the Trust Preferred Securities generally have a liquidation preference equal to the principal balance of the subordinated debt obligations and are subject to mandatory redemption on the maturity date of the subordinated debt obligations, or such earlier date as the issuer optionally prepays the subordinated debt. The Trust Preferred Securities generally pay dividends at a rate approximately equal to the interest rate on the subordinated debt obligations, and such dividends and interest payments generally are due on or about the same date.

     The trusts that issue Trust Preferred Securities generally have no assets other than the subordinated debt obligations issued by such trusts' affiliates. Such subordinated debt obligations are subordinated to all other unsubordinated debt of such affiliates, including such debt issued subsequent to issuance of such subordinated debt obligations.

     In view of the relationship of the trusts that issue Trust Preferred Securities to their parent companies and in view of certain undertakings by such parents, such trusts in each case will not file reports under the Exchange Act so long as their parent companies file reports under the Exchange Act.

     Equipment Trust Certificates. As specified in the related prospectus supplement, a trust may include one or more Equipment Trust Certificates. Equipment Trust Certificates are generally issued, in one or more classes, by a trust or other special purpose legal entity that owns equipment or by an owner/operator of the equipment, including airlines (an "ETC Issuer"). Such obligations of the ETC Issuers are secured by mortgages of the equipment and, in the case of special purpose ETC Issuers, typically are supported by assignments of lease payments on equipment under leases to operators of the equipment. Pass-through Equipment Trust

Certificates are issued by a trust or other special purpose legal entity that holds Equipment Trust Certificates of other ETC Issuers.

     The ETC Issuer which is an owner/operator of the equipment or the lessee of the equipment from the ETC Issuer which is a special purpose legal entity is referred to as the "ETC Credit Entity." In view of the relationship of special purpose ETC Issuers to ETC Credit Entities, ETC Issuers generally will not file reports under the Exchange Act.

     Asset-Backed Securities. As specified in the applicable prospectus supplement, a trust may include one or more Asset-Backed Securities. Asset-Backed Securities may be asset-backed notes or pass-through certificates, in each case issued by a trust or other special-purpose entity. Asset-backed notes are secured by, and pass-through certificates represent an interest in, a fixed or revolving pool of financial assets. Such financial assets may consist of secured or unsecured consumer or other receivables, such as automobile loans or contracts, automobile leases, credit card receivables, home equity or other mortgage loans, trade receivables, floor plan (inventory) loans, automobile leases, equipment leases, and other assets that produce streams of payments. Asset-backed notes generally are issued pursuant to indentures and pass-through certificates generally are issued pursuant to pooling and servicing agreements. A separate servicing agreement typically is executed in connection with asset-backed notes (such servicing agreements, indentures and pooling and servicing agreements, the "Asset-Backed Agreements").

     The Asset-Backed Agreements provide for the appointment of a trustee and the segregation of the transferred pool of assets from the other assets of the transferor. Such segregation generally is only required to the extent necessary to perfect the interest of the trustee in the assets against claims of unsecured creditors of the transferor of the assets. Where so required by the Uniform Commercial Code (the "UCC") (for instance, home equity loan notes) certain of the documents evidencing the underlying receivables are delivered to the possession of the trustee or other custodian for the holders of the Asset-Backed Securities. In the case of most assets, either no documents evidence the receivables (for instance, credit card receivables) or documents exist, but the UCC does not require their possession to perfect a transfer (for instance, automobile installment sales contracts). In these cases, the transferor segregates the assets only on its own books and records, such as by marking its computer files, and perfects the trustee's interest by filing a financing statement under the UCC. This method of segregation and perfection presents the risk that the trustee's interest in the assets could be lost as a result of negligence or fraud, such that the trustee and the Asset-Backed Security holders become unsecured creditors of the transferor of the assets.

     Static Pool Data. If specified in the related prospectus supplement for any series of certificates for which the Underlying Securities include Asset-Backed Securities, static pool data with respect to the delinquency, cumulative loss and prepayment data for the sponsor or other person specified in the related prospectus supplement will be provided. The related prospectus supplement will specify how the static pool data will be provided. If the static pool data is to be provided through a Web site, the related prospectus supplement will contain the Web site address. Alternatively, static pool data may be included directly in the prospectus supplement or incorporated therein by reference from a report filed by the Depositor on Form 8-K.

Government Securities

     Government Securities will be either:

o    GSE Securities;

o    GTCs;

o    Treasury Securities; or

o    Foreign Government Securities.

     No series of certificates, including any series for which the Underlying Securities include Government Securities, will be insured or guaranteed by the United States or any other government or by any U.S. sponsored entity or any other domestic or foreign governmental agency or instrumentality.

     GSE Securities. As specified in the applicable prospectus supplement, the obligations of one or more of the following GSEs may be included in a trust:
Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Resolution Funding Corporation, Federal Home Loan Banks (to the extent such obligations represent the joint and several obligations of the twelve Federal Home Loan Banks), Tennessee Valley Authority and Federal Farm Credit Banks. GSE debt securities generally are exempt from registration under the Securities Act pursuant to Section 3(a)(2) of the Securities Act (or are deemed by statute to be so exempt) and are not required to be registered under the Exchange Act. The securities of any GSE will be included in a trust only to the extent (A) its obligations are supported by the full faith and credit of the U.S. government or (B) the organization makes publicly available its annual report, which shall include financial statements or similar financial information with respect to the organization. Based on information contained in the offering document pursuant to which any GSE issuer's securities were originally offered, the applicable prospectus supplement will specify information with respect to the public availability of information with respect to any GSE issuer the debt securities of which constitute more than ten percent of the Underlying Securities for any series of certificates as of the date of the prospectus supplement. The specific terms and conditions of the Underlying Securities will be specified in the applicable prospectus supplement.

     In the case of a GSE issuer there will generally be a fiscal agent with respect to any related Underlying Security whose actions will be governed by a fiscal agency agreement. A fiscal agent is not a trustee for the holders of the Underlying Securities and does not have the same responsibilities or duties to act for the holders of a GSE's securities as would a trustee. Unless otherwise specified in the applicable prospectus supplement, the Underlying Securities with respect to any GSE issuer will not be guaranteed by the United States and do not constitute a debt or obligation of the United States or of any agency or instrumentality thereof other than the related GSE.

     Contractual and Statutory Restrictions. A GSE issuer and the related Underlying Securities may be subject to contractual and statutory restrictions which may provide some protection to securityholders against the occurrence or effects of specified events. Unless otherwise specified in the applicable prospectus supplement, each GSE is limited to the activities as will promote its statutory purposes as set forth in the publicly available information with respect to the issuer. See "Description of the Deposited Assets--Publicly Available Information" in the applicable prospectus supplement. A GSE's promotion of its statutory purposes, as well as its statutory, structural and regulatory relationships with the federal government may cause or require the GSE to conduct its business in a manner that differs from that an enterprise which is not a GSE might employ.

     Neither the United States nor any agency thereof is obligated to finance any GSE issuer's operations or to assist a GSE issuer in any manner. Prospective purchasers should consult the publicly available information with respect to each GSE issuer for a more detailed description of the regulatory and statutory restrictions on the related GSE's activities.

     Events of Default. Underlying Securities issued by a GSE Issuer may provide that any one of a number of specified events will constitute an event of default with respect to the securities issued thereunder. Events of default typically include the following or variations thereof:

o failure by the issuer to pay an installment of interest or principal on the securities at the time required (subject to any specified grace period) or to redeem any of the securities when required (subject to any specified grace period);

o failure by the issuer to observe or perform any covenant, agreement or condition contained in the securities or the indenture or authorizing legislation or regulation, as the case may be, which failure is materially adverse to security holders and continues for a specified period after notice thereof is given to the issuer by the fiscal agent or the holders of not less than a specified percentage of the outstanding securities; and

o failure by the issuer to make any required payment of principal (and premium, if any) or interest with respect to certain of the other outstanding debt obligations of the issuer or the acceleration by or on behalf of the holders thereof of such securities.

     GTCs. As specified in the applicable prospectus supplement, a trust may include one or more GTCs. GTCs are certificates evidencing undivided fractional interests in a trust, the assets of which consist of promissory notes (the "GTC Notes"), payable in U.S. Dollars, of a certain foreign government, backed a full faith and credit guaranty issued by the United States of America, acting through the Defense Security Assistance Agency of the Department of Defense, of the due and punctual payment of 90% of all payments of principal and interest due on the GTC Notes and a security interest in collateral, consisting of non-callable securities issued or guaranteed by the United States government thereof, sufficient to pay the remaining 10% of all payments of principal and interest due on the GTC Notes.

     Treasury Securities. Treasury Securities are securities issued or guaranteed by the United States of America or by any of its agencies if the full faith and credit of the United States of America is pledged for their payment.

     Foreign Government Securities. As specified in the applicable prospectus supplement, Foreign Government Securities are obligations guaranteed or issued by one or more foreign governments or any political subdivision or agency or instrumentality thereof.

Principal Economic Terms Of Underlying Securities

     Reference is made to the applicable prospectus supplement for each series of certificates for a description of the following terms, as applicable, of any Concentrated Underlying Security:

     (i) the title and series of such Underlying Securities, and the aggregate principal amount, denomination and form thereof;

     (ii) whether such securities are senior or subordinated to any other obligations of the issuer of the Underlying Securities;

     (iii) whether any of the obligations are secured or unsecured and the nature of any collateral;

     (iv) the limit, if any, upon the aggregate principal amount of such debt securities;

     (v) the dates on which, or the range of dates within which, the principal of (and premium, if any, on) such debt securities will be payable;

     (vi) the rate or rates or the method of determination thereof, at which such Underlying Securities will bear interest, if any (the "Underlying Securities Rate"); the date or dates from which such interest will accrue (the "Underlying Securities Interest Accrual Periods"); and the dates on which such interest will be payable (the "Underlying Securities Payment Dates");

     (vii) the obligation, if any, of the issuer of the Underlying Securities to redeem the Outstanding Debt Securities pursuant to any sinking fund or similar provisions, or at the option of a holder thereof, and the periods within which or the dates on which, the prices at which and the terms and conditions upon which such debt securities may be redeemed or repurchased, in whole or in part, pursuant to such obligation;

     (viii) the periods within which or the dates on which, the prices at which and the terms and conditions upon which such debt securities may be redeemed, if any, in whole or in part, at the option of the issuer of the Underlying Securities;

     (x) whether the Underlying Securities were issued at a price lower than the principal amount thereof;

     (xi) if other than U.S. dollars, the foreign or composite currency in which such debt securities are denominated, or in which payment of the principal of (and premium, if any) or any interest on such Underlying Securities will be made (the "Underlying Securities Currency"), and the circumstances, if any, when such currency of payment may be changed;

     (xii) material events of default or restrictive covenants provided for with respect to such Underlying Securities;

     (xiii) the rating thereof, if any; and

     (xiv) any other material terms of such Underlying Securities.

     With respect to a trust containing a pool of Underlying Securities, the applicable prospectus supplement will describe the composition of the Underlying Securities pool as of the Cut-off Date, certain material events of default or restrictive covenants common to the Underlying Securities, and, on an aggregate, percentage or weighted average basis, as applicable, the characteristics of the pool with respect to the terms set forth in (ii),
(iii), (v), (vi), (vii), (viii) and (ix) of the preceding paragraph and any other material terms regarding such pool of securities.

Other Deposited Assets

     In addition to the Underlying Securities, the Depositor may also deposit into a trust, or the trustee on behalf of the certificateholders of a trust may enter into an agreement constituting or providing for the purchase of, to the extent described in the related prospectus supplement, certain assets that will be used to alter the payment characteristics of the cash flows from the trust and whose primary purpose is not to provide credit enhancement relating to the Underlying Securities or the certificates. The assets will consist of derivatives such as puts, calls, interest rate swaps, currency swaps, floors, caps and collars, cash and assets ancillary or incidental to the foregoing (all such assets for any given series, together with the related Underlying Securities, the "Deposited Assets"). The applicable prospectus supplement will describe the name of the counterparty of the derivative, its organizational form and the general character of its business. It will also describe the operation and material terms of the derivative, any material substitution provisions, and whether the significance percentage related to the derivative is less than 10%, at least 10% but less than 20% or 20% or more. The "significance percentage" of any such derivative will be the Depositor's reasonable good faith estimate of the maximum probable exposure represented by the derivative instrument made in substantially the same manner as that used in the Depositor's internal risk management process in respect of similar instruments expressed as a percentage of the principal balance of the class or classes of certificates covered by the derivative. If the significance percentage, determined as set forth above and in the related prospectus supplement, is 20% or more, the Depositor will provide (or incorporate by reference to the extent permitted under Item 1100(c)(1) of Regulation AB) audited financial information with respect to the derivative counterparty, or if the significance percentage is 10% or more but less than 20%, summary financial information as further described in the related prospectus supplement.

     The Deposited Assets for a given series of certificates and the related trust will not constitute Deposited Assets for any other series of certificates and the related trust and the certificates of each class of a given series possess an equal and ratable undivided ownership interest in such Deposited Assets. The applicable prospectus supplement may, however, specify that certain assets constituting a part of the Deposited Assets relating to any given series may be beneficially owned solely by or deposited solely for the benefit of one class or a group of classes within such series. In such event, the other classes of such series will not possess any beneficial ownership interest in those specified assets constituting a part of the Deposited Assets.

Credit Support

     As specified in the applicable prospectus supplement for a given series of certificates, the trust for any series of certificates may include, or the certificateholders of such series (or any class or group of classes within such series) may have the benefit of, credit support for any class or group of classes within such series. Credit support may be provided by any combination of the following means described below. The applicable prospectus supplement will specify whether the trust for any class or group of classes of certificates contains, or the certificateholders of such certificates have the benefit of, credit support and, if so, the amount, type and other relevant terms of each element of credit support with respect to any such class or classes and certain information with respect to the obligors of each element, including audited financial information with respect to any obligor providing credit support for 20% or more of the aggregate principal amount of such class or classes unless such obligor is subject to the informational requirements of the Exchange Act. For any obligor providing credit support for 10% or more but less than 20% of the aggregate principal amount of any class or classes of certificates, summary financial information on such obligor will be provided in the applicable prospectus supplement.

     Subordination. As discussed below under "--Collections," the rights of the certificateholders of any given class within a series of certificates to receive collections from the trust for such series and any credit support obtained for the benefit of the certificateholders of such series (or classes within such series) may be subordinated to the rights of the certificateholders of one or more other classes of such series to the extent described in the applicable prospectus supplement. Such subordination accordingly provides some additional credit support to those certificateholders of those other classes. For example, if losses are realized during a given period on the Deposited Assets relating to a series of certificates such that the collections received thereon are insufficient to make all distributions on the certificates of such series, those realized losses would be allocated to the certificateholders of any class of any such series that is subordinated to another class, to the extent and in the manner specified in the applicable prospectus supplement. In addition, if so specified in the applicable prospectus supplement, certain amounts otherwise payable to certificateholders of any class that is subordinated to another class may be required to be deposited into a reserve account. Amounts held in any reserve account may be applied as described below under "--Reserve Accounts" and in the applicable prospectus supplement.

     If so specified in the applicable prospectus supplement, the credit support for any series or class of certificates may include, in addition to the subordination of certain classes of such series and the establishment of a reserve account, any of the other forms of credit support described below. Any such other forms of credit support that are solely for the benefit of a given class will be limited to the extent necessary to make required distributions to the certificateholders of such class or as otherwise specified in the applicable prospectus supplement. In addition, if so specified in the applicable prospectus supplement, the obligor of any other forms of credit support may be reimbursed for amounts paid pursuant to such credit support out of amounts otherwise payable to one or more of the classes of the certificates of such series.

     Letter of Credit; Surety Bond. The certificateholders of any series (or class or group of classes of certificates within such series) may, if specified in the applicable prospectus supplement, have the benefit of a letter or letters of credit issued by a bank or a surety bond or bonds issued by a surety company. In either case, the trustee or such other person specified in the applicable prospectus supplement will use its reasonable efforts to cause the letter of credit or the surety bond, as the case may be, to be obtained, to be kept in full force and effect (unless coverage thereunder has been exhausted through payment of claims) and to pay, unless otherwise specified in the applicable prospectus supplement in a timely manner the fees or premiums therefor. The trustee or such other person specified in the applicable prospectus supplement will make or cause to be made draws under the letter of credit or the surety bond, as the case may be, under the circumstances and to cover the amounts specified in the applicable prospectus supplement. Any amounts otherwise available under the letter of credit or the surety bond will be reduced to the extent of any prior unreimbursed draws thereunder. The applicable prospectus supplement will specify the manner, priority and source of funds by which any such draws are to be repaid.

     Unless otherwise specified in the applicable prospectus supplement, in the event that the letter of credit bank or the surety, as applicable, ceases to satisfy any credit rating or other applicable requirements specified in the applicable prospectus supplement, the trustee or such other person specified in the applicable prospectus supplement will use its reasonable efforts to obtain or cause to be obtained a substitute letter of credit or surety bond, as applicable, or other form of credit enhancement providing similar protection, that meets such requirements and provides the same coverage to the extent available for the same cost. There can be no assurance that any letter of credit bank or any surety, as applicable, will continue to satisfy such requirements or that any such substitute letter of credit, surety bond or similar credit enhancement will be available providing equivalent coverage for the same cost. To the extent not so available, the credit support otherwise provided by the letter of credit or the surety bond (or similar credit enhancement) may be reduced to the level otherwise available for the same cost as the original letter of credit or surety bond.

     Reserve Accounts. If so specified in the applicable prospectus supplement, the trustee or such other person named in the prospectus supplement will deposit or cause to be deposited into a reserve account maintained with an eligible institution (which may be the trustee) any combination of cash or permitted investments in specified amounts, which will be applied and maintained in the manner and under the conditions specified in such prospectus supplement. In the alternative or in addition to such deposit, a reserve account may be funded through application of a portion of collections received on the Deposited Assets for a given series of certificates, in the manner and priority specified in the applicable prospectus supplement. Amounts deposited in such reserve account may be distributed to certificateholders of such class or group of classes within such series, or may be used for other purposes, in the manner and to the extent specified in the applicable prospectus supplement. Amounts deposited in any reserve account will be invested in certain permitted investments by, or at the direction of, the trustee, or such other person named in the applicable prospectus supplement.

Collections

     The trust agreement will establish procedures by which the trustee or such other person specified in the prospectus supplement is obligated to administer the related Deposited Assets. This will include making collections of all payments made on the Deposited Assets and depositing the collections from time to time prior to any applicable Distribution Date into a segregated certificate account maintained or controlled by the trustee for the benefit of such series. An administrative agent, if any is appointed pursuant to the applicable prospectus supplement, will direct the trustee, and otherwise the trustee will make all determinations, as to the appropriate application of such collections and other amounts available for distribution to the payment of any administrative or collection expenses (such as the administrative fee) and credit support-related ongoing fees (such as insurance premiums, letter of credit fees or any required account deposits) and to the payment of amounts then due and owing on the certificates of such series (and classes within such series), all in the manner and priorities described in the applicable prospectus supplement. The applicable prospectus supplement will specify the collection periods, if applicable, and Distribution Dates for a given series of certificates and the particular requirements relating to the segregation and investment of collections received on the Deposited Assets during a given collection period or on or by certain specified dates. Amounts received from the Deposited Assets and any credit support obtained for the benefit of certificateholders for a particular series or class of certificates over a specified period may not be sufficient, after payment of all prior expenses and fees for such period, to pay amounts then due and owing to holders of such certificates. The applicable prospectus supplement will also specify the manner and priority by which any Realized Losses will be allocated among the classes of any series of certificates, if applicable.

     The relative priorities of distributions with respect to collections from the assets of the trust assigned to classes of a given series of certificates may permanently or temporarily change over time upon the occurrence of certain circumstances specified in the applicable prospectus supplement. Moreover, the applicable prospectus supplement may specify that the relative distribution priority assigned to each class of a given series for purposes of payments of certain amounts, such as principal, may be different from the relative distribution priority assigned to each such class for payments of other amounts, such as interest or premium.

                      DESCRIPTION OF THE TRUST AGREEMENT

General

     The following summary of certain provisions of the trust agreement and the certificates is not complete and is qualified in its entirety by reference to the detailed provisions of the form of trust agreement filed as an exhibit to the registration statement. Wherever particular defined terms of the trust agreement are referred to, such defined terms are incorporated in this prospectus by reference as part of the statement made, and the statement is qualified in its entirety by such reference.

Sale Or Assignment Of Deposited Assets

     At the time of issuance of any series of certificates, the Depositor will cause the Underlying Securities to be included in the related trust, and any other Deposited Asset specified in the prospectus supplement, to be sold or assigned to the related trustee, together with all principal, premium (if any) and interest received by or on behalf of the Depositor on or with respect to such Deposited Assets after the cut-off date specified in the prospectus supplement (the "Cut-off Date"), other than principal, premium (if any) and interest due on or before the Cut-off Date and other than any Retained Interest. The trustee will, concurrently with such sale or assignment, deliver the certificates to the Depositor in exchange for certain assets to be deposited in the trust. Each Deposited Asset will be identified in a schedule appearing as an exhibit to the trust agreement. The schedule will include certain statistical information with respect to each Underlying Security and each other Deposited Asset as of the Cut-off Date, and in the event any Underlying Security is a Concentrated Underlying Security, the schedule will include, to the extent applicable, information regarding the payment terms of the Underlying Security, the Retained Interest, if any, with respect the Underlying Security, the maturity or terms of the Underlying Security, the rating, if any, of the Underlying Security and certain other information.

     In addition, the Depositor will, with respect to each Deposited Asset, deliver or cause to be delivered to the trustee (or to the custodian) all documents necessary to transfer ownership of such Deposited Asset to the trustee. The trustee (or such custodian) will review the documents within such period as is permitted in the prospectus supplement, and the trustee (or such custodian) will hold the documents in trust for the benefit of the certificateholders.

     Each of the Depositor and the administrative agent, if any, will make certain representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the trust agreement. Upon a breach of any such representation of the Depositor or any such administrative agent, as the case may be, which materially and adversely affects the interests of the certificateholders, the Depositor or any such administrative agent, respectively, will be obligated to cure the breach in all material respects.

Collection and Other Administrative Procedures

     General. With respect to any series of certificates the trustee or such other person specified in the applicable prospectus supplement directly or through sub-administrative agents, will make reasonable efforts to collect all scheduled payments under the Deposited Assets. The trustee will follow the collection procedures, as it would follow with respect to comparable financial assets that it held for its own account, provided that such procedures are consistent with the trust agreement and any related instrument governing any credit support (collectively, the "credit support instruments") and provided that, except as otherwise expressly set forth in the applicable prospectus supplement, it shall not be required to expend or risk its own funds or otherwise incur personal financial liability.

     Sub-Administration. Any trustee or administrative agent may delegate its obligations in respect of the Deposited Assets to third parties they deem qualified to perform such obligations (each, a "sub-administrative agent"). However, the trustee or administrative agent will remain obligated with respect to such obligations under the trust agreement. Each sub-administrative agent will be required to perform the customary functions of an administrator of comparable financial assets, including, if applicable, collecting payments from obligors and remitting such collections to the trustee; maintaining accounting records relating to the Deposited Assets, attempting to cure defaults and delinquencies; and enforcing any other remedies with respect to the Deposited Assets all as and to the extent provided in the applicable sub-administration agreement.

     The agreement between any administrative agent or trustee and a sub-administrative agent will be consistent with the terms of the trust agreement and the assignment to the sub-administrator by itself will not result in a withdrawal or downgrading of the rating of any class of certificates issued by the terms of the trust agreement. Although each such sub-administration agreement will be a contract solely between such administrative agent and the sub-administrative agent, the applicable trust agreement will provide that, if for any reason the administrative agent for the series of certificates is no longer acting in such capacity, the trustee or any successor administrative agent must recognize the sub-administrative agent's rights and obligations under the sub-administration agreement.

     The administrative agent or trustee will be solely liable for all fees owed by it to any sub-administrative agent, irrespective of whether the compensation of the administrative agent or trustee, as applicable, by the terms of the trust agreement with respect to the particular series of certificates is sufficient to pay such fees. However, a sub-administrative agent may be entitled to a Retained Interest in certain Deposited Assets to the extent provided in the related prospectus supplement. Each sub-administrative agent will be reimbursed by the administrative agent, if any, or otherwise the trustee for certain expenditures which it makes, generally to the same extent the administrative agent or trustee, as applicable, would be reimbursed under the terms of the trust agreement relating to such series. See "--Retained Interest; Administrative Agent Compensation and Payment of Expenses."

     The administrative agent or trustee may require any sub-administrative agent to agree to indemnify the administrative agent or trustee, as applicable, for any liability or obligation sustained in connection with any act or failure to act by the sub-administrative agent.

     Realization upon Defaulted Deposited Assets. Unless otherwise specified in the applicable prospectus supplement, the trustee, on behalf of the certificateholders of a given series (or any class or classes within such series), will present claims under each applicable credit support instrument, and will take reasonable steps as are necessary to receive payment or to permit recovery with respect to defaulted Deposited Assets. As set forth above, all collections by or on behalf of the trustee or administrative agent under any credit support instrument are to be deposited in the Certificate Account for the related trust, subject to withdrawal as described above.

     Unless otherwise provided in the applicable prospectus supplement, if recovery on a defaulted Deposited Asset under any related credit support instrument is not available, the trustee will be obligated to follow or cause to be followed normal practices and procedures as it deems necessary or advisable to realize upon the defaulted Deposited Asset. However, except as otherwise expressly provided in the applicable prospectus supplement, it shall not be required to expend or risk its own funds or otherwise incur personal financial liability. If the proceeds of any liquidation of the defaulted Deposited Asset are less than the sum of (i) the outstanding principal balance of the defaulted Deposited Asset, (ii) interest accrued but unpaid on the Deposited Assets at the applicable interest rate and (iii) the aggregate amount of expenses incurred by the administrative agent and the trustee in connection with such proceedings to the extent reimbursable from the assets of the trust under the trust agreement, the trust will realize a loss in the amount of such difference. Only if and to the extent provided in the applicable prospectus supplement, the administrative agent or trustee, as so provided, will be entitled to withdraw or cause to be withdrawn from the related Certificate Account out of the net proceeds recovered on any defaulted Deposited Asset, prior to the distribution of such proceeds to certificateholders, amounts representing its normal administrative compensation on the Deposited Asset, unreimbursed administrative expenses incurred with respect to the Deposited Asset and any unreimbursed advances of delinquent payments made with respect to the Deposited Asset.

Retained Interest; Administrative Agent Compensation and Payment of Expenses

     The prospectus supplement for a series of certificates will specify whether there will be any Retained Interest in the Deposited Assets, and, if so, the owner of the Retained Interest. A Retained Interest will be established on an asset-by-asset basis and will be specified in an exhibit to the applicable series supplement to the trust agreement. A Retained Interest in a Deposited Asset represents a specified interest in the Deposited Asset. Payments in respect of the Retained Interest will be deducted from payments on the Deposited Assets as received and, in general, will not be deposited in the applicable certificate account or become a part of the related trust. Unless otherwise provided in the applicable prospectus supplement, any partial recovery of interest on a Deposited Asset, after deduction of all applicable administration fees, will be allocated between the Retained Interest (if any) and interest distributions to certificateholders on a pari passu basis.

     The applicable prospectus supplement will specify the administrative agent's, if any, and the trustee's compensation, and the source, manner and priority of payment of the compensation of administrative agent and trustee, with respect to a given series of certificates.

     If and to the extent specified in the applicable prospectus supplement, in addition to amounts payable to any sub-administrative agent, the administrative agent, if any; and otherwise the trustee will pay from its compensation certain expenses incurred in connection with its administration of the Deposited Assets, including, without limitation, payment of the fees and disbursements of the trustee, if applicable, and independent accountants, payment of expenses incurred in connection with distributions and reports to certificateholders, and payment of any other expenses described in the related prospectus supplement.

Advances in Respect of Delinquencies

     Unless otherwise specified in the applicable prospectus supplement, the administrative agent or the trustee will have no obligation to make any advances with respect to collections on the Deposited Assets or in favor of the certificateholders of the related series of certificates. However, to the extent provided in the applicable prospectus supplement, the administrative agent or the trustee will advance on or before each Distribution Date its own funds or funds held in the certificate account for such series that are not part of the funds available for distribution for such Distribution Date. The amount of funds advanced will equal the aggregate of payments of principal, premium (if any) and interest (net of related administration fees and any Retained

Interest) with respect to the Deposited Assets that were due during the related Collection Period (as defined in the related prospectus supplement) and were delinquent on the related Determination Date, subject to (i) any such administrative agent's or trustee's good faith determination that such advances will be reimbursable from Related Proceeds (as defined below) and
(ii) such other conditions as may be specified in the prospectus supplement.

     Advances are intended to maintain a regular flow of scheduled interest, premium (if any) and principal payments to holders of the class or classes of certificates entitled to Advances, rather than to guarantee or insure against losses. Unless otherwise provided in the related prospectus supplement, advances of an administrative agent's or trustee's funds will be reimbursable only out of related recoveries on the Deposited Assets (and amounts received under any form of credit support) for such series with respect to which such advances were made (as to any Deposited Assets, the "Related Proceeds"); provided, however, that any advance will be reimbursable from any amounts in the certificate account for the series to the extent that the administrative agent or trustee shall determine, in its sole judgment, that the advance (a "Nonrecoverable Advance") is not ultimately recoverable from Related Proceeds. If advances have been made by the administrative agent or trustee from excess funds in the certificate account for any series, the administrative agent or trustee will replace the funds in such certificate account on any future Distribution Date to the extent that funds in the certificate account on the Distribution Date are less than payments required to be made to certificateholders on such date. If so specified in the related prospectus supplement, the obligations, if any, of an administrative agent or trustee to make advances may be secured by a cash advance reserve fund or a surety bond. If applicable, information regarding the characteristics of, and the identity of any obligor on, any such surety bond, will be set forth in the related prospectus supplement.

Certain Matters Regarding the Administrative Agent and the Depositor

     An administrative agent, if any, for each series of certificates under the trust agreement will be named in the related prospectus supplement. The entity serving as administrative agent for any such series may be the trustee, the Depositor, an affiliate of either or any third party and may have other normal business relationships with the trustee, the Depositor, their affiliates.

     The trust agreement will provide that an administrative agent may resign from its obligations and duties under the trust agreement with respect to any series of certificates only if such resignation, and the appointment of a successor, will not result in a withdrawal or downgrading of the rating of any class of certificates of such series, or upon a determination that its duties under the trust agreement with respect to such series are no longer permissible under applicable law. No resignation will become effective until the trustee or a successor has assumed the administrative agent's obligations and duties under the trust agreement with respect to such series.

     The trust agreement will further provide that neither an administrative agent, the Depositor nor any director, officer, employee, or agent of the administrative agent or the Depositor will incur any liability to the related trust or certificateholders for any action taken, or for refraining from taking any action, in good faith under the trust agreement or for errors in judgment; provided, however, that none of the administrative agent, the Depositor nor any such person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties under the trust agreement or by reason of reckless disregard of obligations and duties under the trust agreement. The trust agreement will further provide that, unless otherwise provided in the applicable series supplement, an administrative agent, the Depositor and any director, officer, employee or agent of the administrative agent or the Depositor will be entitled to indemnification by the related trust and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the trust agreement or the certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties under the trust agreement or by reason of reckless disregard of obligations and duties under the trust agreement. In addition, the trust agreement will provide that neither an administrative agent nor the Depositor will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to their respective responsibilities under the trust agreement or which in its opinion may cause it to incur any expense or liability. Each of the administrative agent or the Depositor may, however, in its discretion undertake any action which it may deem necessary or desirable with respect to the trust agreement and the rights and duties of the parties to the trust agreement and the interests of the certificateholders under the trust agreement. The applicable prospectus supplement will describe how the legal expenses and costs of such action and any liability resulting from such action will be allocated.

     Any person into which an administrative agent may be merged or consolidated, or any person resulting from any merger or consolidation to which an administrative agent is a part, or any person succeeding to the business of an administrative agent, will be the successor of the administrative agent under the trust agreement with respect to the certificates of any given series.

Administrative Agent Termination Events; Rights Upon Administrative Agent Termination Event

     Unless otherwise provided in the related prospectus supplement, "Administrative Agent Termination Events" under the trust agreement with respect to any given series of certificates will consist of the following:

     o any failure by an administrative agent to remit to the trustee any funds in respect of collections on the Deposited Assets and credit support, if any, as required under the trust agreement, that continues unremedied for five days after the giving of written notice of such failure to the administrative agent by the trustee or the Depositor, or to the administrative agent, the Depositor and the trustee by the holders of such certificates evidencing not less than 25% of the Voting Rights (as defined below);

     o any failure by an administrative agent duly to observe or perform in any material respect any of its other covenants or obligations under the trust agreement with respect to such series which continues unremedied for thirty days after the giving of written notice of such failure to the administrative agent by the trustee or the Depositor, or to the administrative agent, the Depositor and the trustee by the holders of such certificates evidencing not less than 25% of the Voting Rights; and

     o specified events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by or on behalf of an administrative agent indicating its insolvency or inability to pay its obligations.

Any additional Administrative Agent Termination Events with respect to any given series of certificates will be set forth in the applicable prospectus supplement. In addition, the applicable prospectus supplement and the trust agreement will specify as to each matter requiring the vote of holders of certificates of a class or group of classes within a given series, the circumstances and manner in which the Required Percentage (as defined below) applicable to each matter is calculated. "Required Percentage" means with respect to any matter requiring a vote of holders of certificates of a given series, the specified percentage (computed on the basis of outstanding Stated Amount or Notional Amount, as applicable) of certificates of a designated class or group of classes within such series (either voting as separate classes or as a single class) applicable to such matter, all as specified in the applicable prospectus supplement and the trust agreement. "Voting Rights" evidenced by any certificate will be the portion of the voting rights of all the certificates in the related series allocated in the manner described in the related prospectus supplement.

     Unless otherwise specified in the applicable prospectus supplement, so long as an Administrative Agent Termination Event under the trust agreement with respect to a given series of certificates remains unremedied, the Depositor or the trustee may, and at the direction of holders of such certificates evidencing not less than the Required Percentage of the Voting Rights, the trustee will, terminate all the rights and obligations of the administrative agent under the trust agreement relating to the applicable trust and in and to the related Deposited Assets (other than any Retained Interest of such administrative agent). The trustee will then succeed to all the responsibilities, duties and liabilities of the administrative agent under the trust agreement with respect to such series (except that if the trustee is prohibited by law from obligating itself to make advances regarding delinquent Deposited Assets, then the trustee will not be so obligated) and will be entitled to similar compensation arrangements. In the event that the trustee is unwilling or unable to act, it may or, at the written request of the holders of such certificates evidencing not less than the Required Percentage of the Voting Rights, it will appoint, or petition a court of competent jurisdiction for the appointment of an administration agent acceptable to the rating agency with a net worth at the time of such appointment of at least $15,000,000 to act as successor to such administrative agent under the trust agreement with respect to such series. Pending such appointment, the trustee is obligated to act in such capacity (except that if the trustee is prohibited by law from obligating itself to make advances regarding delinquent Deposited Assets, then the trustee will not be so obligated). The trustee and any such successor may agree upon the compensation be paid to such successor, which in no event may be greater than the compensation payable to such administrative agent under the trust agreement with respect to such series.

     No certificateholder will have the right under the trust agreement to institute any proceeding with respect to the trust agreement unless the holder previously has given to the trustee written notice of breach and unless the holders of certificates evidencing not less than the Required Percentage of the Voting Rights have made written request upon the trustee to institute such proceeding in its own name as trustee under the trust agreement and have offered to the trustee reasonable indemnity, and the trustee for fifteen days has neglected or refused to institute any such proceeding. The trustee, however, is under no obligation to exercise any of the trusts or powers vested in it by the trust agreement or to make any investigation of matters arising under the trust agreement or to institute, conduct or defend any litigation under the trust agreement or in relation to the trust agreement at the request, order or direction of any of the holders of certificates covered by the trust agreement, unless the certificateholders have offered to the trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred by the trustee.

Modification And Waiver

     Unless otherwise specified in the applicable prospectus supplement, the trust agreement for each series of certificates may be amended by the Depositor and the trustee with respect to such series, without notice to or consent of the certificateholders, for specified purposes including:

o    to cure any ambiguity;

o to correct or supplement any provision of the trust agreement which may be inconsistent with any other provision of the trust agreement or in the prospectus supplement;

o to add or supplement any credit support for the benefit of any certificateholders (provided that if any such addition affects any series or class of certificateholders differently than any other series or class of certificateholders, then such addition will not, as evidenced by an opinion of counsel, have a material adverse effect on the interests of any affected series or class of certificateholders);

o to add to the covenants, restrictions or obligations of the Depositor, the administrative agent, if any, or the trustee for the benefit of the certificateholders;

o to add, change or eliminate any other provisions with respect to matters or questions arising under such trust agreement so long as (x) any such addition, change or elimination will not, as evidenced by an opinion of counsel, affect the tax status of the trust or result in a sale or exchange of any certificate for tax purposes and (y) the trustee has received written confirmation from each rating agency rating such certificates that such amendment will not cause such rating agency to qualify, reduce or withdraw the then current rating of the certificates; or

o    to comply with any requirements imposed by the Code.

Without limiting the generality of the foregoing, unless otherwise specified in the applicable prospectus supplement, the trust agreement may also be modified or amended from time to time by the Depositor, and the trustee, with the consent of the holders of certificates evidencing not less than the Required Percentage of the Voting Rights of those certificates that are materially adversely affected by such modification or amendment for the purpose of adding any provision to or changing or eliminating any provision of the trust agreement or of modifying in any manner the rights of such certificateholders; provided, however, that in the event modification or amendment would materially adversely affect the rating of any series or class by each rating agency, the Required Percentage specified in the trust agreement shall include an additional specified percentage of the certificates of such series or class.

     Except as otherwise set forth in the applicable prospectus supplement, no such modification or amendment may, however, (i) reduce in any manner the amount of or defer the timing of, distributions or payments which are required to be made on any certificate without the consent of the holder of such certificate or (ii) reduce the aforesaid Required Percentage of Voting Rights required for the consent to any amendment without the consent of the holders of all certificates covered by the trust agreement then outstanding.

     Unless otherwise specified in the applicable prospectus supplement, holders of certificates evidencing not less than the Required Percentage of the Voting Rights of a given series may, on behalf of all certificateholders of that series, (i) waive, insofar as that series is concerned, compliance by the Depositor, the trustee or the administrative agent, if any, with certain restrictive provisions, if any, of the trust agreement before the time for such compliance and (ii) waive any past default under the trust agreement with respect to certificates of that series, except a default in the failure to distribute amounts received as principal of (and premium, if any) or any interest on any such certificate and except a default in respect of a covenant or provision the modification or amendment of which would require the consent of the holder of each outstanding certificate affected by the modification or amendment.

Reports To Certificateholders; Notices

     Reports to Certificateholders. Unless otherwise provided in the applicable prospectus supplement, with each distribution to certificateholders of any class of certificates of a given series, the administrative agent or the trustee, as provided in the related prospectus supplement, will forward or cause to be forwarded to each such certificateholder, to the Depositor and to such other parties as may be specified in the trust agreement, a statement setting forth:

o the amount of such distribution to certificateholders of such class allocable to principal of or interest or premium, if any, on the certificates of such class; and the amount of aggregate unpaid interest as of such Distribution Date;

o in the case of certificates with a variable Pass-Through Rate, the Pass-Through Rate applicable to such Distribution Date, as calculated in accordance with the method specified in this prospectus and in the related prospectus supplement;

o the amount of compensation received by the administrative agent, if any, and the trustee for the period relating to such Distribution Date, and such other customary information as the administrative agent, if any, or otherwise the trustee deems necessary or desirable to enable certificateholders to prepare their tax returns;

o if the prospectus supplement provides for advances, the aggregate amount of advances included in such distribution, and the aggregate amount of unreimbursed advances at the close of business on such Distribution Date;

o the aggregate stated principal amount or, if applicable, notional principal amount of the Deposited Assets and the current interest rate on the Deposited Assets at the close of business on such Distribution Date;

o the aggregate Stated Amount or aggregate Notional Amount, if applicable, of each class of certificates (including any class of certificates not offered by this prospectus) at the close of business on such Distribution Date, separately identifying any reduction in such aggregate Stated Amount or aggregate Notional Amount due to the allocation of any Realized Losses or otherwise; and

o as to any series (or class within such series) for which credit support has been obtained, the amount of coverage of each element of credit support included in the series (or class within such series) as of the close of business on such Distribution Date.

     In the case of information furnished with respect to the amounts of distributions or the amounts of compensation of the administrative agent and the trustee, the amounts shall be expressed as a U.S. dollar amount (or equivalent U.S. dollar amount in any other Specified Currency) per minimum denomination of certificates or for such other specified portion of the certificates. Within a reasonable period of time after the end of each calendar year, the administrative agent or the trustee, as provided in the related prospectus supplement, shall furnish to each person who at any time during the calendar year was a certificateholder a statement containing the information set forth above with respect to the amounts of distributions or the amounts of compensation of the administrative agent and the trustee, aggregated for such calendar year or the applicable portion of the calendar year during which such person was a certificateholder. Such obligation of the administrative agent or the trustee, as applicable, will be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the administrative agent or the trustee, as applicable, under any requirements of the Code as are from time to time in effect.

     Notices. Unless otherwise provided in the applicable prospectus supplement, any notice required to be given to a holder of a registered certificate will be mailed to the last address of such holder set forth in the applicable certificate register. Any notice required to be given to a holder of a bearer certificate will be published in a daily morning newspaper of general circulation in the city or cities specified in the prospectus supplement relating to such bearer certificate.

Evidence As To Compliance

     The trustee and, if so specified in the related prospectus supplement, any administrative agent will be required to deliver annually to the Depositor, a report (an "Assessment of Compliance") that assesses compliance by that party with the servicing criteria set forth in Item 1122(d) under the Regulation AB that contains the following:

          (a) a statement of the party's responsibility for assessing compliance with the servicing criteria applicable to it;

          (b) a statement that the party used the criteria in Item 1122(d) of Regulation AB to assess compliance with the applicable servicing criteria;

          (c) the party's assessment of compliance with the applicable servicing criteria during and as of the end of the prior calendar year, setting forth any material instance of noncompliance identified by the party; and

          (d) a statement that a registered public accounting firm has issued an attestation report on the party's assessment of compliance with the applicable servicing criteria during and as of the end of the prior calendar month.

     Each party that is required to deliver an Assessment of Compliance will also be required to simultaneously deliver a report (an "Attestation Report") of a registered public accounting firm, prepared in accordance with the standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board, that expresses an opinion, or states that an opinion cannot be expressed, concerning the party's assessment of compliance with the applicable servicing criteria.

     The trust agreement may also provide for delivery to the Depositor by the trustee, on or before a specified date in each year, of an annual statement signed by an authorized officer to the effect that after a review, to the best of such officer's knowledge, the trustee has fulfilled its obligations under the trust agreement throughout the preceding year with respect to any series of certificates.

     Copies of the annual accountants' statement, if any, and the statement of officers of the trustee may be obtained by certificateholders without charge upon written request to either the administrative agent or the trustee, as applicable, at the address set forth in the related prospectus supplement.

Replacement Certificates

     Unless otherwise provided in the applicable prospectus supplement, if a certificate is mutilated, destroyed, lost or stolen, it may be replaced at the corporate trust office or agency of the applicable trustee in the City and State of New York (in the case of registered certificates) or at the principal London office of the applicable trustee (in the case of bearer certificates), or such other location as may be specified in the applicable prospectus supplement, upon payment by the holder of such expenses as may be incurred by the applicable trustee in connection with the replacement of the certificate and the furnishing of such evidence and indemnity as such trustee may require. Mutilated certificates must be surrendered before new certificates will be issued.

Termination

     The obligations created by the trust agreement for each series of certificates will terminate upon the payment to certificateholders of that series of all amounts held in the related certificate account or by an administrative agent, if any, and required to be paid to them under the trust agreement following the earlier of (i) the final payment or other liquidation of the last Deposited Asset subject to the trust agreement or the disposition of all property acquired upon foreclosure or liquidation of any such Deposited Asset and (ii) the purchase of all the assets of the trust by the party entitled to effect such termination, under the circumstances and in the manner set forth in the related prospectus supplement. In no event, however, will any trust created by the trust agreement continue beyond the respective date specified in the related prospectus supplement.

     Any purchase of Deposited Assets and property acquired in respect of Deposited Assets evidenced by a series of certificates will be made at a price approximately equal to the aggregate fair market value of all the assets in the trust (as determined by the trustee, the administrative agent, if any, and, if different than both such persons, the person entitled to effect such termination), in each case taking into account accrued interest at the applicable interest rate to the first day of the month following such purchase or, to the extent specified in the applicable prospectus supplement, a specified price as described in the applicable prospectus supplement (such price, a "Purchase Price").

Duties of the Trustee

     The trustee makes no representations as to the validity or sufficiency of the trust agreement, the certificates of any series or any Deposited Asset or related document. The trustee is not accountable for the use or application by or on behalf of any administrative agent of any funds paid to the administrative agent or its designee in respect of such certificates or the Deposited Assets, or deposited into or withdrawn from the related certificate account or any other account by or on behalf of the administrative agent. If no Administrative Agent Termination Event has occurred and is continuing with respect to any given series, the trustee is required to perform only those duties specifically required under the trust agreement with respect to such series. However, upon receipt of the various certificates, reports or other instruments required to be furnished to it, the trustee is required to examine such documents and to determine whether they conform to the applicable requirements of the trust agreement.

The Trustee

     The trustee for any given series of certificates under the trust agreement will be named in the related prospectus supplement. The commercial bank, national banking association or trust company serving as trustee will be unaffiliated with, but may have normal banking relationships with, the Depositor, any administrative agent and their respective affiliates.

                LIMITATIONS ON ISSUANCE OF BEARER CERTIFICATES

     In compliance with United States Federal income tax laws and regulations, the Depositor and any underwriter, agent or dealer participating in the offering of any bearer certificate will agree that, in connection with the original issuance of such bearer certificate and during the period ending 40 days after the issue of such bearer certificate, they will not offer, sell or deliver such bearer certificate, directly or indirectly, to a U.S. Person (as defined below) or to any person within the United States, except to the extent permitted under U.S. Treasury regulations.

     Bearer certificates will bear a legend to the following effect: "Any United States Person who holds this obligation will be subject to limitations under the United States income tax laws, including the limitations provided in Sections 165(j) and 1287(a) of the Internal Revenue Code." The sections referred to in the legend provide that, with certain exceptions, a United States taxpayer who holds bearer certificates will not be allowed to deduct any loss with respect to, and will not be eligible for capital gain treatment with respect to any gain realized on a sale, exchange, redemption or other disposition of, such bearer certificates.

     As used in this prospectus, "United States" means the United States of America and its possessions, and "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, or an estate or trust the income of which is subject to United States Federal income taxation regardless of its source.

     Pending the availability of a definitive global security or individual bearer certificates, as the case may be, certificates that are issuable as bearer certificates may initially be represented by a single temporary global security, without interest coupons, to be deposited with a common depositary in London for Euroclear Bank S.A./N.V., as operator of the Euroclear System ("Euroclear"), and Clearstream Banking, societe anonyme ("Clearstream Banking") for credit to the accounts designated by or on behalf of the purchasers of such certificates. Following the availability of a definitive global security in bearer form, without coupons attached, or individual bearer certificates and subject to any further limitations described in the applicable prospectus supplement, the temporary global security will be exchangeable for interests in such definitive global security or for such individual bearer certificates, respectively, only upon receipt of a "Certificate of Non-U.S. Beneficial Ownership." A "Certificate of Non-U.S. Beneficial Ownership" is a certificate to the effect that a beneficial interest in a temporary global security is owned by a person that is not a U.S. Person or is owned by or through a financial institution in compliance with applicable U.S. Treasury regulations. No bearer certificate will be delivered in or to the United States. If so specified in the applicable prospectus supplement, interest on a temporary global security will be distributed to each of Euroclear and Clearstream Banking with respect to that portion of such temporary global security held for its account, but only upon receipt as of the relevant Distribution Date of a Certificate of Non-U.S. Beneficial Ownership.

                                CURRENCY RISKS

Exchange Rates and Exchange Controls

     An investment in a certificate having a Specified Currency other than U.S. dollars entails significant risks that are not associated with a similar investment in a security denominated in U.S. dollars. Such risks include, without limitation, the possibility of significant changes in rates of exchange between the U.S. dollar and such Specified Currency and the possibility of the imposition or modification of foreign exchange controls with respect to such Specified Currency. Such risks generally depend on factors over which the Depositor has no control, such as economic and political events and the supply of and demand for the relevant currencies. In recent years, rates of exchange between the U.S. dollar and certain currencies have been highly volatile, and such volatility may be expected in the future. Fluctuations in any particular exchange rate that have occurred in the past are not necessarily indicative, however, of fluctuations in the rate that may occur during the term of any certificate. Depreciation of the Specified Currency for a certificate against the U.S. dollar would result in a decrease in the effective yield of such certificate below its Pass-Through Rate and, in certain circumstances, could result in a loss to the investor on a U.S. dollar basis.

     Governments have from time to time imposed, and may in the future impose, exchange controls that could affect exchange rates as well as the availability of a Specified Currency for making distributions in respect of certificates denominated in such currency. At present, the Depositor has identified the following currencies in which distributions of principal, premium and interest on certificates may be made: euro, U.K. pound sterling, Australian dollars, Canadian dollars, Danish kroner, Japanese yen, New Zealand dollars and U.S. dollars. However, certificates distributable with Specified Currencies other than those listed may be issued at any time. There can be no assurance that exchange controls will not restrict or prohibit distributions of principal, premium or interest in any Specified Currency. Even if there are no actual exchange controls, it is possible that, on a Distribution Date with respect to any particular certificate, the currency in which amounts then due to be distributed in respect of such certificate are distributable would not be available. In that event, such payments will be made in the manner set forth above under "Description of Certificates--General" or as otherwise specified in the applicable prospectus supplement.

     As set forth in the applicable prospectus supplement, certain of the Underlying Securities may be denominated in a currency other than the Specified Currency. Although payments in respect of principal and interest on the certificates will be made in the Specified Currency, such payments may be based in whole or in part upon receipt by the related trust of payments in the Underlying Securities Currency. An investment in certificates supported by Underlying Securities denominated in a currency other than the Specified Currency entails significant risks not associated with an investment in securities supported by obligations denominated in the same currency as the currency of payment on such securities. Such risks include, without limitation, the possibility of significant changes in rates of exchange between the Specified Currency and the Underlying Securities Currency and the possibility of the imposition or modification of foreign exchange controls with respect to either the Specified Currency or the Underlying Securities Currency.

     PROSPECTIVE PURCHASERS SHOULD CONSULT THEIR OWN FINANCIAL AND LEGAL ADVISORS AS TO THE RISKS ENTAILED BY AN INVESTMENT IN CERTIFICATES DENOMINATED IN A CURRENCY OTHER THAN U.S. DOLLARS. SUCH CERTIFICATES ARE NOT AN APPROPRIATE INVESTMENT FOR PERSONS WHO ARE UNSOPHISTICATED WITH RESPECT TO FOREIGN CURRENCY TRANSACTIONS.

     The information set forth in this prospectus is directed to prospective purchasers of certificates who are United States residents. The applicable prospectus supplement for certain issuances of certificates may set forth certain information applicable to prospective purchasers who are residents of countries other than the United States with respect to matters that may affect the purchase or holding of, or receipt of distributions of principal, premium or interest in respect of, such certificates.

     Any prospectus supplement relating to certificates having a Specified Currency other than U.S. dollars will contain information concerning historical exchange rates for such currency against the U.S. dollar, a description of such currency, any exchange controls affecting such currency and any other required information concerning such currency.

Payment Currency

     Except as set forth below or unless otherwise provided in the applicable prospectus supplement, if distributions in respect of a certificate are required to be made in a Specified Currency other than U.S. dollars and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond the Depositor's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then all distributions in respect of such certificate shall be made in U.S. dollars until such currency is again available or so used. The amounts so payable on any date in such currency shall be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency or as otherwise indicated in the applicable prospectus supplement.

Foreign Currency Judgments

     Unless otherwise specified in the applicable prospectus supplement, the certificates will be governed by and construed in accordance with the law of the State of New York. Courts in the United States customarily have not rendered judgments for money damages denominated in any currency other than the U.S. dollar. A 1987 amendment to the Judiciary Law of the State of New York provides, however, that an action based upon an obligation denominated in a currency other than U.S. dollars will be rendered in the foreign currency of the underlying obligation and converted into U.S. dollars at the rate of exchange prevailing on the date of the entry of the judgment or decree.

                   MATERIAL FEDERAL INCOME TAX CONSEQUENCES

     The following is a general discussion of the material federal income tax consequences of owning and disposing of the certificates. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury Regulations promulgated and proposed thereunder (the "Regulations"), judicial decisions and published administrative rulings and pronouncements of the Internal Revenue Service (the "Service") and interpretations thereof. All of these authorities and interpretations are subject to change, and such changes may be applied on a retroactive basis.

     This discussion represents the opinion of tax counsel to the Trust, subject to the qualifications set forth herein. Except as specifically provided, this discussion does not purport to address the tax consequences of persons other than initial purchasers who are U.S. Certificateholders (as defined below) that hold their certificates as capital assets (within the meaning of Section 1221 of the Code) nor does it discuss all of the tax consequences that may be relevant to particular investors or to investors subject to special treatment under the United States federal income tax laws (such as life insurance companies, retirement plans, regulated investment companies, persons who hold their certificates as part of a "straddle," a "hedge" or a "conversion transaction," persons that have a "functional currency" other than the U.S. dollar, investors in pass-through entities and tax-exempt organizations). This discussion assumes that the Underlying Securities are U.S. dollar-denominated debt instruments for United States federal income tax purposes. Underlying Securities that are debt instruments but not denominated in U.S. dollars are considered under "Special Considerations for Underlying Securities

Denominated in a Foreign Currency." Underlying Securities that are not debt instruments will be discussed in the Supplement or an attachment thereto.

     U.S. Certificateholder. For purposes of this discussion, a "U.S. Certificateholder" means a certificateholder that is (i) a citizen or resident of the United States, (ii) a partnership or corporation (or other entity treated like a corporation for federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source, (iv) a trust with respect to which both (A) a court in the U.S. is able to exercise primary authority over its administration and (B) one or more U.S. persons have the authority to control all of its substantial decisions or (v) a trust that has elected to be treated as a United States person under applicable Regulations. A "Non-U.S. Certificateholder" means a person that is neither a U.S. Certificateholder nor a certificateholder subject to rules applicable to former citizens and residents of the United States.

     PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR TAX ADVISORS WITH REGARD TO THE FEDERAL TAX CONSEQUENCES OF PURCHASING, HOLDING AND DISPOSING OF THE CERTIFICATES UNDER THEIR OWN PARTICULAR CIRCUMSTANCES, AS WELL AS THE TAX CONSEQUENCES ARISING UNDER THE LAWS OF ANY LOCAL, STATE OR FOREIGN JURISDICTION TO WHICH THEY MAY BE SUBJECT.

Tax Status of the Trust

     Classification as Trust. In the opinion of Sidley Austin LLP, the Trust will not be classified as a corporation or as a publicly traded partnership taxable as a corporation for federal income tax purposes and, therefore, will not be subject to federal income tax. Although the matter is not entirely free from doubt, the parties will treat the Trust as a "grantor trust" for federal income tax purposes. The certificateholders, therefore, will be deemed to own directly their proportionate shares of the Underlying Securities allocable to their classes of certificates and will generally be required to report on their federal income tax returns their proportionate shares of the Trust's income and deductions in accordance with their own methods of accounting. No assurance can be given that the Service will agree with the foregoing classification of the Trust or that if challenged this classification will prevail.

     Classification as Partnership. If the Trust is classified as a tax partnership, the Trust will not be subject to federal income tax, but each item of income, gain, loss, deduction and credit generated by the Underlying Securities will be allocated among the certificateholders as partners in accordance with their respective interests. The amount of income reportable by the certificateholders as partners could differ from the amount of income reportable by the certificateholders as grantors of a trust. A cash basis certificateholder treated as a partner, for example, might be required to report income when the Trust accrues the income rather than when the certificateholder receives it and, consequently, might be taxed on more income than received on the certificate. In addition, partnership characterization may have adverse state or local tax consequences for certificateholders. Certificateholders are urged to consult with their tax advisors regarding the foregoing.

     Because the Trustee will treat the Trust as a grantor trust for federal income tax purposes, it will not comply with the tax reporting requirements applicable to partnerships. The remaining discussion assumes that the Trust is, and the certificates represent interests in, a grantor trust for federal income tax purposes.

Income of U.S. Certificateholders

     In General. A certificateholder will allocate the purchase price for a certificate among the different Underlying Securities represented by the certificate in proportion to the relative fair market values of the different Underlying Securities on the purchase date. The amount allocated to any particular Underlying Security will represent the initial adjusted basis of the certificateholder's interest in that Underlying Security. Thereafter, a certificateholder should calculate separately the items of income, gain, loss, deduction and credit with respect to those different interests.

     Certificates Subject to Call. In some cases, the acquisition of a certificate will represent both the purchase of interests in the Underlying Securities and the grant of an option to call the certificate. In that case, the purchase price allocable to the interests in the Underlying Securities should equal the fair market value of such interests and any difference between the fair market value of the interests and the purchase price of the certificate should represent an option premium deemed paid to the certificateholder for writing the option. If the amount of the purchase price allocated to Underlying Securities either exceeds or falls short of the adjusted issue price (as more fully described below, but ordinarily, the principal amount) of the Underlying Securities, then the certificateholder's interests in the Underlying Securities will have been acquired by the certificateholder either at a premium or a discount. See the discussions below under the captions "Market Discount" and "Premium."

     Because of the difficulties of allocating the purchase price of a certificate between a deemed option premium and the Underlying Securities, and the related tax reporting, the Trust generally intends for reporting purposes to treat the deemed option premium as insignificant and allocate any certificate purchase price entirely to the Underlying Securities. No assurance can be given that the Service will agree with this position and if the Service allocates less of the purchase price to the Underlying Securities and more to the deemed option premium, then the certificateholder may have more discount to take into income or less premium available to use as an offset against interest income. In addition, although the matter is not entirely free from doubt, such a re-allocation by the Service may allow (but not require) a certificateholder to integrate the option and the Underlying Securities, treating them as a single "synthetic" debt instrument under Section 1.1275-6 of the Regulations.

     The Trust will generally not identify the interests in the Underlying Securities and any option as part of an integrated transaction. The remaining discussion assumes that these positions will not be integrated and that the Trust's allocation of the purchase price of a certificate will be respected. Certificateholders are urged to consult with their tax advisors regarding the foregoing.

     Different Income Tax Treatment of Different Classes. The certificates may be issued in different classes and may represent (i) an interest in the Underlying Securities in full, (ii) an interest in a specified portion of one or more principal payments or interest payments on the

Underlying Securities ("Strip Certificates") or (iii) an interest in a specified portion of the principal amount of the Underlying Securities and a specified portion of the interest payable on the Underlying Securities ("Fixed Rate and Floating Rate Certificates"). These differences affect the income tax treatment of the different classes.

Interests in the Underlying Securities in Full

     For income tax purposes these certificates are equivalent to holding the Underlying Securities and the following considerations apply to their tax treatment.

     Original Issue Discount. Certain of the Underlying Securities may have been issued with original issue discount ("OID") for federal income tax purposes. In general, the OID on an Underlying Security will equal the difference between the issue price of the Underlying Security and its stated redemption price at maturity ("SRPM"), which is ordinarily the difference between the initial price of the Underlying Security to the public and the stated principal amount of the Underlying Security. OID is deemed to accrue over the term of the Underlying Security under a constant yield method that takes into account the semi-annual (or more frequent) compounding of interest.

     Unless a certificateholder acquires its interest in an Underlying Security at a premium (as explained below), if the amount of OID on an Underlying Security exceeds a certain "de minimis" amount, then regardless of its accounting method, a certificateholder will be required to include in gross income OID as it accrues on the Underlying Security during the period that the certificateholder has an interest in the Underlying Security.

     Contingent Payment Securities. Certain of the Underlying Securities may have been issued with contingent interest and, as a result, would be subject to the contingent payment rules under the OID provisions of the Code. The interest on these securities must generally be taken into account whether or not the amount of any payment is fixed or determinable in the taxable year, according to how interest would accrue under a comparable noncontingent OID instrument.

     Market Discount. To the extent the purchase price of a certificate allocated to an Underlying Security is less than the Underlying Security's adjusted issue price (that is, the initial price of the Underlying Security to the public increased for accrued OID), the certificateholder may acquire its interest in the Underlying Security with "market discount" as defined under
Section 1276 of the Code. If the amount of market discount exceeds a certain "de minimis" amount, then the certificateholder will have to recognize as ordinary income its share of any gain realized on the disposition of either the Underlying Security or the Certificate, to the extent such market discount has accrued. In addition, the certificateholder will have to recognize as ordinary income its share of any partial principal payment on the Underlying Security to the extent market discount has accrued. Alternatively, the certificateholder may elect to recognize and include market discount in income currently. (Because such an election will affect how the certificateholder treats other securities it should only be made after consulting with a tax adviser). In either case, the basis of the certificateholder's interest in the Underlying Security will increase by the amount of market discount recognized. If the market discount rules apply to one or more Underlying Securities represented by a certificate but a certificateholder does not elect to currently accrue and include market discount in income currently, then the certificateholder may have to defer claiming a deduction for part or all of any interest expense incurred or continued to purchase or carry the certificate.

     Premium. Depending on how the purchase price of a certificate is allocated among the certificateholder's interests in the Underlying Securities, the certificateholder's interests in one or more Underlying Securities may be purchased with either an acquisition premium or a bond premium. A certificateholder's interests in an Underlying Security is purchased with acquisition premium if the purchase price allocated to the Underlying Security exceeds the adjusted issue price of the Underlying Security but not its stated redemption price at maturity, Acquisition premium reduces (but does not eliminate) the amount of OID that the certificateholder would otherwise have to include in income. The affect of acquiring an interest in an Underlying Security with bond premium is discussed below under the caption "Fixed Rate and Floating Rate Certificates--Bond Premium."

     Election to Treat All Interest as Original Issue Discount. A certificateholder may elect to include in gross income all interest (including stated interest, OID, de minimis OID, market discount and de minimis market discount, as adjusted by any bond premium or acquisition premium) that accrues on an Underlying Security using a constant yield method. Because this election will affect how the certificateholder treats other securities it should only be made after consulting with a tax adviser.

Strip Certificates

     The federal income tax consequences of acquiring, holding, and disposing of Strip Certificates will be discussed in the applicable Supplement or an attachment thereto.

Fixed Rate and Floating Rate Certificates

     Original Issue Discount. Proper federal income tax treatment of these certificates is unclear. In effect, a portion of the principal and a portion of the interest have been "stripped" off the Underlying Securities. Under the tax rules applicable to stripped debt obligations, on the date a certificate is purchased, each of the Underlying Securities represented by the certificate is treated as newly issued (possibly with original issue discount) for purposes of reporting a certificateholder's income. Notwithstanding these rules, however, the investment of the certificateholder more closely resembles an investment in an ordinary, non-OID bond than an investment in a discount instrument.

     Assuming the certificates are purchased at par (generally, the face amount of the Underlying Securities) and subject to the discussion in the paragraph below, the Trust intends to take the position that the Fixed Rate and Floating Rate Certificates do not represent interests in securities having original issue discount. Based upon the foregoing, it is reasonable for each Fixed Rate and Floating Rate certificateholder to report on its federal income tax return, in a manner consistent with its method of tax accounting, its share of the interest income earned with respect to the Underlying Securities. If, however, the Service successfully challenges this position, the Fixed Rate and Floating Rate Certificates would represent interests in securities having original issue discount. In that case, Fixed Rate and Floating Rate certificateholders would have to include in gross income such OID as accrued over the term of the Underlying Securities under a constant yield method. In addition, Fixed Rate and Floating Rate certificateholders who acquire their certificates after the original issuance (that is, on re-sale) may acquire their interests in the Underlying Securities either with additional discount or at a premium. These purchasers should consult their tax advisors regarding the tax consequences of acquiring, owning and disposing of Fixed Rate and Floating Rate Certificates under these circumstances.

     Bond Premium. Depending on how the purchase price of a certificate is allocated among the Underlying Securities, a certificateholder may acquire its interest in one or more Underlying Securities at a bond premium. This will occur to the extent that the purchase price allocated to the certificateholder's portion of the Underlying Security exceeds the stated redemption price at maturity of the certificateholder's portion of the Underlying Security. If the certificateholder makes (or has made) an election under Section 171 of the Code, then the premium will be amortizable over the term of the Underlying Security under a constant yield method. The amount of premium amortized in each taxable year offsets the interest income on the Underlying Security but also reduces the certificateholder's basis in the Underlying Security. Because this election will affect how the certificateholder treats other securities it should only be made after consulting with a tax advisor.

Special Considerations for Underlying Securities That Include Trust Preferred

     The Underlying Securities may include Trust Preferred Securities. Ordinarily, an issuer of Trust Preferred Securities may defer the interest payments on the subordinated debentures that underlie the Trust Preferred Securities, thereby deferring the interest payments on the Trust Preferred Securities as well. The materials used to offer Trust Preferred Securities may express the view that the Trust Preferred Securities were not issued with original issue discount. Presumably, this is based on the belief that the likelihood of the issuer exercising its right to defer interest on the subordinated debentures was remote. In these cases, the Trust also intends to treat these assets as having been issued without OID.

     If the Service successfully challenges this treatment (or the assertion that the exercise of the deferral right was remote), then a certificateholder will have to include any OID in income as it accrues over the term of the Trust Preferred Securities regardless of whether the certificateholder received the cash attributable to that income and regardless of the certificateholder's regular accounting method. Similarly, if the issuer of the Trust Preferred Securities exercises its right to defer interest payments on the subordinated debentures, then beginning with the first deferral period, the certificateholders will have to accrue the interest payable on the Trust Preferred Securities as OID.

Deductibility of Trust's Fees and Expenses

     Fees and Expenses. Under Section 162 or 212 of the Code, each certificateholder will be entitled to deduct its pro rata share of expenses incurred by the Trust. In the case of individuals (and trusts, estates or other persons that compute their income in the same manner as individuals) these expenses will be deductible under Section 67 of the Code only to the extent these expenses, plus other "miscellaneous itemized deductions" of the individual, exceed 2% of the individual's adjusted gross income. In addition,
Section 68 of the Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a certain amount (the "Applicable Amount") will be reduced by the lesser of (i) 3% of the excess of the individual's adjusted gross income over the Applicable Amount or (ii) 80% of the amount of itemized deductions otherwise allowable for the taxable year. The 3% and 80% limits are scheduled to be reduced starting in 2006 and return to current levels in 2010.

     Foreign Tax Credits. Foreign income taxes (if any) withheld from payments to the Trust will be includible in the income of certificateholders and will likewise be deductible to certificateholders, or, alternatively, certificateholders may, subject to various limitations, be eligible to claim a U.S. foreign tax credit.

Sale or Exchange by Certificateholders

     Sale or Exchange of a Certificate. A certificateholder who sells a certificate prior to its maturity will be treated as having sold a pro rata portion of the Underlying Securities represented by the certificate. The certificateholder will recognize gain or loss equal to the difference, if any, between the amount received for each type of Underlying Security (determined based on the relative fair market values of the Underlying Securities on the date of sale) and the certificateholder's adjusted basis in each Underlying Security. A certificateholder's adjusted basis in an Underlying Security will equal the amount of the Certificate purchase price initially allocated to the Underlying Security, increased by any original issue discount accrued by the certificateholder with respect to that security and decreased by the bond premium amortized and any payments of stated redemption price at maturity (generally, principal payments) received with respect to that security. Except for gain representing accrued interest and accrued market discount not previously included in income, any gain or loss will be capital gain or loss.

     Certificates Subject to Call. As noted above, in some cases the acquisition of a certificate will represent both the purchase of an interest in the Underlying Securities and the grant of an option to call the certificate. Although the matter is not entirely free from doubt, these two actions are likely to represent a straddle for purposes of Section 1092 of the Code. Consequently, any capital gain or loss realized on the sale, exchange or redemption of the certificate will be short-term capital gain or loss regardless of how long the certificate is held.

     Sale of the Underlying Securities. If the Trust sells the Underlying Securities (or the Underlying Securities are redeemed or retired by the Issuer) each certificateholder will be treated as having sold its pro rata interest in the Underlying Security and gain or loss (if any) will be recognized by the certificateholder. Except for gain representing accrued interest and accrued market discount not previously included in income, any gain or loss will be capital gain or loss.

     In Kind Redemption of Certificates. If the Underlying Securities are distributed in exchange for certificates in accordance with the proportionate interests of the certificateholders in the principal and interest payments on the Underlying Securities, then that distribution will not be treated as a taxable event. A certificateholder will, however, have gain or loss if following an in-kind redemption, the certificateholder has a greater or lesser interest in the principal or interest payments on the Underlying Securities than it held immediately before the exchange.

     Modification or Exchange of Underlying Securities. Depending upon the circumstances, it is possible that a modification of the terms of the Underlying Securities, or a substitution of other assets for the Securities following a default on the Underlying Securities, would be a taxable event to certificateholders, in which case they would recognize gain or loss as if they had sold their interests in the Underlying Securities.

Special Considerations for Underlying Securities Denominated in a Foreign
Currency

     The following U.S. federal income tax considerations apply to certificates ("Foreign Currency Certificates") that represent interests in Underlying Securities that are debt instruments denominated in currency other than the U.S. dollar ("Underlying Foreign Securities"). Different rules apply to interest that may be taken into income upon receipt (such as interest received from a non-OID debt by a cash method U.S. Certificateholder) and interest that must be taken into income as it accrues (such as OID and "ordinary" interest in the case of an accrual method U.S. Certificateholder).

     Interest That May be Taken Into Income Upon Receipt ("Current Interest"). In the case of Current Interest paid in a foreign currency, the Certificateholder must determine (and include in income) the U.S. dollar value of the foreign currency payment on the date the payment is received, regardless of whether the payment is in fact converted into U.S. dollars at that time. If the payment is retained in the form of the foreign currency, then the U.S. dollar value of the currency on the date of payment will be the U.S. Certificateholder's tax basis in the foreign currency. Any gain or loss subsequently realized by the U.S. Certificateholder on the sale or other disposition of the foreign currency (including its exchange into U.S. dollars or its use to purchase additional Certificates) will be ordinary income or loss.

     Interest That Must be Taken Into Income as it Accrues and Before Receipt ("Accrued Interest"). A U.S. Certificateholder must determine (and include in income) the U.S. dollar value of its Accrued Interest income by translating that income at the average rate of exchange for the accrual period or, if the accrual period spans two taxable years, by translating the income at the average rate for that part of the accrual period falling within the taxable year. Alternatively, the U.S. Certificateholder may elect to translate Accrued Interest using the rate of exchange on the last day of the accrual period or, with respect to an accrual period that spans two taxable years, using the rate of exchange on the last day of the taxable year for that part of the accrual period falling within the taxable year. In addition, if the last day of an accrual period is within five business days of the date of receipt of the Accrued Interest, a U.S. Certificateholder may translate the interest using the rate of exchange on the date of receipt. Because the election will apply to other debt obligations held by the U.S. Certificateholder and may not be changed without the consent of the Service, a U.S. Certificateholder should consult a tax advisor before making the above election.

     Receipt of Accrued Interest. A U.S. Certificateholder will recognize exchange gain or loss (which will be treated as ordinary income or loss) on the date the Accrued Interest is received. The amount of exchange gain or loss recognized will equal the difference, if any, between the U.S. dollar value of the foreign currency payment received (determined on the date the payment is received) and the U.S. dollar value of the Accrued Interest taken into income with respect to the accrual period.

     Acquisition of Foreign Currency Certificates With Foreign Currency. A U.S. Certificateholder who purchases a Foreign Currency Certificate with previously acquired foreign currency will recognize ordinary income or loss equal to the difference (if any) between the

Certificateholder's tax basis in the foreign currency and the U.S. dollar fair market value of the foreign currency as determined on the date of purchase.

     Sale, Exchange or Retirement of a Foreign Currency Certificate. Upon the disposition of a Foreign Currency Certificate (whether by sale, exchange or redemption), a U.S. Certificateholder will recognize taxable gain or loss equal to the difference between the amounts realized with respect to its interests in the different Underlying Foreign Securities and the U.S. Certificateholder's adjusted tax basis in its interests in the different Underlying Foreign Securities. See the discussion under "Sale or Exchange by Certificateholders." If the U.S. Certificateholder receives foreign currency on the disposition of the Foreign Currency Certificate, the amount realized will be based on the U.S. dollar value of the foreign currency on either the date the payment is received or the date the Foreign Currency Certificate is sold, exchanged or redeemed.

     To the extent gain or loss realized upon the disposition of a Foreign Currency Certificate is attributable to fluctuations in currency exchange rates, it will be treated as ordinary income or loss but will not be characterized as interest income or as an interest expense. The amount of currency gain or loss will equal the difference between the U.S. dollar value of the principal amounts of the different Underlying Foreign Securities, determined on the date the payment is received or the Foreign Currency Certificate is disposed of, and the U.S. dollar value of the foreign currency principal amount of the different Underlying Foreign Securities, determined on the date the U.S. Certificateholder acquired the Foreign Currency Certificate. Foreign currency gain or loss will be recognized only to the extent of the total gain or loss realized by the U.S. Certificateholder on the disposition of the Foreign Currency Certificate.

     Market Discount. If a U.S. Certificateholder's share of a Foreign Currency Security is acquired at market discount, then the amount of market discount accrued in respect of that Foreign Currency Security is measured in terms of the foreign currency. Market discount is deemed to accrue in all cases, but at a U.S. Certificateholder's election the amount accrued may be taken into income either (i) currently or (ii) upon the receipt of any partial principal payment on the Foreign Currency Security, or upon the sale, exchange, retirement or other disposition of the Foreign Currency Certificate. (See the earlier discussion of market discount under the caption "Interests in the Underlying Securities in Full --Market Discount"). Market discount that is taken into income currently, and before receipt, is treated like Accrued Interest and Market Discount that is not taken into account until received, is treated like Current Interest.

     Premium. If a U.S. Certificateholder's share of a Foreign Currency Security is acquired at a premium, then the amount of premium amortized in respect of any interest payment from that Foreign Currency Security is measured in terms of the foreign currency. (See the earlier discussion of bond premium under the caption "Fixed Rate and Floating Rate Certificates--Bond Premium.") At the time the corresponding interest payment is received, the portion of the interest payment equal to the amortized premium should be treated as a return of principal. A U.S. Certificateholder should then recognize exchange gain or loss on that portion based on the difference between the U.S. dollar value of such amount as measured on the date the interest payment is received and the U.S. dollar cost of the amount as measured on the date the Certificate was acquired. As to the treatment of the remaining amount of the interest payment, see the earlier discussions of Current Interest and Accrued Interest.

Income of Non-U.S. Certificateholders

     A Non-U.S. Certificateholder who is an individual or corporation (or an entity treated as a corporation for federal income tax purposes) holding the certificates on its own behalf will not be subject to United States federal income taxes on payments of principal, premium, interest or original issue discount on a certificate, unless the Non-U.S. Certificateholder is (i) a direct or indirect 10% or greater shareholder of the issuer of the Underlying Securities; (ii) a controlled foreign corporation related to the issuer of the Underlying Securities; or (iii) an individual who ceased being a U.S. citizen or long-term resident for tax avoidance purposes. To qualify for the exemption from taxation, the Withholding Agent, as defined below, must have received a statement from the individual or corporation that:

o is signed under penalties of perjury by the beneficial owner of the certificate,

o    certifies that such owner is not a U.S. Certificateholder, and

o    provides the beneficial owner's name and address.

     A "Withholding Agent" is the last United States payor (or a non-U.S. payor who is a qualified intermediary, U.S. branch of a foreign person, or withholding foreign partnership) in the chain of payment prior to payment to a Non-U.S. Certificateholder (which itself is not a Withholding Agent). Generally, this statement is made on an IRS Form W-8BEN ("W-8BEN"), which is effective for the remainder of the year of signature plus three full calendar years unless a change in circumstances makes any information on the form incorrect. Notwithstanding the preceding sentence, a W-8BEN with a U.S. taxpayer identification number will remain effective until a change in circumstances makes any information on the form incorrect, provided that the Withholding Agent reports at least annually to the beneficial owner on IRS Form 1042-S. The beneficial owner must inform the Withholding Agent within 30 days of such change and furnish a new W-8BEN. A Non-U.S. Certificateholder who is not an individual or corporation (or an entity treated as a corporation for federal income tax purposes) holding the certificates on its own behalf may have substantially increased reporting requirements. In particular, in the case of certificates held by a foreign partnership (or foreign trust), the partners (or beneficiaries) rather than the partnership (or trust) will be required to provide the certification discussed above, and the partnership (or trust) will be required to provide certain additional information.

     A Non-U.S. Certificateholder whose income with respect to its investment in a certificate is effectively connected with the conduct of a U.S. trade or business would generally be taxed as if the certificateholder was a U.S. person provided the certificateholder provides to the Withholding Agent an IRS Form W-8ECI.

     Certain securities clearing organizations, and other entities that are not beneficial owners, may be able to provide a signed statement to the Withholding Agent. However, in such case, the signed statement may require a copy of the beneficial owner's W-8BEN (or a substitute form).

     Generally, a Non-U.S. Certificateholder will not be subject to federal income taxes on any amount which constitutes capital gain upon retirement or disposition of a certificate, unless the Non-U.S. Certificateholder is an individual who is present in the United States for 183 days or more in the taxable year of the disposition and the gain is derived from sources within the

United States. Certain other exceptions may be applicable, and a Non-U.S. Certificateholder should consult its tax advisor in this regard.

     Estate Tax. The certificates will not be includible in the estate of a Non-U.S. Certificateholder unless (a) the individual is a direct or indirect 10% or greater shareholder of the Underlying Securities Issuer or, (b) at the time of such individual's death, payments in respect of the certificates would have been effectively connected with the conduct by such individual of a trade or business in the United States, or (c) the certificateholder was an individual who ceased being a U.S. citizen or long-term resident for tax avoidance purposes.

Information Reporting and Backup Withholding

     Backup withholding of U.S. federal income tax may apply to payments made in respect of a certificate to a registered owner who is not an "exempt recipient" and who fails to provide certain identifying information (such as the registered owner's taxpayer identification number) in the manner required. Generally, individuals are not exempt recipients whereas corporations and certain other entities are exempt recipients. Payments made in respect of a certificateholder must be reported to the Service, unless the certificateholder is an exempt recipient or otherwise establishes an exemption. Compliance with the identification procedures (described in the preceding section) will also establish an exemption from backup withholding for a Non-U.S. Certificateholder who is not an exempt recipient.

     In addition, upon the sale of a certificate to (or through) a broker, the broker must backup withhold on the entire purchase price, unless either (i) the broker determines that the seller is a corporation or other exempt recipient or (ii) the seller provides certain identifying information in the required manner, and in the case of a Non-U.S. Certificateholder certifies that the seller is a Non-U.S. Certificateholder (and certain other conditions are met). The sale must also be reported by the broker to the Service, unless either (i) the broker determines that the seller is an exempt recipient or
(ii) the seller certifies its non-U.S. status (and certain other conditions are met).

     Any amounts withheld under the backup withholding rules from a payment to a certificateholder will be allowed as a refund or a credit against such certificateholder's U.S. federal income tax, provided that the required information is furnished to the Service.

Proposed Reporting Regulations

     In June 2002 the IRS and Treasury Department proposed new rules concerning the reporting of tax information with respect to "Widely Held Fixed Investment Trusts." If these rules are finalized in their current form, the Trustee may be compelled, or have an opportunity, to adopt new ways of calculating and reporting tax items (such as OID, market discount, sale proceeds and premium) to the certificateholders. Any new method of calculating and reporting tax items to the certificateholders could have the effect of accelerating their income and delaying their deductions.

State and Local Tax Considerations

     Potential certificateholders should consider the state and local tax consequences of the purchase, ownership and disposition of the certificates. State and local tax laws may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the tax laws of any state or locality. Therefore, potential certificateholders should consult their tax advisors with respect to the various state and local tax consequences of an investment in the certificates.

Possible Alternative Treatment of the Underlying Securities

     Except as noted in the Supplement, the issuer of the Underlying Securities believes and has received an opinion of counsel to the effect that the Underlying Securities constitute indebtedness for federal income tax purposes. If the Service successfully challenges that assertion, then a certificateholder's interest in the Underlying Securities may instead be treated as representing an interest in the stock of the Underlying Securities issuer. Treatment of the Underlying Securities as stock could have adverse tax consequences to certain holders. For example, a Non-U.S. Holder might lose the benefit of treating the income on the certificate as interest not subject to federal withholding tax.

                             PLAN OF DISTRIBUTION

     Certificates may be offered in any of three ways:

o    through underwriters or dealers;

o    directly to one or more purchasers; or

o    through agents.

The applicable prospectus supplement will set forth the terms of the offering of any series of certificates, which may include the names of any underwriters or initial purchasers, the purchase price of the certificates and the proceeds to the Depositor from the sale, any underwriting discounts and other items constituting underwriters' compensation, any initial public offering price, any discounts or concessions allowed or reallowed or paid to dealers, any securities exchanges on which the certificates may be listed, any restrictions on the sale and delivery of certificates in bearer form and the place and time of delivery of the certificates to be offered by the applicable prospectus supplement.

     If underwriters are used in the sale, certificates will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. Certificates may be offered to the public either through underwriting syndicates represented by managing underwriters or by underwriters without a syndicate. The managing underwriters or underwriters in the United States will include Wachovia Securities, an affiliate of the Depositor. Unless otherwise set forth in the applicable prospectus supplement, the obligations of the underwriters to purchase the certificates will be subject to certain conditions precedent, and the underwriters will be obligated to purchase all of the certificates if any certificates are purchased. Any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

     Certificates may also be sold through agents designated by the Depositor from time to time. Any agent involved in the offer or sale of certificates will be named, and any commissions payable by the Depositor to such agent will be set forth, in the applicable prospectus supplement. Unless otherwise indicated in the applicable prospectus supplement, any agent will act on a best efforts basis for the period of its appointment.

     If so indicated in the applicable prospectus supplement, the Depositor will authorize agents, underwriters or dealers to solicit offers by certain specified institutions to purchase certificates at the public offering price described in such prospectus supplement as required by delayed delivery contracts providing for payment and delivery on a future date specified in such prospectus supplement. Such contracts will be subject only to those conditions set forth in the applicable prospectus supplement and such prospectus supplement will set forth the commissions payable for solicitation of such contracts.

     Any underwriters, dealers or agents participating in the distribution of certificates may be deemed to be underwriters and any discounts or commissions received by them on the sale or resale of certificates may be deemed to be underwriting discounts and commissions under the Securities Act. Agents and underwriters may be entitled under agreements entered into with the Depositor to indemnification by the Depositor against certain civil liabilities, including liabilities under the Securities Act, or to contribution with respect to payments that the agents or underwriters may be required to make in respect of those liabilities. Agents and underwriters may be customers of, engage in transactions with, or perform services for, the Depositor or its affiliates in the ordinary course of business.

     Wachovia Securities is an affiliate of the Depositor. Wachovia Securities' participation in the offer and sale of certificates complies with the requirements of Section 2720 of the Conduct Rules of the National Association of Securities Dealers, Inc. regarding underwriting securities of an affiliate.

     As to each series of certificates, only those classes rated in one of the investment grade rating categories by a rating agency will be offered by this prospectus. Any unrated classes or classes rated below investment grade may be retained by the Depositor or sold at any time to one or more purchasers.

     Affiliates of the underwriters may act as agents or underwriters in connection with the sale of the certificates. Any affiliate of the underwriters so acting will be named, and its affiliation with the underwriters described, in the related prospectus supplement. Also, affiliates of the underwriters may act as principals or agents in connection with market-making transactions relating to the certificates.

     The underwriters involved in the offering of any series of certificates may include Wachovia Securities, an affiliate of the Depositor, and may include other affiliates of the Depositor. Wachovia Securities or other affiliates may be involved in any series as an underwriter or an agent.

     Wachovia Corporation conducts its investment banking, institutional, and capital markets businesses through its various bank, broker-dealer and non-bank subsidiaries (including Wachovia Capital Markets, LLC) under the trade name of Wachovia Securities. Any references to Wachovia Securities in this prospectus Supplement, however, do not include Wachovia Securities, Inc., member NASD/SIPC, a separate broker-dealer subsidiary of Wachovia Corporation, and an affiliate of Wachovia Capital Markets, LLC.

                                LEGAL OPINIONS

     Certain legal matters with respect to the certificates will be passed upon by Sidley Austin LLP, New York, New York, or other counsel identified in the applicable prospectus supplement.

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution.*

     The following table sets forth the estimated expenses to be incurred in connection with the offering of the Trust Certificates, other than underwriting discounts and commissions:

     SEC Registration Fee..................................     $    2,675.00
     Trustee's Fees and Expenses...........................         12,000.00
     Printing and Engraving................................         30,000.00
     Legal Fees and Expenses...............................         50,000.00
     Blue Sky Fees.........................................          2,500.00
     Accounting Fees and Expenses..........................         20,000.00
     Rating Agency Fees....................................         50,000.00
     Miscellaneous.........................................         10,000.00

     Total.................................................       $177,175.00

==============================================================================

* All amounts are estimates of aggregate expenses incurred or to be incurred in connection with the issuance and distribution of a series of Trust Certificates in an aggregate principal amount assumed for these purposes to be equal to $25,000,000 of the Trust Certificates registered hereby.

Item 15. Indemnification of Directors and Officers.

     Under the proposed form of Underwriting Agreement, the Underwriters are obligated under certain circumstances to indemnify certain controlling persons of the Registrant against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

     The Registrant's Certificate of Incorporation provides for indemnification of directors and officers of the Registrant to the full extent permitted by Delaware law.

     Section 145 of the Delaware General Corporation Law provides, in substance, that Delaware corporations shall have the power, under specified circumstances, to indemnify their directors, officers, employees and agents in connection with actions, suits or proceedings brought against them by a third party or in the right of the corporation, by reason of the fact that they were or are such directors, officers, employees or agents, against expenses incurred in any such action, suit or proceeding. The Delaware General Corporation Law also provides that the Registrant may purchase insurance on behalf of any such director, officer, employee or agent.

Item 16. Exhibits.

     (a)  Financial Statements:

          None.

     (b)  Exhibits:

          1.1  Form of Underwriting Agreement.*

          3.1  Restated Certificate of Incorporation of the Registrant.*

          3.2  By-laws of the Registrant.*

          4.1  Form of Trust Agreement.*

          4.2  Form of Series Supplement to Trust Agreement.*

          5.1 Opinion of Sidley Austin LLP as to legality of the securities.**

          8.1  Opinion of Sidley Austin LLP as to certain tax matters.**

          23.1 Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1 hereto).

          24.1 Powers of Attorney.

--------------------
*    Incorporated by reference from Registration Statement No. 333-70808.
**   Previously filed.


Item 17. Undertakings.

A. Undertaking pursuant to Rule 415 offering.

     The undersigned registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a) (1) (iii) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement; and provided, further, however, that paragraphs (a) (1) (i) and (a) (1) (ii) do not apply if the information required to be included in a post-effective amendment is provided pursuant to Item 1100(c) of Regulation AB.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering.

     (4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

          (i) Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

          (ii) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of the registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

     (5) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:

     The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

          (i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

          (ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

          (iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

          (iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

B. Undertaking in respect of incorporation of subsequent Exchange Act documents by reference.

     The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934), that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

C. Undertaking in respect of indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

D. Undertaking in respect of incorporation of subsequent Exchange Act documents by third parties.

     The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 of a third party that is incorporated by reference in the registration statement in accordance with Item 1100(c)(1) of Regulation AB shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

E. Undertaking in respect of information provided through the Internet.

     The undersigned registrant hereby undertakes that, except as otherwise provided by Item 1105 of Regulation AB, information provided in response to that Item pursuant to Rule 312 of Regulation S-T through the specified Internet address in the prospectus is deemed to be a part of the prospectus included in the registration statement. In addition, the undersigned registrant hereby undertakes to provide to any person without charge, upon request, a copy of the information provided in response to Item 1105 of Regulation AB pursuant to Rule 312 of Regulation S-T through the specified Internet address as of the date of the prospectus included in the registration statement if a subsequent update or change is made to the information.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that (1) it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and (2) it reasonably believes that the security rating requirement of Transaction Requirement B.5 of Form S-3 will be met by the time of sale of each series of securities to which this registration statement relates and has duly caused this amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina, on the 17th day of April, 2006.


                                       SYNTHETIC FIXED-INCOME SECURITIES, INC.


                                       By:  /s/ James Whang
                                           -----------------------------------
                                       Name:    James Whang
                                       Title:   Managing Director

     Pursuant to the requirements of the Securities Act of 1933, amendment number 2 to this registration statement has been signed below by the following persons in the capacities and on the dates indicated.


        Signature                         Title                     Date
        ---------                         -----                     ----


            *
--------------------------  President (Principal Executive
      Brian Zwerner         Officer) and Director               April 17, 2006


            *
--------------------------  Senior Vice President (Principal
      David Pitelka         Financial and Accounting Officer)   April 17, 2006


/s/ Curtis Arledge
--------------------------
      Curtis Arledge        Director                            April 17, 2006


--------------------------
     Orlando Figueroa       Director                            April 17, 2006


*By:/s/ Curtis Arledge
    -----------------------------
    Attorney-in-fact


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